[LOGO] STATE STREET RESEARCH

Mid-Cap Growth Fund
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                         Annual Report to Shareholders
                         September 30, 2000

In this Report       Does Asset
                  Allocation Still
                     Make Sense?

                                    [GRAPHIC]

                         plus
                            U.S. Economy Glides to a Slower Pace
                            Valuation and the Stock Market
                            Fund Portfolio and Financials

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   Contents

2  12 Month Review
   A look at the fund and its market
   environment over the past 12 months

6  Performance in Perspective
   The most recent performance in
   context of the fund's track record

8  The Fund in Detail
   Portfolio holdings, financials and notes

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Introducing our new president

We are pleased to announce that Richard "Dick" S. Davis has joined State Street Research & Management Company as President and Chief Executive Officer. Dick comes to his new position from our parent company, MetLife, where he has served as senior vice president of fixed income investments and was responsible for the firm's $110 billion fixed income portfolio.

[PHOTO]
Richard S. Davis

Dick began his professional investment career 30 years ago at First Boston Corporation. He spent eight years at J.P. Morgan Investment Management and J.P. Morgan Securities, where he held positions in global fixed income sales management, client sales and service, risk management and product development. Dick holds a BA from Georgetown University and an MBA from Columbia University.

We are delighted to welcome a new leader with such an exceptional track record and outstanding business acumen, and we look forward to hearing from Dick in the months ahead.

[GRAPHIC]
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12 MONTH REVIEW Management's Discussion of Fund Performance Part 1
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How State Street Research
Mid-Cap Growth Fund Performed

State Street Research Mid-Cap Growth Fund delivered strong performance despite a generally volatile stock market. The fund returned 54.91% for the 12-month period ended September 30, 2000.(1) That was slightly less than the Russell Midcap Growth Index, which returned 60.37% over the same period.(2)

Reasons for the Fund's Performance

Technology stocks drove the fund's performance early in the fiscal year, then accounted for weaker performance in March as many leading-edge companies were hurt badly by a correction. However, diversification was beneficial and helped steady the fund's performance. Investments in health care, financial services and energy helped performance. Telecommunications stocks were a drag on performance in the final quarter. However, it remains one of the fund's areas of focus, along with health care and technology, all of which continue to offer long-term growth potential.

The fund completed a thorough restructuring early in the year, replacing many large-cap holdings with mid-cap stocks that had higher growth potential. Strong performance, higher transaction activity as a result of restructuring and the migration of strong performers above mid-cap size limits (which necessitated selling) all contributed to a high capital gains distribution for the year.

Looking Ahead

Despite uncertainties about economic growth, profits and a presidential election, we believe that mid-cap growth stocks continue to enjoy a combination of reasonable valuations, sound fundamentals and excellent growth potential. These characteristics persist across a broad array of sectors and industry groups.

Class A Shares(1)

     54.91%% [UP ARROW]

"The fund completed
a thorough
restructuring early
in the year."

[PHOTO]
Catherine Dudley
Portfolio Manager,
State Street Research
Mid-Cap Growth Fund

Russell Midcap
Growth Index(2)

     60.37% [UP ARROW]

More Management's Discussion of Fund Performance on pages 6 and 7.

Because financial markets and mutual fund strategies are constantly evolving, it's possible that the fund's holdings, market stance, outlook for various industries or securities, and other matters discussed in this report have changed since this information was prepared. Portfolio changes should not be considered recommendations for action by individual investors.


2  State Street Research Mid-Cap Growth Fund

[GRAPHIC] The Fund at a Glance as of 9/30/00

State Street Research Mid-Cap Growth Fund: a stock fund with a growth approach to mid cap investing.

Integrated Device Technology

The company benefited from a strong communications semiconductor product cycle, strong earnings growth and an upward revision of long-term growth prospects. The stock contributed strongly to fund performance. We trimmed our exposure as it outgrew our market cap limits.

[GRAPHIC]

Hits & Misses

[GRAPHIC]

Entrust

This leader in Internet security surprised the market with lower than expected earnings in the wake of slower market acceptance of its product and longer than expected integration of merger activity. As a result, we sold the stock.

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Total Net Assets: $1.1 billion
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Top 10 Holdings

     Issuer/Security        % of fund assets

(1)  Andrx                              3.5%

(2)  Genzyme                            2.4%

(3)  Integrated Device Technology       2.4%

(4)  Bed Bath & Beyond                  2.2%

(5)  R&B Falcon                         2.2%

(6)  Redback Networks                   2.1%

(7)  Millipore                          2.1%

(8)  Mercury Interactive                2.1%

(9)  Sandisk                            2.1%

(10) Bea Systems                        2.0%

     Total                             23.1%

See page 11 for more details.

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Performance: Class A

Fund Average Annual Total Returns as of 9/30/00 (at maximum applicable sales charge)(3,4)

  1 Year    5 Years  10 Years
-------------------------------
  46.00%    12.31%    20.44%

Fund Average Annual Total Returns as of 9/30/00 (does not reflect sales charge)(1,3)

  1 Year    5 Years  10 Years
-------------------------------
  54.91%    13.65%    21.16%

See pages 6 and 7 for data on other share classes.

Russell Midcap Growth Index
as of 9/30/00(2)

  1 Year    5 Years  10 Years
-------------------------------
  60.37%    24.63%    22.82%

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Top 5 Industries

% of fund assets

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A BAR CHART IN THE PRINTED
MATERIAL]

September 30, 1999

Communications, Media & Entertainment          10.1%
Retail                                          9.8%
Electronics: Semiconductors/Components          8.6%
Financial Data Processing Services & Systems    7.8%
Communications Technology                       7.6%

September 30, 2000

Computer Software                              15.2%
Drugs & Biotechnology                          13.0%
Communications Technology                      10.2%
Electronics: Semiconductors/Components          8.8%
Retail                                          5.8%

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Ticker Symbols

State Street Research Mid-Cap Growth Fund

Class A: SCFAX Class B(1): SCFPX Class B: SCFBX Class C: SCFDX Class S: SCFCX

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1     Does not reflect sales charge.

2 The Russell Midcap Growth Index contains only those stocks within the complete Russell Midcap Index (a mid-sized company index) that show above average growth. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

3 Keep in mind that past performance is no guarantee of future results. The fund's share price and return will fluctuate and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value.

4     Performance reflects a maximum 5.75% Class A front-end sales charge.

[GRAPHIC]  The Way We Think

Does Asset Allocation Still Make Sense?

It was probably one of the first lessons you learned about investing: don't put all your eggs in one basket. Yet, over the past three years, if you had put all your eggs in a big-growth technology basket, you could have hatched some oversized returns. What does that say about the age-old notion that you should divide your investment dollars among stocks, bonds and cash? That you should keep some money invested in value as well as growth, in defensive as well as aggressive stocks, and in small and mid caps as well as large caps?

If you did any--or all--of the above, your investment returns may not have measured up to the performance of "big growth," and you may feel that asset allocation let you down. But asset allocation isn't supposed to generate the highest possible returns. It's a risk moderator, not a performance buster. Here's how it can help:

Trends Fade

History shows that when investors load up their portfolios with "the next best thing," it's easy to get burned. Remember the glory days of Polaroid and Xerox? Maybe not. But that's the point. Both were "glamour" technology stocks of the 1960s, and neither regained its momentum after the bear market of the 1970s. And gold?

When it skyrocketed in the mid-1970s, some people poured their life savings into the sector before prices were cut in half. In the 1990s, there was a long list of "phenomenon" investments: biotechnology, emerging markets and most recently the Internet. If you diversify, you can get exposure to these sectors in moderation as well as some downside protection when the market turns against them. That strategy would have paid off handsomely this year as some of last year's high fliers, such as wireless and the Internet, have come down to earth, while stodgy groups such as energy, financials and health care have moved ahead.

U.S. Economy Glides to a Slower Pace

With interest rates on hold since May, it appears that the Federal Reserve has managed to orchestrate a slowdown of the U.S. economy without harsh effects on consumers, workers or the markets. As a result, the Fed has let rates stand in its past two meetings. However, it continues to warn that it is not entirely satisfied with the relatively high spending and rising prices in some sectors of the economy, both of which could threaten higher inflation. Third quarter gross domestic product (the nation's total output of goods and services) was significantly lower than second quarter, 2.7% versus 5.6%.

More Share in Good Times

Prosperity has broadened its reach across the income spectrum. Poverty dropped to a 20-year low last year. Real median household income rose to a record high of $40,800 as personal income, in general, continued to climb. Consumer confidence also remained high, which was somewhat surprising in light of soaring energy prices. Most consumers are feeling the pinch at the pumps and see the price hikes reflected in their utility bills. Yet, there is little evidence that higher energy prices have filtered through to the broader economy. What's more, inflation remained tame--though higher than a year ago--at 3.5%.

Financial Markets Reflect Uncertainty

The uneven performance by the U.S. stock market in the final quarter had less to do with the economy than a string of disappointing announcements about sales and earnings from new economy market leader Intel as well as some old stalwarts such as Gillette, Procter & Gamble and Kodak. Yet, gains for the year were strong. The S&P 500 returned 13.3% while the technology-heavy Nasdaq was up 34.0%. Mid-cap value stocks gained ground against large cap stocks. Long-term U.S. Treasury bonds were helped by optimism about the economic slowdown plus a federal buyback of bonds. Foreign markets were generally disappointing. Canada was the bright spot on the globe, as energy and telecommunication companies have brought its stock market to life.

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                             Key Indicators Point to
                                  Slower Growth
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New home sales [DOWN ARROW] fell 3.0%
Retail sales growth slowed [DOWN ARROW] from 6.5% to 3.5%
Corporate profit growth slowed [DOWN ARROW] from 4.8% to 3.0%
Jobless rate held steady at [LEFT AND RIGHT ARROWS] 4.0%
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                             But Pockets of Strength
                                Keep Fed on Vigil
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 Consumer spending [DOWN ARROW] 4.5%
 Consumer Price Index [DOWN ARROW] 3.5%
 Personal income [DOWN ARROW] 4.0%
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                                 U.S. Department of Commerce. Third Quarter 2000


4  State Street Research Mid-Cap Growth Fund

Cycles Shift

Sometimes groups of stocks charge ahead because they offer something new--like the Internet. But one of the strongest forces in the stock market is valuation [see sidebar, on this page]: the measure of a stock's worth relative to the market as a whole or to its industry group. History shows that valuation shifts over time, and the markets follow. When investors believe that a company or an industry is capable of generating superior profits for an extended period of time, they bid up its stock price on that expectation. But investors find it difficult to stop on a dime and tend to overdo a move in either direction. As investors move a stock's price higher, it can become overvalued. If profit growth slows, even a little, it can cause investors to rethink the price they are willing to pay. Then, a stock's price may fall to the point where it becomes undervalued.

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                         The Next Best Investment Thing?
                        TOP-PERFORMING EQUITY INVESTMENTS
                                    1990-1999
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1990                Growth            Large cap            Biotechnology

1991                Growth            Small cap            Biotechnology

1992                Value             Small cap            Financials

1993                Growth            Small cap            Gold

1994                Growth            Small cap            Health Care

1995                Growth            Large cap            Technology

1996                Value             Mid cap              Energy

1997                Growth            Large cap            Financials

1998                Growth            Large cap            Wireless
                                                           Communications

1999                Growth            Large cap            Technology

2000 ytd*           Value             Mid cap              Energy

Sources: Ibbotson, Frank Russell & Co., Standard & Poor's.
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This perfectly normal movement of the markets accounts for the fact that over time, different types of stocks have captured the limelight [see table above]. It's impossible to guess which group is going to emerge as a winner in any given year. The next best thing is to divide your investments so that you are there when the cycle takes off. You don't have to worry about when to get out, because rebalancing (the process of trimming your winners and adding to your losers to keep your asset proportions constant) will help you maintain the amount of risk that's right for you.

Dig Out of Diversification Deficit

Of course, rebalancing is also one of the hardest investment moves to make--it feels counterintuitive to lighten up on the very investments that have helped you and add to the ones that have disappointed. But if you started with a portfolio divided 60/40 between stocks and bonds* at the beginning of 1997, your mix would have shifted to 72/28 by the end of 1999. That would have given you higher returns, but it also would have exposed you to a higher level of risk than you started with.

There are two ways to rebalance: you can sell some of your top-performers and add to your laggards, or you can direct your new investment dollars to the portion of your portfolio that's fallen behind until you're back to your original mix. If you're rebalancing a retirement account, you can take the first approach with no tax consequences. In a taxable account, the second approach may be more attractive because it will help you avoid taxable exchanges.

Think of asset allocation as a hedge against the market's changeability: You may accept slightly lower performance when the market is dominated by a single sector, but when the next "next best" investment comes along, diversification will help keep your portfolio steady.

* Based on the S&P 500 and the Lehman Aggregate Bond Index, 1997-1999.

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[GRAPHIC]  A Closer Look

Valuation and the stock market

Unlike items at the mall, where prices are clearly marked, a stock's price can change second by second, depending on what the next buyer is willing to pay and what the next seller is willing to accept. So how can an investor figure how much a stock is really worth?

There are a variety of measures to get at a stock's valuation, most of which involve comparing them to other stocks with similar characteristics or to the market as a whole or to historical measures that set a standard for an industry. "Usually investors are willing to pay some multiple for the growth rate of a dollar of earnings over time," says Cathy Dudley, portfolio manager of State Street Research Mid-Cap Growth Fund. "What we have seen over the last few years is that investors have been willing to pay higher multiples." At some point, says Cathy, investors are simply buying because the prices are moving higher, which Cathy thinks is shortsighted.

Cathy says that one way to get at whether a stock is over, under or fairly priced is to examine whether the risks have been appropriately factored into its price. "If investors are only paying for the positive side and the risks do not appear to have been priced in, that is when I tend to think a stock is overpriced."

[GRAPHIC]
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PERFORMANCE IN PERSPECTIVE Management's Discussion of Fund Performance Part 2
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Performance Figures as of September 30, 2000

These two pages focus on the fund's long-term track record. While a mutual fund's past performance is never a guarantee of future results, long-term returns can serve as an important context for evaluating recent performance. Three ways of measuring long-term performance are cumulative returns, average annual returns, and the change in dollar value of a given investment over time. Information about these measures follows, while the share class boxes contain the results of these measures for each share class.

Cumulative Total Return

This represents the total percentage you would have earned or lost if you had invested a lump sum in the fund and left it there until the end of the period indicated. Performance would be lower if sales charges were reflected.

Average Annual Total Return

Average annual total return percentage is the rate you would have had to earn during each year of a given time period --say, five years--in order to end up with the fund's actual cumulative return for those five years. In reality, of course, fund performance varies from year to year. Because of this, a fund's actual performance for a given year may be higher or lower than an average annual performance figure.

$10,000 Over 10 Years

This example is similar to cumulative total return, but uses dollars rather than percentages, and assumes that the lump sum you invested was $10,000. It also compares fund performance to the performance of a market index.

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Class A Front Load

o Initial sales charge of 5.75% or less, with lower sales charges for larger investments (see a prospectus for details)

o Lower annual expenses than Class B(1) or Class C shares because of lower service/distribution (12b-1) fee of 0.30%

Cumulative Total Return           1 Year    5 Years  10 Years
(does not reflect               -------------------------------------
sales charge)                     54.91%    89.60%    581.50%

Average Annual Total Return       1 Year    5 Years  10 Years
(at maximum applicable          -------------------------------------
sales charge)                     46.00%    12.31%    20.44%

[THE FOLLOWING INFORMATION WAS DEPICTED AS A LINE CHART IN THE PRINTED MATERIAL]

$10,000 Over 10 years

       Class A      S & P 500    Russell Midcap Growth Index

"90"     9425         10000                10000
"91"    14503         13109                14889
"92"    15567         14557                16263
"93"    24131         16445                19552
"94"    24736         17050                20027
"95"    33877         22115                25968
"96"    37305         26608                30209
"97"    39962         37365                39164
"98"    32713         40759                35494
"99"    41465         52084                48695
"00"    64232         58994                78092
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Class B(1) Back Load for accounts opened after 1/1/99

o     No initial sales charge

o     Deferred sales charge of 5% or less on shares you sell within six years

o     Annual service/distribution (12b-1) fee of 1.00%

o Automatic conversion to Class A shares after eight years, reducing future annual expenses

Cumulative Total Return            1 Year    5 Years  10 Years
(does not reflect                ----------------------------------
sales charge)                      53.90%    82.60%    545.62%

Average Annual Total Return        1 Year    5 Years  10 Years
(at maximum applicable           ----------------------------------
sales charge)                      48.90%    12.55%    20.50%

[THE FOLLOWING INFORMATION WAS DEPICTED AS A LINE CHART IN THE PRINTED MATERIAL]

$10,000 Over 10 years

         Class B(1)    S & P 500      Russell Midcap Growth Index

"90"       10000         10000                   10000
"91"       15388         13109                   14889
"92"       16517         14557                   16263
"93"       25559         16445                   19552
"94"       26017         17050                   20027
"95"       35357         22115                   25968
"96"       38657         26608                   30209
"97"       41080         37365                   39164
"98"       33364         40759                   35494
"99"       41951         52084                   48695
"00"       64562         58994                   78092
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6  State Street Research Mid-Cap Growth Fund

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Class B Back Load for accounts opened before 1/1/99

o     No initial sales charge

o     Deferred sales charge of 5% or less on shares you sell within five years

o     Annual service/distribution (12b-1) fee of 1.00%

o Automatic conversion to Class A shares after eight years, reducing future annual expenses

Cumulative Total Return          1 Year    5 Years  10 Years
(does not reflect              -----------------------------------
sales charge)                    53.83%    82.52%    545.32%

Average Annual Total Return      1 Year    5 Years  10 Years
(at maximum applicable         -----------------------------------
sales charge)                    48.83%    12.54%    20.50%

[THE FOLLOWING INFORMATION WAS DEPICTED AS A LINE CHART IN THE PRINTED MATERIAL]

$10,000 Over 10 years

         Class B    S & P 500    Russell Midcap Growth Index

"90"      10000       10000                 10000
"91"      15388       13109                 14889
"92"      16517       14557                 16263
"93"      25559       16445                 19552
"94"      26017       17050                 20027
"95"      35357       22115                 25968
"96"      38657       26608                 30209
"97"      41080       37365                 39164
"98"      33364       40759                 35494
"99"      41951       52084                 48695
"00"      64532       58994                 78092
--------------------------------------------------------------------------------

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Class C Level Load

o     No initial sales charge

o Deferred sales charge of 1%, paid if you sell shares within one year of purchase

o     Lower deferred sales charge than Class B(1) shares

o     Annual service/distribution (12b-1) fee of 1.00%

o No conversion to Class A shares after eight years, so annual expenses do not decrease

Cumulative Total Return             1 Year    5 Years  10 Years
(does not reflect                 ----------------------------------
sales charge)                       53.86%    82.49%    546.71%

Average Annual Total Return         1 Year    5 Years  10 Years
(at maximum applicable            ----------------------------------
sales charge)                       52.86%    12.78%    20.52%

[THE FOLLOWING INFORMATION WAS DEPICTED AS A LINE CHART IN THE PRINTED MATERIAL]

$10,000 Over 10 years

         Class C    S & P 500    Russell Midcap Growth Index

"90"      10000       10000                 10000
"91"      15388       13109                 14889
"92"      16517       14557                 16263
"93"      25535       16445                 19552
"94"      26045       17050                 20027
"95"      35439       22115                 25968
"96"      38711       26608                 30209
"97"      41134       37365                 39164
"98"      33420       40759                 35494
"99"      42033       52084                 48695
"00"      64671       58994                 78092
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class S Special Programs

o Available through certain retirement accounts, advisory accounts of the investment manager and other programs that usually involve special conditions and separate fees (see a prospectus for details)

o     No sales charges of any kind

o No service/distribution (12b-1) fees; annual expenses are lower than for other share classes

Cumulative Total Return            1 Year    5 Years  10 Years
(does not reflect                ----------------------------------
sales charge)                      55.32%    91.88%    596.14%

Average Annual Total Return        1 Year    5 Years  10 Years
(at maximum applicable           ----------------------------------
sales charge)                      55.32%    13.92%    21.41%

[THE FOLLOWING INFORMATION WAS DEPICTED AS A LINE CHART IN THE PRINTED MATERIAL]

$10,000 Over 10 years

       Class S      S & P 500      Russell Midcap Growth Index

"90"    10000         10000                   10000
"91"    15388         13109                   14889
"92"    16517         14557                   16263
"93"    25667         16445                   19552
"94"    26425         17050                   20027
"95"    36280         22115                   25968
"96"    40056         26608                   30209
"97"    42987         37365                   39164
"98"    35276         40759                   35494
"99"    44820         52084                   48695
"00"    69614         58994                   78092
--------------------------------------------------------------------------------

All of the performance figures on these pages assume reinvestment of dividends and distributions.

The average annual total returns for the fund also include the effects of any fees and sales charges that would apply for each share class.

The S&P 500 (officially, the "S&P 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

The Russell Midcap(TM) Growth Index contains only those securities from the Russell Midcap Index with a greater than average growth generation. The indices do not take transaction charges into consideration. It is not possible to invest directly in the indices.

Keep in mind that past performance is no guarantee of future results. The fund's share price and return will fluctuate and you may have a gain or loss when you sell your shares.

Performance for Class B(1) reflects Class B performance through December 31, 1998. Class B(1) was introduced January 1, 1999.

A Closer Look  [GRAPHIC]

12b-1 fees

12b-1 fees are named after the SEC rule that permits them.

The fund pays 12b-1 fees to cover service and distribution costs. The fees cover personal services and the maintenance of shareholder accounts. The fees also cover selling and marketing expenditures for the sale of fund shares.

The fund pays 12b-1 fees out of its assets, so shareholders see them as an indirect charge rather than a direct charge.

[GRAPHIC]
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The Fund in Detail
--------------------------------------------------------------------------------

The following pages describe the fund in detail as of the date of this report. They provide a "snapshot" of the fund's holdings at one moment in time (the report date), describe the financial dimensions of its operations for the past fiscal year, and give a summary of operations on a per-share basis for the past five fiscal years. There's also an overview of the fund and its business structure, as well as information on the accounting policies the fund uses in arriving at the figures it presents here.

                                                                       [PHOTO]

Together, the words and numbers in this section offer a comprehensive picture of the fund and its recent activities. In fact, the text and notes on pages 9 to 22 are an integral part of the financial statements, which wouldn't be complete without them.

For more information about the fund's strategies, risks and expenses, check the fund's prospectus; you'll need to read it before making any investments. The prospectus also has more details on the fund's share classes and its policies for shareholder accounts. To get a copy of any State Street Research prospectus, see the back cover of this report.

Keep in mind that in annual reports, the portfolio holdings and financial statements are audited, while in semiannual reports they are unaudited.


8  State Street Research Mid-Cap Growth Fund

About the Fund
--------------------------------------------------------------------------------

Business structure

State Street Research Mid-CapGrowth Fund is a mutual fund that allows shareholders to pool their assets for investment in a portfolio of securities. This fund is a series of State Street Research Capital Trust, a Massachusetts business trust, and is an open-end management investment company.

Four entities administer the fund's main business functions:

o The board of trustees oversees the fund with its shareholders' interests in mind and have ultimate responsibility for the fund's activities (see back pages of report for trustee information).

o The investment manager, State Street Research & Management Company, is responsible for the fund's investment and business activities and receives the management fee as compensation.

o The distributor, State Street Research Investment Services, Inc., sells shares of the fund, handles investor inquiries and transaction orders and provides other shareholder services.

o The custodian, State Street Bank and Trust Company, holds fund securities, provides data on their market value, and handles related services.

The investment manager and the distributor are subsidiaries of MetLife, Inc. State Street Bank and Trust Company is not affiliated with MetLife (the similarity between its name and the names of the investment manager and distributor is coincidental). A majority of the trustees consists of people who are not affiliated with MetLife or any of its subsidiaries. The distributor pays a portion of its fees to MetLife for services it provides, including maintaining the accounts of some investors who hold shares through their firm's employee benefit plans and other sponsored arrangements.

Goal and strategy

The fund seeks to provide long-term growth of capital. In seeking to achieve its investment objective, the fund invests primarily in mid cap growth stocks.

Share classes

The fund generally offers four share classes, each with its own sales charge and expense structure. The fund also offers an additional class of shares (Class B) but only to current Class B shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of other State Street Research funds.

Class A shares are subject to an initial sales charge of up to 5.75%. From October 1, 1999 to April 30, 2000 Class A shares paid a service fee equal to 0.25% of average daily net assets. Beginning May 1, 2000, Class A shares pay an annual service and distribution fee equal to 0.30% of average daily net assets. Class B(1) and Class B shares pay annual service and distribution fees of 1.00%. Class B(1) and Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B(1) and Class B shares are subject to a contingent deferred sales charge on certain redemptions made within six years and five years of purchase, respectively. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase, and also pay annual service and distribution fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of the investment manager, and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any service or distribution fees.

            The text and notes are an integral part of the financial statements.

The Fund's Accounting Policies
--------------------------------------------------------------------------------

In keeping with accounting principles generally accepted in the United States, the fund has used the following policies in preparing the portfolio holdings and financial statements in this report:

The fund values all portfolio securities as of the date of this report (or, if that day wasn't a business day, then the most recent business day). The fund uses the following methods for determining the values of various types of securities:

o Listed securities - The fund uses the price of the last sale on a national securities exchange that was quoted before the close of the New York Stock Exchange.

o Over-the-counter securities - The fund uses the closing prices quoted on the Nasdaq system. If a security hasn't traded that day, or if it is not quoted on the Nasdaq system, the value is set at halfway between the closing bid and asked quotations.

o Securities maturing within 60 days - The fund adjusts the value of these securities daily, moving them closer to the amount due on maturity as the maturity date approaches.

The fund accounts for each purchase and sale of portfolio securities on the trade date. In calculating realized gains or losses, the fund takes as its cost basis the identified cost of securities sold.

The fund records investment income from portfolio securities as follows:

o     Interest - The fund accrues interest daily as it earns it.

o     Cash dividends - The fund accrues these on the ex-dividend date.

The fund may seek additional income by lending portfolio securities to qualified institutions. The fund will receive cash or securities as collateral in the amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains or losses. If the borrower fails to return the securities and the collateral has declined in value, the fund could lose money. The fund accounts for income from the lending of its securities by including it in interest income.

The fund distributes its net earnings to its shareholders. The fund calculates these distributions using federal income tax regulations. As a result, they may be different than if the fund used generally accepted accounting principles. The fund distributes its earnings on the following schedule:

o Dividends from net investment income - The fund ordinarily declares and pays these annually, if any.

o Net realized capital gains - The fund distributes these annually, if any, and may make an additional distribution if tax regulations make it necessary.

If the fund has no earnings to distribute, it won't make a distribution.

The fund does not intend to pay federal income tax. This is because it has elected to be exempt from taxes under Subchapter M of the Internal Revenue Code, in part because it makes distributions as described above.

The fund pays expenses as follows:

o Expenses attributed to the fund - The fund pays these directly. Examples of these expenses include the management fee, transfer agent fee, custodian fee, and distribution and service fees.

o Expenses attributed to the trust of which the fund is a series - These expenses are divided up among all funds in the trust. Each fund pays a proportional share. Examples of these expenses include the legal fees and trustees' fees.

The fund has used certain estimates and assumptions in preparing this report. Although they are necessary in order to follow generally accepted accounting principles, these estimates and assumptions affect several key areas, including the reported amounts of assets and liabilities, and income and expenses. Actual results could differ from those estimates.

The text and notes are an integral part of the financial statements.


10  State Street Research Mid-Cap Growth Fund

Portfolio Holdings  September 30, 2000
--------------------------------------------------------------------------------

The listings that begin on this page detail the fund's investment holdings as of the report date. We have grouped the holdings by asset class and then by specific industry.

The solid colored circles (1) show the fund's ten largest holdings, with the number in the circle showing where the holding ranks in the top ten.

--------------------------------------------------------------------------------
Notes about specific elements of the financials are called out in boxes such as this.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEY TO SYMBOLS

*  Denotes a security which has not paid a dividend during the last year.
--------------------------------------------------------------------------------

                                                                    Market
Issuer                                                  Shares       Value
--------------------------------------------------------------------------------

Common Stocks 96.9% of net assets

Consumer Discretionary 12.4% of net assets
--------------------------------------------------------------------------------

Advertising Agencies 1.6%
TMP Worldwide Inc.*                                     218,600   $17,597,300
                                                                  -----------

Communications, Media & Entertainment 1.0%
U.S.A. Networks Inc.*                                   504,654    11,070,847
                                                                  -----------

Consumer Electronics 3.0%
Electronic Arts Inc.*                                   269,700    13,316,438
Internap Network Services Corp.*                        565,400    18,269,487
                                                                  -----------
                                                                   31,585,925
                                                                  -----------

Restaurants 1.0%
Starbucks Corp.*                                        271,600    10,880,975
                                                                  -----------

Retail 5.8%
Bed Bath & Beyond Inc.*                                 980,800    23,922,325(4)
  Retail
Best Buy Company Inc.*                                  219,600    13,972,050
Family Dollar Stores Inc.                               338,600     6,518,050
Staples Inc.*                                           728,400    10,334,175
Williams Sonoma Inc.*                                   208,700     7,252,325
                                                                  -----------
                                                                   61,998,925
                                                                  -----------
Total Consumer Discretionary                                      133,133,972
                                                                  -----------

Financial Services 8.8% of net assets
--------------------------------------------------------------------------------

Banks & Savings & Loan 0.6%
Investors Financial Services Co.                        111,700     7,051,063
                                                                  -----------

Financial Data Processing Services & Systems 1.2%
Concord EFS Inc.*                                       373,900    13,279,292
                                                                  -----------

Insurance 4.4%
Ace Ltd.                                                427,300    16,771,525
Everest Reinsurance Group, Ltd.                         202,500    10,023,750
Partnerre Ltd.*                                         172,500     8,182,969
Saint Paul Companies, Inc.                              242,100    11,938,556
                                                                  -----------
                                                                   46,916,800
                                                                  -----------

Miscellaneous Financial 2.6%
Bisys Group Inc.*                                       157,600    12,184,450
Providian Financial Corp.                               120,700    15,328,900
                                                                  -----------
                                                                   27,513,350
                                                                  -----------
Total Financial Services                                           94,760,505
                                                                  -----------

            The text and notes are an integral part of the financial statements.

Portfolio Holdings September 30, 2000 CONTINUED

                                                                  Market
Issuer                                               Shares        Value
--------------------------------------------------------------------------------

Health Care 17.1% of net assets
--------------------------------------------------------------------------------

Drugs & Biotechnology 13.0%
ALZA Corp.*                                          226,300    $19,574,950
Andrx Corp.*                                         397,900     37,153,912 (1)
  Biotechnology & Drugs
Biogen Inc.*                                         176,800     10,784,800
Genzyme Corp.*                                       379,600     25,895,837 (2)
  Biotechnology
IVAX Corp.*                                          382,000     17,572,000
Medarex, Inc.*                                       116,600     13,678,638
Medimmune Inc.*                                      146,700     11,332,575
Sepracor Inc.*                                        33,200      4,073,225
                                                                -----------
                                                                140,065,937
                                                                -----------

Health Care Services 1.5%
Express Scripts Inc. Cl. A*                          220,300     15,916,675
                                                                -----------

Hospital Supply 2.6%
Biomet Inc.                                          362,300     12,680,500
Stryker Corp.                                        350,500     15,049,594
                                                                -----------
                                                                 27,730,094
                                                                -----------
Total Health Care                                               183,712,706
                                                                -----------

Integrated Oils 1.6% of net assets
--------------------------------------------------------------------------------

Integrated Domestic 1.6%
Kerr-McGee Corp.                                     266,300     17,642,375
                                                                -----------
Total Integrated Oils                                            17,642,375
                                                                -----------

Other Energy 7.5% of net assets
--------------------------------------------------------------------------------

Gas Pipelines 1.8%
EOG Resources Inc.                                   497,500     19,340,313
                                                                -----------

Offshore Drilling 2.2%
R&B Falcon Corp.*                                    833,000     23,219,875(5)
  Oil Well Services & Equipment
                                                                -----------

Oil & Gas Producers 1.0%
Anadarko Petroleum Corp.                             168,800     11,218,448
                                                                -----------

Oil Well Equipment & Services 2.5%
National Oilwell Inc.*                               185,500      5,796,875
Noble Drilling Corp.*                                412,900     20,748,225
                                                                -----------
                                                                 26,545,100
                                                                -----------
Total Other Energy                                               80,323,736
                                                                -----------

Producer Durables 9.5% of net assets
--------------------------------------------------------------------------------

Miscellaneous Equipment 1.0%
Danaher Corp.                                        215,300    $10,711,175
                                                                -----------

Production Technology Equipment 4.0%
Millipore Corp.                                      468,100     22,673,594 (7)
  Production Technology Equipment
Novellus Systems Inc.*                               435,700     20,287,281
                                                                -----------
                                                                 42,960,875
                                                                -----------

Telecommunications Equipment 4.5%
American Tower Corp. Cl. A*                          319,900     12,056,231
Andrew Corp.*                                        373,500      9,781,031
Polycom Inc.*                                        176,200     11,799,894
Powerwave Technologies Inc.*                         385,500     14,636,953
                                                                -----------
                                                                 48,274,109
                                                                -----------
Total Producer Durables                                         101,946,159
                                                                -----------

Technology 38.7% of net assets
--------------------------------------------------------------------------------

Communications Technology 10.2%
3Com Corp.*                                          620,400     11,905,600
Aether Systems Inc.*                                 104,500     11,024,750
Extreme Networks Inc.*                                86,300      9,881,350
Finisar Corp.*                                       302,800     14,647,950
Foundry Networks, Inc.*                              184,100     12,323,194
Metromedia Fiber Network Inc. Cl. A* 402,400                      9,783,350
New Focus Inc.*                                      154,800     12,238,875
Redback Networks Inc.*                               140,300     23,000,431(6)
  Networking Solutions
Spectrasite Holdings, Inc.*                          253,600      4,707,450
                                                                -----------
                                                                109,512,950
                                                                -----------

Computer Software 15.2%
--------------------------------------------------------------------------------
Ariba Inc.*                                          105,300     15,085,870
Bea Systems Inc.*                                    277,000     21,571,375(10)
  Computer Software
Macromedia Inc.*                                     134,200     10,845,038
Mercury Interactive Corp.*                           141,500     22,180,125(8)
  Software & Programming
Micromuse Inc.*                                       85,100     17,099,781
Peregrine Systems Inc.*                              563,000     10,661,813
Phone.com Inc.*                                      150,900     17,146,012
Proxicom Inc.*                                       227,100      4,428,450
Qlogic Corp.*                                        178,300     15,690,400
Vignette Corp.*                                      482,300     14,408,713
Virginia Linux Systems Inc.*                         304,600     14,087,750
                                                                -----------
                                                                163,205,327
                                                                -----------

Computer Technology 2.1%
Sandisk Corp.*                                       332,000     22,161,000 (9)
  Computers
                                                                -----------

The text and notes are an integral part of the financial statements.


12  State Street Research Mid-Cap Growth Fund

                                                                    Market
Issuer                                                 Shares       Value
-----------------------------------------------------------------------------

Electronics 2.4%
PE Biosystems Group Corp.                              61,900      $7,211,350
Symbol Technologies Inc.                              509,500      18,310,156
                                                                -------------
                                                                   25,521,506
                                                                -------------

Electronics: Semiconductors/Components 8.8%
Cypress Semiconductor Corp.*                          511,800      21,271,687
Integrated Device Technology Inc.*                    282,300      25,548,150(3)
  Semiconductors
Intersil Holding Corp. Cl. A*                         396,000      19,750,500
Jabil Circuit Inc.*                                   186,300      10,572,525
Virata Corp.*                                         172,300      11,393,338
Vitesse Semiconductor Corp.*                           63,000       5,603,063
                                                                -------------
                                                                   94,139,263
                                                                -------------
Total Technology                                                  414,540,046
                                                                -------------

Utilities 1.3% of net assets
-----------------------------------------------------------------------------

Electrical 0.2%
Southern Energy Inc.*                                  46,000       1,443,250
                                                                -------------

Telecommunications 1.1%
NEXTLINK Communications Inc. Cl. A*                   339,500      11,946,156
                                                                -------------
Total Utilities                                                    13,389,406
                                                                -------------

Total Common Stocks                                             1,039,448,905(a)
                                                                -------------

--------------------------------------------------------------------------------
(a) The fund paid a total of $870,762,222 for these securities.
--------------------------------------------------------------------------------

            The text and notes are an integral part of the financial statements.

                                                                                                                 Market
Issuer                                                                                        Shares             Value
--------------------------------------------------------------------------------------------------------------------------

Short-Term Investments 5.0% of net assets

AIM Liquid Assets Portfolio                                                                 53,334,098         $53,334,098
                                                                                                            --------------
Total Short-Term Investments                                                                                    53,334,098(1)
                                                                                                            --------------

                                                        Coupon              Maturity        Amount of
                                                         Rate                 Date          Principal
--------------------------------------------------------------------------------------------------------------------------

Commercial Paper 4.2% of net assets

AIG Funding Inc.                                         6.52%             10/03/2000      $11,272,000         $11,267,917

American Express Credit Corp.                            6.56%             10/02/2000        5,350,000           5,350,000

American Express Credit Corp.                            6.55%             10/03/2000       18,885,000          18,885,000

DaimlerChrysler N.A. Holding Corp.                       6.53%             10/03/2000        9,255,000           9,255,000
                                                                                                            --------------
Total Commercial Paper                                                                                          44,757,917(2)
                                                                                                            --------------

                                                                                % of
                                                                             Net Assets
--------------------------------------------------------------------------------------------------------------------------

Summary of Portfolio Assets

Investments                                                                    106.1%                       $1,137,540,920

Cash and Other Assets, Less Liabilities                                         (6.1%)                         (64,924,939)
                                                                               -------                      --------------
Net Assets                                                                     100.0%                       $1,072,615,981(3)
                                                                               =======                      ==============

--------------------------------------------------------------------------------
(1) The fund paid a total of $53,334,098 for these securities.
--------------------------------------------------------------------------------
(2) The fund paid a total of $44,757,917 for these securities.
--------------------------------------------------------------------------------
(3) The fund paid a total of $968,854,237 for these securities.
--------------------------------------------------------------------------------

The text and notes are an integral part of the financial statements.


14  State Street Research Mid-Cap Growth Fund

Federal Income Tax Information

At September 30, 2000, the net unrealized appreciation of investments based on cost for Federal income tax purposes of $972,031,722 was as follows:

Aggregate gross unrealized appreciation for all investments in
   which there is an excess of value over tax cost                 $210,609,358

Aggregate gross unrealized depreciation for all investments in
   which there is an excess of tax cost over value                  (45,100,160)
                                                                   ------------
                                                                   $165,509,198
                                                                   ============

            The text and notes are an integral part of the financial statements.

Statement of
Assets and Liabilities  September 30, 2000
--------------------------------------------------------------------------------

This is the fund's balance sheet as of the report date. It shows the fund's assets, its liabilities and, by subtraction, its net assets. It also shows the share price for each share class as of the report date.

Assets

Investments, at market value                                 $1,137,540,920(1)
Cash                                                                     52
Receivable for securities sold                                   42,027,409
Receivable for fund shares sold                                     813,435
Dividends and interest receivable                                   272,361
Other assets                                                         17,864
                                                             --------------
                                                              1,180,672,041

Liabilities

Payable for collateral received on securities loaned             53,334,098
Payable for securities purchased                                 51,456,220
Payable for fund shares redeemed                                  1,298,985
Accrued transfer agent and shareholder services                     651,358
Accrued management fee                                              609,387
Accrued distribution and service fees                               501,080
Accrued trustees' fees                                               36,093
Other accrued expenses                                              168,839
                                                             --------------
                                                                108,056,060
                                                             --------------

Net Assets                                                   $1,072,615,981
                                                             ==============

Net Assets consist of:
  Unrealized appreciation of investments                       $168,686,683
  Accumulated net realized gain                                 459,780,009
  Paid-in capital                                               444,149,289(2)
                                                             --------------
                                                             $1,072,615,981
                                                             ==============

--------------------------------------------------------------------------------
(1)   The fund paid a total of $968,854,237 for these securities.
--------------------------------------------------------------------------------
(2)   Net Asset Value (NAV) of Each Share Class

Except where noted, the NAV is the offering and the redemption price for each class.

                      Net Assets  /  Number of Shares  =   NAV
                 A   $450,520,694       22,412,377       $20.10*
                 B(1) $37,063,246        1,968,576       $18.83**
                 B   $411,583,496       21,870,272       $18.82**
                 C    $51,721,291        2,741,089       $18.87**
                 S   $121,727,254        5,902,973       $20.62

*     Maximum offering price per share $21.33 ($20.10 / 0.9425)

** Redemption price per share for Class B(1), Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.
--------------------------------------------------------------------------------

The text and notes are an integral part of the financial statements.


16  State Street Research Mid-Cap Growth Fund

Statement of
Operations  For the year ended September 30, 2000
--------------------------------------------------------------------------------

This shows what the fund earned and lost over the report period, and what its expenses were.

Investment Income

Dividends                                                     $1,778,949
Interest                                                       3,371,512(1)
                                                            ------------
                                                               5,150,461

Expenses

Management fee                                                 7,128,766(2)
Transfer agent and shareholder services                        3,177,464(3)
Distribution and service fees - Class A                        1,119,960(4)
Distribution and service fees - Class B(1)                       209,590(4)
Distribution and service fees - Class B                        3,894,305(4)
Distribution and service fees - Class C                          489,871(4)
Custodian fee                                                    243,168
Reports to shareholders                                          151,426
Registration fees                                                 83,906
Trustees' fees                                                    36,093(5)
Audit fee                                                         33,705
Legal fees                                                        14,690
Miscellaneous                                                     59,478
                                                            ------------
                                                              16,642,422
Fees paid indirectly                                             (93,981)(6)
                                                            ------------
                                                              16,548,441
                                                            ------------
Net investment loss                                          (11,397,980)
                                                            ------------

Realized and Unrealized Gain
(Loss) on Investments

Net realized gain on investments                             471,990,003(7)
Change in unrealized depreciation of foreign currency        (58,627,131)
                                                            ------------
Net gain on investments                                      413,362,872
                                                            ------------
Net increase in net assets resulting
  from operations                                           $401,964,892
                                                            ============

--------------------------------------------------------------------------------
(1) Includes $496,458 in income from the lending of portfolio securities. As of the report date, the fund had a total of $58,923,731 of securities out on loan and was holding a total of $61,115,761 (including $53,334,098 of cash collateral) in collateral related to those loans.
--------------------------------------------------------------------------------
(2) The management fee is 0.75% of the first $500 million of average net assets, annually, 0.70% of the next $500 million, and 0.65% of any amount over $1 billion.
--------------------------------------------------------------------------------
(3) Includes a total of $1,521,576 paid to the distributor for the services it provided, and to MetLife for similar services it provided, including maintaining the accounts of some investors who hold shares through that firm's employee benefit plans and other sponsored arrangements.
--------------------------------------------------------------------------------
(4) Payments made to the distributor under the fund's 12b-1 plans. The fees cover personal services and the maintenance of shareholder accounts. The fees also cover distribution and marketing expenditures for the sale of fund shares.
--------------------------------------------------------------------------------
(5) Paid only to trustees who aren't currently affiliated with the adviser (the fund doesn't pay trustees' fees to affiliated trustees).
--------------------------------------------------------------------------------
(6) Represents transfer agent credits earned from uninvested cash balances and directed brokerage credits used to reduce the custodian fee.
--------------------------------------------------------------------------------
(7) To earn this, the fund sold $1,753,412,123 of securities. During this same period, the fund also bought $1,602,983,583 worth of securities. These figures don't include short-term obligations or U.S. government securities.
--------------------------------------------------------------------------------

            The text and notes are an integral part of the financial statements.

Statement of
Changes in Net Assets
--------------------------------------------------------------------------------

This shows how the fund's size changed over the report period, including changes that resulted from investment performance as well as those that resulted from shareholders buying and selling fund shares.

                                              Years ended September 30
-------------------------------------------------------------------------
                                              1999               2000
-------------------------------------------------------------------------
Increase (Decrease) in Net Assets

Operations:
Net investment loss                       $(11,979,964)      $(11,397,980)
Net realized gain
  on investments                            45,443,247        471,990,003
Change in unrealized appreciation
  (depreciation) of investments
  and foreign currency                     180,781,535        (58,627,131)
                                          -------------------------------
Net increase resulting
  from operations                          214,244,818        401,964,892
                                          -------------------------------

Distribution from capital gains:
  Class A                                  (34,950,690)       (18,716,333)
  Class B(1)                                        --           (642,758)
  Class B                                  (41,134,345)       (19,306,598)
  Class C                                   (5,936,698)        (2,433,655)
  Class S                                  (11,198,919)        (5,227,876)
                                          -------------------------------
                                           (93,220,652)       (46,327,220)(1)
                                          -------------------------------
Net decrease from fund
  share transactions                      (192,832,074)       (64,099,810)(2)
                                          -------------------------------
Total increase (decrease)
  in net assets                            (71,807,908)       291,537,862
                                          -------------------------------

Net Assets

Beginning of year                          852,886,027        781,078,119
                                          -------------------------------
End of year                               $781,078,119     $1,072,615,981
                                          ===============================

--------------------------------------------------------------------------------
(1) The fund has designated as long-term all of this amount.
--------------------------------------------------------------------------------

The text and notes are an integral part of the financial statements.


18  State Street Research Mid-Cap Growth Fund

--------------------------------------------------------------------------------
(2) These transactions break down by share class as follows:

                                                                             Years ended September 30
                                                     --------------------------------------------------------------------------
                                                                  1999                                      2000
                                                     --------------------------------------------------------------------------
Class A                                                 Shares              Amount                Shares              Amount
===============================================================================================================================
Shares sold                                           39,389,475         $529,187,418            6,802,987         $115,733,976*
Issued upon reinvestment of
  distribution from capital gains                      2,837,347           33,878,568            1,136,163           18,225,176
Shares redeemed                                      (45,341,679)        (609,290,036)          (9,112,449)        (155,131,940)
                                                     --------------------------------------------------------------------------
Net decrease                                          (3,114,857)        ($46,224,050)          (1,173,299)        ($21,172,788)
                                                     ==========================================================================

Class B(1)                                             Shares(a)            Amount(a)             Shares              Amount
===============================================================================================================================
Shares sold                                              783,117          $10,186,480            1,430,520          $24,710,004**
Issued upon reinvestment of
  distribution from capital gains                             --                   --               40,788              601,180
Shares redeemed                                         (106,356)          (1,413,615)            (179,493)          (3,053,990)***
                                                     --------------------------------------------------------------------------
Net increase                                             676,761           $8,772,865            1,291,815          $22,257,194
                                                     ==========================================================================

Class B                                                 Shares              Amount                Shares              Amount
===============================================================================================================================
Shares sold                                            1,661,817          $20,500,970            1,308,030          $22,612,055**
Issued upon reinvestment of
  distribution from capital gains                      3,398,217           38,637,975            1,209,097           18,257,330
Shares redeemed                                      (12,296,088)        (155,311,696)          (5,350,216)         (87,876,826)***
                                                     --------------------------------------------------------------------------
Net decrease                                          (7,236,054)        ($96,172,751)          (2,833,089)        ($47,007,441)
                                                     ==========================================================================

Class C                                                 Shares              Amount                Shares              Amount
===============================================================================================================================
Shares sold                                              833,587          $11,510,962              138,864           $2,373,465**
Issued upon reinvestment of
  distribution from capital gains                        471,367            5,373,580              145,328            2,200,241
Shares redeemed                                       (2,930,508)         (37,673,074)            (732,355)         (11,933,887)****
                                                     --------------------------------------------------------------------------
Net decrease                                          (1,625,554)        ($20,788,532)            (448,163)         ($7,360,181)
                                                     ==========================================================================

Class S                                                 Shares              Amount                Shares              Amount
===============================================================================================================================
Shares sold                                            2,251,900          $29,901,607            2,156,067          $40,290,794
Issued upon reinvestment of
  distribution from capital gains                        897,316           10,929,580              305,445            5,014,462
Shares redeemed                                       (5,941,816)         (79,250,793)          (3,070,429)         (56,121,850)
                                                     --------------------------------------------------------------------------
Net decrease                                          (2,792,600)        ($38,419,606)            (608,917)        ($10,816,594)
                                                     ==========================================================================

--------------------------------------------------------------------------------
      The trustees have the authority to issue an unlimited number of shares of beneficial interest, with a $0.001 par value per share.

* Includes $102,716 and $275,849 in sales charges collected by the distributor and MetLife.

** Like all broker-dealers, MetLife received commissions that were calculated as a percentage of these sales but the commissions of $284,140, $5,269, and $268 for Class B(1), Class B and Class C, were paid by the distributor, not the fund.

*** Includes $44,531 and $371,160 in deferred sales charges collected by the distributor for Class B(1) and Class B.

****  Includes $266 in deferred sales charges collected by the distributor.

(a)   January 1, 1999 (commencement of share class) to September 30, 1999.
--------------------------------------------------------------------------------

            The text and notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

These provide a summary of each share class's financial performance for the past five fiscal years.

                                                                           Class A
                                                ===============================================================
                                                                   Years ended September 30
                                                ---------------------------------------------------------------
Per Share Data                                  1996(a)       1997(a)       1998(a)       1999(a)       2000(a)
===============================================================================================================
Net asset value, beginning of year ($)            13.53         13.76         14.74         11.95         13.64
                                                -------       -------       -------       -------       -------
 Net investment loss ($)                          (0.05)        (0.08)        (0.12)        (0.14)        (0.15)

 Net realized and unrealized gain (loss)
 on investments                                    1.30          1.06         (2.54)         3.15          7.44
                                                -------       -------       -------       -------       -------
Total from investment operations ($)               1.25          0.98         (2.66)         3.01          7.29
                                                -------       -------       -------       -------       -------
 Distributions from capital gains ($)             (1.02)           --         (0.13)        (1.32)        (0.83)
                                                -------       -------       -------       -------       -------
Total distributions ($)                           (1.02)           --         (0.13)        (1.32)        (0.83)
                                                -------       -------       -------       -------       -------
Net asset value, end of year ($)                  13.76         14.74         11.95         13.64         20.10
                                                =======       =======       =======       =======       =======
Total return (%)(b)                               10.12          7.12        (18.14)        26.75         54.91

Ratios/Supplemental Data
===============================================================================================================
Net assets at end of year ($ thousands)         114,247       470,977       319,014       321,667       450,521

Expense ratio (%)                                  1.26          1.21          1.39          1.40          1.38

Expense ratio after expense reductions (%)         1.26          1.21          1.39          1.38          1.37

Ratio of net investment loss
to average net assets (%)                         (0.39)        (0.60)        (0.88)        (1.03)        (0.85)

Portfolio turnover rate (%)                      215.07        230.66         86.34         68.03        171.87

                                                                Class B(1)
                                                        ========================
                                                        Years ended September 30
                                                        ------------------------
Per Share Data                                           1999(a)(c)      2000(a)
================================================================================
Net asset value, beginning of year ($)                     13.17          12.90
                                                           -----         ------
 Net investment loss ($)                                   (0.17)         (0.26)

 Net realized and unrealized gain (loss)
 on investments ($)                                        (0.10)          7.02
                                                           -----         ------
Total from investment operations ($)                       (0.27)          6.76
                                                           -----         ------
 Distribution from capital gains ($)                          --          (0.83)
                                                           -----         ------
Total distributions ($)                                       --          (0.83)
                                                           -----         ------
Net asset value, end of year ($)                           12.90          18.83
                                                           =====         ======
Total return (%)(b)                                        (2.05)(d)      53.90

Ratios/Supplemental Data
================================================================================
Net assets at end of year ($ thousands)                    8,730         37,063

Expense ratio (%)                                           2.15(e)        2.11

Expense ratio after expense reductions (%)                  2.13(e)        2.10

Ratio of net investment loss to average net assets (%)     (1.81)(e)      (1.52)

Portfolio turnover rate (%)                                68.03         171.87

The text and notes are an integral part of the financial statements.


20  State Street Research Mid-CapGrowth Fund

Financial Highlights CONTINUED
--------------------------------------------------------------------------------

                                                                            Class B
                                                ===============================================================
                                                                    Years ended September 30
                                                ---------------------------------------------------------------
Per Share Data                                  1996(a)       1997(a)       1998(a)       1999(a)       2000(a)
===============================================================================================================
Net asset value, beginning of year ($)            13.29         13.40         14.24         11.45         12.90
                                                -------       -------       -------       -------       -------
 Net investment loss ($)                          (0.14)        (0.17)        (0.22)        (0.22)        (0.26)

 Net realized and unrealized gain (loss)
  on investments ($)                               1.27          1.01         (2.44)         2.99          7.01
                                                -------       -------       -------       -------       -------
Total from investment operations ($)               1.13          0.84         (2.66)         2.77          6.75
                                                -------       -------       -------       -------       -------
 Distributions from capital gains ($)             (1.02)           --         (0.13)        (1.32)        (0.83)
                                                -------       -------       -------       -------       -------
Total distributions ($)                           (1.02)           --         (0.13)        (1.32)        (0.83)
                                                -------       -------       -------       -------       -------
Net asset value, end of year ($)                  13.40         14.24         11.45         12.90         18.82
                                                =======       =======       =======       =======       =======
Total return (%)(b)                                9.33          6.27        (18.78)        25.74         53.83

Ratios/Supplemental Data
===============================================================================================================
Net assets at end of year ($ thousands)         386,899       562,392       365,547       318,695       411,584

Expense ratio (%)                                  2.01          1.98          2.13          2.15          2.11

Expense ratio after expense reductions (%)         2.01          1.98          2.13          2.13          2.10

Ratio of net investment loss
to average net assets (%)                         (1.13)        (1.32)        (1.63)        (1.77)        (1.58)

Portfolio turnover rate (%)                      215.07        230.66         86.34         68.03        171.87

                                                                            Class C
                                                ===============================================================
                                                                    Years ended September 30
                                                ---------------------------------------------------------------
Per Share Data                                  1996(a)       1997(a)        1998(a)       1999(a)       2000(a)
===============================================================================================================
Net asset value, beginning of year ($)            13.31         13.42         14.26         11.47         12.93
                                                -------       -------        ------        ------        ------
 Net investment loss ($)                          (0.14)        (0.17)        (0.22)        (0.22)        (0.27)

 Net realized and unrealized gain (loss)
  on investments ($)                               1.27          1.01         (2.44)         3.00          7.04
                                                -------       -------        ------        ------        ------
Total from investment operations ($)               1.13          0.84         (2.66)         2.78          6.77
                                                -------       -------        ------        ------        ------
 Distributions from capital gains ($)             (1.02)           --         (0.13)        (1.32)        (0.83)
                                                -------       -------        ------        ------        ------
Total distributions ($)                           (1.02)           --         (0.13)        (1.32)        (0.83)
                                                -------       -------        ------        ------        ------
Net asset value, end of year ($)                  13.42         14.26         11.47         12.93         18.87
                                                =======       =======        ======        ======        ======
Total return (%)(b)                                9.23          6.26        (18.76)        25.77         53.86

Ratios/Supplemental Data
===============================================================================================================
Net assets at end of year ($ thousands)         190,319       120,051        55,208        41,235        51,721

Expense ratio (%)                                  2.01          1.98          2.13          2.15          2.11

Expense ratio after expense reductions (%)         2.01          1.98          2.13          2.13          2.10

Ratio of net investment loss
to average net assets (%)                         (1.13)        (1.30)        (1.63)        (1.77)        (1.58)

Portfolio turnover rate (%)                      215.07        230.66         86.34         68.03        171.87

(a)   Per-share figures have been calculated using the average shares method.

(b)   Does not reflect any front-end or contingent deferred sales charges.

(c)   January 1, 1999 (commencement of share class) to June 30, 1999.

(d)   Not annualized.

(e)   Annualized.

            The text and notes are an integral part of the financial statements.

Financial Highlights CONTINUED
--------------------------------------------------------------------------------

                                                                            Class S
                                                ===============================================================
                                                                    Years ended September 30
                                                ---------------------------------------------------------------
Per Share Data                                   1996(a)      1997(a)       1998(a)        1999(a)      2000(a)
===============================================================================================================
Net asset value, beginning of year ($)            13.66         13.94         14.96         12.16         13.94
                                                 ------       -------       -------        ------       -------
 Net investment loss ($)                          (0.01)        (0.05)        (0.09)        (0.10)        (0.11)

 Net realized and unrealized gain (loss)
  on investments ($)                               1.31          1.07         (2.58)         3.20          7.62
                                                 ------       -------       -------        ------       -------
Total from investment operations ($)               1.30          1.02         (2.67)         3.10          7.51
                                                 ------       -------       -------        ------       -------
 Distributions from capital gains ($)             (1.02)           --         (0.13)        (1.32)        (0.83)
                                                 ------       -------       -------        ------       -------
Total distributions ($)                           (1.02)           --         (0.13)        (1.32)        (0.83)
                                                 ------       -------       -------        ------       -------
Net asset value, end of year ($)                  13.94         14.96         12.16         13.94         20.62
                                                 ======       =======       =======        ======       =======
Total return (%)(b)                               10.41          7.32        (17.94)        27.06         55.32

Ratios/Supplemental Data
===============================================================================================================
Net assets at end of year ($ thousands)          34,835       189,778       113,118        90,751       121,727

Expense ratio (%)                                  1.01          0.96          1.14          1.15          1.11

Expense ratio after expense reductions (%)         1.01          0.96          1.14          1.13          1.10

Ratio of net investment loss
to average net assets (%)                         (0.08)        (0.37)        (0.63)        (0.77)        (0.58)

Portfolio turnover rate (%)                      215.07        230.66         86.34         68.03        171.87

(a)   Per-share figures have been calculated using the average shares method.

(b)   Does not reflect any front-end or contingent deferred sales charges.

The text and notes are an integral part of the financial statements.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of State Street Research
Capital Trust and the Shareholders of
State Street Research Mid-CapGrowth Fund:

In our opinion, the accompanying statement of assets and liabilities--including the portfolio holdings--and the related statements of operations and of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of State Street Research Mid-Cap Growth Fund (a series of State Street Research Capital Trust, hereafter referred to as the "Trust") at September 30, 2000, and the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining--on a test basis--evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 15, 2000


22  State Street Research Mid-Cap Growth Fund

Board of Trustees

Richard S. Davis
Chairman of the Board,
President, Chief Executive Officer and Director,
State Street Research & Management Company

Bruce R. Bond
Former Chairman of the Board,
Chief Executive Officer and President,
PictureTel Corporation

Steve A. Garban
Former Senior Vice President
for Finance and Operations and Treasurer, The Pennsylvania State University

Dean O. Morton
Former Executive Vice President,
Chief Operating Officer and Director,
Hewlett-Packard Company

Susan M. Phillips
Dean, School of Business and Public Management,
George Washington University; former Member of the
Board of Governors of the Federal Reserve System and
Chairman and Commissioner of the Commodity Futures
Trading Commission

Toby Rosenblatt
President, Founders Investments Ltd.
President, The Glen Ellen Company

Michael S. Scott Morton
Jay W. Forrester Professor of Management,
Sloan School of Management,
Massachusetts Institute of Technology

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---------------------------------------
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and services mentioned in OverView,
our shareholder newsletter, visit our
Web site at www.statestreetresearch.com

State Street Research
         FYI
--------------------------------------------------------------------------------
Did you know that you can give a State Street Research mutual fund as a gift? Call a service center representative toll-free at 1-87-SSR-FUNDS
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---------------------------
           [LOGO]
           DALBAR
   HONORS COMMITMENT TO:
         INVESTORS
            1999
---------------------------
 for Excellence in Service

1     Formerly State Street Research Capital Fund.

2 An investment in the State Street Research Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

--------------------------------------------------------------------------------

This report must be accompanied or preceded by a current State Street Research Mid-Cap Growth Fund prospectus. When used after December 31, 2000 this report must be accompanied by a current Quarterly Performance Update.

To obtain a prospectus of any State Street Research fund call 1-87-SSR-FUNDS (1-877-773-8637). The prospectus contains more complete information, including sales charges and expenses. Please read the prospectus carefully before investing or sending money.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.

State Street Research
Spectrum of Funds
--------------------------------------------------------------------------------

       Income                      Growth & Income                       Growth
--------------------------------------------------------------------------------------------------
CONSERVATIVE                                                                            AGGRESSIVE
--------------------------------------------------------------------------------------------------

High Income Fund              Argo Fund                          Global Resources Fund
Strategic Income Fund         Investment Trust                   Emerging Growth Fund
New York Tax-Free Fund        Alpha Fund                         Health Sciences Fund
Tax-Exempt Fund               Strategic Growth & Income Fund     Mid-Cap Growth Fund(1)
Government Income Fund        Strategic Income Plus Fund         Aurora Fund
Money Market Fund(2)                                             Concentrated International Fund
                                                                 International Equity Fund
                                                                 Concentrated Growth Fund
                                                                 Growth Fund
                                                                 Galileo Fund
                                                                 Legacy Fund

(C)2000 State Street Research Investment Services, Inc.,
One Financial Center, Boston, MA 02111

Control Number:(exp1101)SSR-LD                                      MG-2670-1100

[LOGO] STATE STREET RESEARCH

Emerging Growth Fund
--------------------------------------------------------------------------------
                         Annual Report to Shareholders
                         September 30, 2000

In this Report      Does Asset
                 Allocation Still
                    Make Sense?

                                    [GRAPHIC]

                                      plus
                                         U.S. Economy Glides to a Slower Pace
                                         Valuation and the Stock Market
                                         Fund Portfolio and Financials

--------------------------------------------------------------------------------

    Contents

 2  12 Month Review
    A look at the fund and its market
    environment over the past 12 months

 6  Performance in Perspective
    The most recent performance in
    context of the fund's track record

 8  The Fund in Detail
    Portfolio holdings, financials and notes

--------------------------------------------------------------------------------

Introducing our new president

We are pleased to announce that Richard "Dick" S. Davis has joined State Street Research & Management Company as President and Chief Executive Officer. Dick comes to his new position from our parent company, MetLife, where he has served as senior vice president of fixed income investments and was responsible for the firm's $110 billion fixed income portfolio.

[PHOTO]
Richard S. Davis

Dick began his professional investment career 30 years ago at First Boston Corporation. He spent eight years at J.P. Morgan Investment Management and J.P. Morgan Securities, where he held positions in global fixed income sales management, client sales and service, risk management and product development. Dick holds a BA from Georgetown University and an MBA from Columbia University.

We are delighted to welcome a new leader with such an exceptional track record and outstanding business acumen, and we look forward to hearing from Dick in the months ahead.

[GRAPHIC]
--------------------------------------------------------------------------------
12 MONTH REVIEW Management's Discussion of Fund Performance Part 1
--------------------------------------------------------------------------------

How State Street Research
Emerging Growth Fund Performed

In a market that was marked by wide swings in either direction, State Street Research Emerging Growth Fund delivered strong performance. The fund returned 46.05% for the 12-month period ended September 30, 2000.(1) That was significantly better than the Russell 2000 Growth Index, which returned 29.66% over the same period.(2)

Reasons for the Fund's Outstanding Performance

Early in the period, the fund generated strong gains from technology stocks. Then, we cut back on the fund's technology holdings where we believed valuations had become extremely high. The move was well-timed; it allowed us to lock in gains ahead of the March technology correction. We added to our investments in oil service, consumer discretionary and, later in the year, to health care. And, we made some meaningful investments in biotechnology, where we believe new products have the potential to justify higher earnings expectations going forward.

Stock selection helped boost results early in the year. However, the poor liquidity in small-cap stocks was a damper on performance in the last half of the year.

Looking Ahead

If the economy continues to slow, we believe that investors could look favorably on small caps because of their faster growth rates and their attractive valuations: small caps are the cheapest asset class right now. That's why we are keeping a close eye on the economy and the interest rate picture and why we have adopted a slightly more defensive posture. However, we have made no major sector strategies, and we continue to rely primarily on stock-picking to drive performance.

                                Class A Shares(1)

                                46.05% [UP ARROW]

     "We continue to rely primarily on stock-picking to drive performance."

                                     [PHOTO]

                                  Tucker Walsh
                               Portfolio Manager,
                   State Street Research Emerging Growth Fund

                                  Russell 2000
                                 Growth Index(2)

                                29.66% [UP ARROW]

More Management's Discussion of Fund Performance on pages 6 and 7.

Because financial markets and mutual fund strategies are constantly evolving, it's possible that the fund's holdings, market stance, outlook for various industries or securities, and other matters discussed in this report have changed since this information was prepared. Portfolio changes should not be considered recommendations for action by individual investors.


2  State Street Research Emerging Growth Fund

[GRAPHIC] The Fund at a Glance as of 9/30/00

State Street Research Emerging Growth Fund: an aggressive growth fund focusing on small emerging growth companies.

Aeroflex

This manufacturer of technology components and systems for defense was one of the fund's best performers. We continue to hold the stock because it is a leader in its niche market and it has considerable earnings growth potential.

[GRAPHIC]

Hits & Misses

[GRAPHIC]

InterWorld

After eight consecutive quarters of revenue growth, electronic-commerce software provider InterWorld Corporation reported a slowdown that reflected softness in the business-to-consumer sector. As a result, the company's third-quarter loss was much greater than expected. We sold the stock.

--------------------------------------------------------------------------------
Total Net Assets: $153 million

--------------------------------------------------------------------------------
Top 10 Holdings

     Issuer/Security             % of fund assets

(1)  Aeroflex                                4.2%

(2)  International Game Technology           4.0%

(3)  MCK Communications                      2.5%

(4)  Acxiom                                  2.3%

(5)  Priority Healthcare                     2.1%

(6)  Community Health Systems                2.0%

(7)  World Wrestling Federation              1.9%

(8)  AXT                                     1.9%

(9)  Zoll Medical                            1.8%

(10) Hotel Reservations Network              1.7%

     Total                                  24.4%

See page 11 for more details.

--------------------------------------------------------------------------------
Performance: Class A

Fund Average Annual Total Returns
as of 9/30/00 (at maximum applicable sales charge)(3,4,5)

                            Life of Fund
   1 Year        5 Years      (10/4/93)
--------------------------------------------
   37.65%        16.58%        11.82%

Fund Average Annual Total Returns
as of 9/30/00 (does not reflect sales charge)(1,3,5)

                            Life of Fund
   1 Year        5 Years      (10/4/93)
--------------------------------------------
   46.05%        17.97%        12.77%

See pages 6 and 7 for data on other share classes.

Russell 2000 Growth Index as of 9/30/00(2)

                            Life of Fund
   1 Year        5 Years      (10/4/93)
--------------------------------------------
   29.66%        12.42%        12.79%

--------------------------------------------------------------------------------
Top 5 Industries
% of fund assets

September 30, 1999                            September 30, 2000

Communications                                Drugs &
Technology                13.5%               Biotechnology             20.2%

Commercial                                    Electronics:
Services                  13.4%               Semiconductors
                                              Components                10.0%
Retail                     9.6%
                                              Computer Software          9.1%
Drugs &
Biotechnology              9.1%               Communications
                                              Technology                 6.7%
Communications, Media
& Entertainment            4.7%               Casinos/Gambling
                                              Hotel/Motel                5.7%

--------------------------------------------------------------------------------
Ticker Symbols

State Street Research Emerging Growth Fund

Class A: SCGAX Class B(1): SCGPX* Class B: SCGBX Class C: SGCDX Class S: SGCCX*

--------------------------------------------------------------------------------
  1  Does not reflect sales charge.

  2 The Russell 2000 Growth Index contains only those stocks within the complete Russell 2000 Index (a small company index) that show above average growth. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

  3 Keep in mind that past performance is no guarantee of future results. The fund's share price and return will fluctuate and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value.

  4  Performance reflects a maximum 5.75% Class A front-end sales charge.

  5 Performance results for the fund are increased by the voluntary reduction of fund fees and expenses; without subsidization performance would have been lower.

  *  Proposed.

[GRAPHIC] The Way We Think

Does Asset Allocation Still Make Sense?

It was probably one of the first lessons you learned about investing: don't put all your eggs in one basket. Yet, over the past three years, if you had put all your eggs in a big-growth technology basket, you could have hatched some oversized returns. What does that say about the age-old notion that you should divide your investment dollars among stocks, bonds and cash? That you should keep some money invested in value as well as growth, in defensive as well as aggressive stocks, and in small and mid caps as well as large caps?

If you did any--or all--of the above, your investment returns may not have measured up to the performance of "big growth," and you may feel that asset allocation let you down. But asset allocation isn't supposed to generate the highest possible returns. It's a risk moderator, not a performance buster. Here's how it can help:

Trends Fade

History shows that when investors load up their portfolios with "the next best thing," it's easy to get burned. Remember the glory days of Polaroid and Xerox? Maybe not. But that's the point. Both were "glamour" technology stocks of the 1960s, and neither regained its momentum after the bear market of the 1970s. And gold?

When it skyrocketed in the mid-1970s, some people poured their life savings into the sector before prices were cut in half. In the 1990s, there was a long list of "phenomenon" investments: biotechnology, emerging markets and most recently the Internet. If you diversify, you can get exposure to these sectors in moderation as well as some downside protection when the market turns against them. That strategy would have paid off handsomely this year as some of last year's high fliers, such as wireless and the Internet, have come down to earth, while stodgy groups such as energy, financials and health care have moved ahead.

U.S. Economy Glides to a Slower Pace

With interest rates on hold since May, it appears that the Federal Reserve has managed to orchestrate a slowdown of the U.S. economy without harsh effects on consumers, workers or the markets. As a result, the Fed has let rates stand in its past two meetings. However, it continues to warn that it is not entirely satisfied with the relatively high spending and rising prices in some sectors of the economy, both of which could threaten higher inflation. Third quarter gross domestic product (the nation's total output of goods and services) was significantly lower than second quarter, 2.7% versus 5.6%.

More Share in Good Times

Prosperity has broadened its reach across the income spectrum. Poverty dropped to a 20-year low last year. Real median household income rose to a record high of $40,800 as personal income, in general, continued to climb. Consumer confidence also remained high, which was somewhat surprising in light of soaring energy prices. Most consumers are feeling the pinch at the pumps and see the price hikes reflected in their utility bills. Yet, there is little evidence that higher energy prices have filtered through to the broader economy. What's more, inflation remained tame--though higher than a year ago--at 3.5%.

Financial Markets Reflect Uncertainty

The uneven performance by the U.S. stock market in the final quarter had less to do with the economy than a string of disappointing announcements about sales and earnings from new economy market leader Intel as well as some old stalwarts such as Gillette, Procter & Gamble and Kodak. Yet, gains for the year were strong. The S&P 500 returned 13.3% while the technology-heavy Nasdaq was up 34.0%. Mid-cap value stocks gained ground against large caps. Long-term U.S. Treasury bonds were helped by optimism about the economic slowdown plus a federal buyback of bonds. Foreign markets were generally disappointing. Canada was the bright spot on the globe, as energy and telecommunication companies have brought its stock market to life.

--------------------------------------------------------------------------------
                             Key Indicators Point to
                                  Slower Growth

New home sales [DOWN ARROW] fell 3.0%
Retail sales growth slowed [DOWN ARROW] from 6.5% to 3.5%
Corporate profit growth slowed [DOWN ARROW] from 4.8% to 3.0%
Jobless rate held steady at [LEFT AND RIGHT ARROWS] 4.0%

                             But Pockets of Strength
                                Keep Fed on Vigil

Consumer spending [UP ARROW] 4.5%
Consumer Price Index [UP ARROW] 3.5%
Personal income [UP ARROW] 4.0%
--------------------------------------------------------------------------------
                                 U.S. Department of Commerce. Third Quarter 2000


4  State Street Research Emerging Growth Fund

[GRAPHIC]

Cycles Shift

Sometimes groups of stocks charge ahead because they offer something new--like the Internet. But one of the strongest forces in the stock market is valuation [see sidebar, on this page]: the measure of a stock's worth relative to the market as a whole or to its industry group. History shows that valuation shifts over time, and the markets follow. When investors believe that a company or an industry is capable of generating superior profits for an extended period of time, they bid up its stock price on that expectation. But investors find it difficult to stop on a dime and tend to overdo a move in either direction. As investors move a stock's price higher, it can become overvalued. If profit growth slows, even a little, it can cause investors to rethink the price they are willing to pay. Then, a stock's price may fall to the point where it becomes undervalued.

--------------------------------------------------------------------------------
                         The Next Best Investment Thing?

                        TOP-PERFORMING EQUITY INVESTMENTS
                                    1990-1999
--------------------------------------------------------------------------------

1990             Growth             Large cap            Biotechnology

1991             Growth             Small cap            Biotechnology

1992             Value              Small cap            Financials

1993             Growth             Small cap            Gold

1994             Growth             Small cap            Health Care

1995             Growth             Large cap            Technology

1996             Value              Mid cap              Energy

1997             Growth             Large cap            Financials

1998             Growth             Large cap            Wireless
                                                         Communications

1999             Growth             Large cap            Technology

2000 ytd*        Value              Mid cap              Energy

Sources: Ibbotson, Frank Russell & Co., Standard & Poor's.

--------------------------------------------------------------------------------

This perfectly normal movement of the markets accounts for the fact that over time, different types of stocks have captured the limelight [see table above]. It's impossible to guess which group is going to emerge as a winner in any given year. The next best thing is to divide your investments so that you are there when the cycle takes off. You don't have to worry about when to get out, because rebalancing (the process of trimming your winners and adding to your losers to keep your asset proportions constant) will help you maintain the amount of risk that's right for you.

Dig Out of Diversification Deficit

Of course, rebalancing is also one of the hardest investment moves to make--it feels counterintuitive to lighten up on the very investments that have helped you and add to the ones that have disappointed. But if you started with a portfolio divided 60/40 between stocks and bonds* at the beginning of 1997, your mix would have shifted to 72/28 by the end of 1999. That would have given you higher returns, but it also would have exposed you to a higher level of risk than you started with.

There are two ways to rebalance: you can sell some of your top-performers and add to your laggards, or you can direct your new investment dollars to the portion of your portfolio that's fallen behind until you're back to your original mix. If you're rebalancing a retirement account, you can take the first approach with no tax consequences. In a taxable account, the second approach may be more attractive because it will help you avoid taxable exchanges.

Think of asset allocation as a hedge against the market's changeability: You may accept slightly lower performance when the market is dominated by a single sector, but when the next "next best" investment comes along, diversification will help keep your portfolio steady.

* Based on the S&P 500 and the Lehman Aggregate Bond Index, 1997-1999.

--------------------------------------------------------------------------------
A Closer Look [GRAPHIC]

Valuation and the stock market

Unlike items at the mall, where prices are clearly marked, a stock's price can change second by second, depending on what the next buyer is willing to pay and what the next seller is willing to accept. So how can investors figure whether they are paying too much or getting a bargain?

Investment professionals often try to get at a stock's valuation by looking at its price/earnings ratio or p/e: company's stock price divided by its earnings per share. A stock with a p/e that is higher than the market or the industry's p/e is considered expensive. If it's lower, the stock is considered cheap.

But this traditional measure doesn't work as well when you're sizing up small growth companies. "Many of the companies I follow have the potential for far better earnings growth than large companies simply because they are growing off a much smaller base," says Tucker Walsh, portfolio manager of State Street Research Emerging Growth Fund. As a result, they command higher valuations.

What's more, earnings are not always a good measure for a company that is investing heavily in sales, marketing, research and development. "I look for companies with strong, identifiable franchises--market leaders that are investing maintain or increase market share," says Walsh. "For a growth manager, growth potential is always more important than price."

[GRAPHIC]
--------------------------------------------------------------------------------
PERFORMANCE IN PERSPECTIVE Management's Discussion of Fund Performance Part 2
--------------------------------------------------------------------------------

Performance Figures as of September 30, 2000

These two pages focus on the fund's long-term track record. While a mutual fund's past performance is never a guarantee of future results, long-term returns can serve as an important context for evaluating recent performance. Three ways of measuring long-term performance are cumulative returns, average annual returns, and the change in dollar value of a given investment over time. Information about these measures follows, while the share class boxes contain the results of these measures for each share class.

Cumulative Total Return

This represents the total percentage you would have earned or lost if you had invested a lump sum in the fund and left it there until the end of the period indicated. Performance would be lower if sales charges were reflected.

Average Annual Total Return

Average annual total return percentage is the rate you would have had to earn during each year of a given time period--say, five years--in order to end up with the fund's actual cumulative return for those five years. In reality, of course, fund performance varies from year to year. Because of this, a fund's actual performance for a given year may be higher or lower than an average annual performance figure.

$10,000 Over Life of Fund

This example is similar to cumulative total return, but uses dollars rather than percentages, and assumes that the lump sum you invested was $10,000. It also compares fund performance to the performance of a market index.

--------------------------------------------------------------------------------
Class A Front Load

o Initial sales charge of 5.75% or less, with lower sales charges for larger investments (see a prospectus for details)

o Lower annual expenses than Class B(1) or Class C shares because of lower service/distribution (12b-1) fee of 0.30%

                                                        Life of Fund
Cumulative Total Return        1 Year        5 Years      (10/4/93)
(does not reflect           --------------------------------------------
sales charge)                  46.05%        128.48%       131.83%

                                                        Life of Fund
Average Annual Total Return    1 Year        5 Years      (10/4/93)
(at maximum applicable      ---------------------------------------------
sales charge)                  37.65%        16.58%        11.82%

$10,000 Over Life of Fund

   [The following information was depicted as a line chart in the printed materials.]

                                      Russell 2000
            Class A       S&P 500     Growth Index
            -------       -------     ------------
"93"          9425         10000         10000
"94"          8448         10368         10088
"95"          9563         13448         12930
"96"         11182         16181         14561
"97"         16549         22722         17961
"98"         11589         24785         13501
"99"         14728         31672         17905
"00"         21850         35874         23217
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B(1) Back Load for accounts opened after 1/1/99

o     No initial sales charge

o     Deferred sales charge of 5% or less on shares you sell within six years

o     Annual service/distribution (12b-1) fee of 1.00%

o Automatic conversion to Class A shares after eight years, reducing future annual expenses

                                                        Life of Fund
Cumulative Total Return        1 Year        5 Years      (10/4/93)
(does not reflect           --------------------------------------------
sales charge)                  45.03%        120.26%       120.95%

                                                         Life of Fund
Average Annual Total Return    1 Year        5 Years      (10/4/93)
(at maximum applicable      --------------------------------------------
sales charge)                  40.03%        16.89%        12.00%

$10,000 Over Life of Fund

   [The following information was depicted as a line chart in the printed materials.]

                                         Russell 2000
            Class B(1)      S&P 500      Growth Index
            ----------      -------      ------------
"93"          10000          10000          10000
"94"           8921          10368          10088
"95"          10031          13448          12930
"96"          11634          16181          14561
"97"          17090          22722          17961
"98"          11868          24785          13501
"99"          15235          31672          17905
"00"          22095          35874          23217
--------------------------------------------------------------------------------


6  State Street Research Emerging Growth Fund

--------------------------------------------------------------------------------
               Class B Back Load for accounts opened before 1/1/99

o     No initial sales charge

o     Deferred sales charge of 5% or less on shares you sell within five years

o     Annual service/distribution (12b-1) fee of 1.00%

o Automatic conversion to Class A shares after eight years, reducing future annual expenses

                                                          Life of Fund
Cumulative Total Return         1 Year        5 Years      (10/4/93)
(does not reflect            --------------------------------------------
sales charge)                   44.93%        120.11%       120.80%

                                                          Life of Fund
Average Annual Total Return     1 Year        5 Years      (10/4/93)
(at maximum applicable       --------------------------------------------
sales charge)                   39.93%        16.88%        11.99%

$10,000 Over Life of Fund

   [The following information was depicted as a line chart in the printed materials.]

                                         Russell 2000
            Class B         S&P 500      Growth Index
            -------         -------      ------------
"93"         10000           10000           10000
"94"          8921           10368           10088
"95"         10031           13448           12930
"96"         11623           16181           14561
"97"         17103           22722           17961
"98"         11883           24785           13501
"99"         15235           31672           17905
"00"         22080           35874           23217
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Level Load

o     No initial sales charge

o Deferred sales charge of 1%, paid if you sell shares within one year of purchase

o     Lower deferred sales charge than Class B(1) shares

o     Annual service/distribution (12b-1) fee of 1.00%

o No conversion to Class A shares after eight years, so annual expenses do not decrease

                                                         Life of Fund
Cumulative Total Return         1 Year        5 Years      (10/4/93)
(does not reflect            --------------------------------------------
sales charge)                   45.03%        120.26%       120.95%

                                                         Life of Fund
Average Annual Total Return     1 Year        5 Years      (10/4/93)
(at maximum applicable       --------------------------------------------
sales charge)                   44.03%        17.11%        12.00%

$10,000 Over Life of Fund

   [The following information was depicted as a line chart in the printed materials.]

                                         Russell 2000
            Class C         S&P 500      Growth Index
            -------         -------      ------------
"93"         10000           10000           10000
"94"          8921           10368           10088
"95"         10031           13448           12930
"96"         11623           16181           14561
"97"         17103           22722           17961
"98"         11883           24785           13501
"99"         15235           31672           17905
"00"         22095           35874           23217
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class S Special Programs

o Available through certain retirement accounts, advisory accounts of the investment manager and other programs that usually involve special conditions and separate fees (see a prospectus for details)

o     No sales charges of any kind

o No service/distribution (12b-1) fees; annual expenses are lower than for other share classes

                                                         Life of Fund
Cumulative Total Return         1 Year        5 Years      (10/4/93)
(does not reflect            --------------------------------------------
sales charge)                   46.36%        131.19%       136.51%

                                                         Life of Fund
Average Annual Total Return     1 Year        5 Years      (10/4/93)
(at maximum applicable       --------------------------------------------
sales charge)                   46.36%        18.25%        13.09%

$10,000 Over Life of Fund

   [The following information was depicted as a line chart in the printed materials.]

                                         Russell 2000
            Class S         S&P 500      Growth Index
            -------         -------      ------------
"93"         10000           10000           10000
"94"          9005           10368           10088
"95"         10230           13448           12930
"96"         11979           16181           14561
"97"         17770           22722           17961
"98"         12470           24785           13501
"99"         16160           31672           17905
"00"         23651           35874           23217
--------------------------------------------------------------------------------

A Closer Look [GRAPHIC]

12b-1 fees

12b-1 fees are named after the SEC rule that permits them.

The fund pays 12b-1 fees to cover service and distribution costs. The fees cover personal services and the maintenance of shareholder accounts. The fees also cover selling and marketing expenditures for the sale of fund shares.

The fund pays 12b-1 fees out of its assets, so shareholders see them as an indirect charge rather than a direct charge.

All of the performance figures on these pages assume reinvestment of dividends and distributions.

The average annual total returns for the fund also include the effects of any fees and sales charges that would apply for each share class.

The S&P 500 (officially, the "Standard & Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

The Russell 2000 Growth Index contains only those stocks within the complete Russell 2000 Index (a small-company index) that show above average growth. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

Keep in mind that past performance is no guarantee of future results. The fund's share price and return will fluctuate and you may have a gain or loss when you sell your shares.

Because the fund invests in emerging growth and special situation companies, an investment in the fund may involve greater-than-average risk and above average price fluctuation. Small-company stocks are more volatile than large-company stocks.

Performance for Class B(1) reflects Class B performance through December 31, 1998. Class B(1) was introduced January 1, 1999.

[GRAPHIC] THE FUND IN DETAIL

The following pages describe the fund in detail as of the date of this report. They provide a "snapshot" of the fund's holdings at one moment in time (the report date), describe the financial dimensions of its operations for the past fiscal year, and give a summary of operations on a per-share basis for the past five fiscal years. There's also an overview of the fund and its business structure, as well as information on the accounting policies the fund uses in arriving at the figures it presents here.

                                                                         [PHOTO]

Together, the words and numbers in this section offer a comprehensive picture of the fund and its recent activities. In fact, the text and notes on pages 9 to 22 are an integral part of the financial statements, which wouldn't be complete without them.

For more information about the fund's strategies, risks and expenses, check the fund's prospectus; you'll need to read it before making any investments. The prospectus also has more details on the fund's share classes and its policies for shareholder accounts. To get a copy of any State Street Research prospectus, see the back cover of this report.

Keep in mind that in annual reports, the portfolio holdings and financial statements are audited, while in semiannual reports they are unaudited.


8  State Street Research Emerging Growth Fund

About the Fund
--------------------------------------------------------------------------------

Business structure

State Street Research Emerging Growth Fund is a mutual fund that allows shareholders to pool their assets for investment in a portfolio of securities. This fund is a series of State Street Research Capital Trust, a Massachusetts business trust, and is an open-end management investment company.

Four entities administer the fund's main business functions:

o The board of trustees oversees the fund with its shareholders' interests in mind and have ultimate responsibility for the fund's activities (see back pages of report for trustee information).

o The investment manager, State Street Research & Management Company, is responsible for the fund's investment and business activities and receives the management fee as compensation.

o The distributor, State Street Research Investment Services, Inc., sells shares of the fund, handles investor inquiries and transaction orders and provides other shareholder services.

o The custodian, State Street Bank and Trust Company, holds fund securities, provides data on their market value, and handles related services.

The investment manager and the distributor are subsidiaries of MetLife, Inc. State Street Bank and Trust Company is not affiliated with MetLife (the similarity between its name and the names of the investment manager and distributor is coincidental). A majority of the trustees consists of people who are not affiliated with MetLife or any of its subsidiaries. The distributor pays a portion of its fees to MetLife for services it provides, including maintaining the accounts of some investors who hold shares through their firm's employee benefit plans and other sponsored arrangements.

Goal and strategy

The fund seeks to provide growth of capital by investing primarily in emerging growth companies, with an emphasis on small size companies.

Share classes

The fund generally offers four share classes, each with its own sales charge and expense structure. The fund also offers an additional class of shares (Class B) but only to current Class B shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of other State Street Research funds.

Class A shares are subject to an initial sales charge of up to 5.75%. From October 1, 1999 to April 30, 2000 Class A shares paid a service fee equal to 0.25% of average daily net assets. Beginning May 1, 2000, Class A shares pay an annual service and distribution fee equal to 0.30% of average daily net assets. Class B(1) and Class B shares pay annual service and distribution fees of 1.00%. Class B(1) and Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B(1) and Class B shares are subject to a contingent deferred sales charge on certain redemptions made within six years and five years of purchase, respectively. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase, and also pay annual service and distribution fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of the investment manager, and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any service or distribution fees.

            The text and notes are an integral part of the financial statements.

The Fund's Accounting Policies
--------------------------------------------------------------------------------

In keeping with accounting principles generally accepted in the United States, the fund has used the following policies in preparing the portfolio holdings and financial statements in this report:

The fund values all portfolio securities as of the date of this report (or, if that day wasn't a business day, then the most recent business day). The fund uses the following methods for determining the values of various types of securities:

      o Listed securities - The fund uses the price of the last sale on a national securities exchange that was quoted before the close of the New York Stock Exchange.

      o Over-the-counter securities - The fund uses the closing prices quoted on the Nasdaq system. If a security hasn't traded that day, or if it is not quoted on the Nasdaq system, the value is set at halfway between the closing bid and asked quotations.

      o Securities maturing within 60 days - The fund adjusts the value of these securities daily, moving them closer to the amount due on maturity as the maturity date approaches.

The fund accounts for each purchase and sale of portfolio securities on the trade date. In calculating realized gains or losses, the fund takes as its cost basis the identified cost of securities sold.

The fund records investment income from portfolio securities as follows:

      o     Interest - The fund accrues interest daily as it earns it.

      o     Cash dividends - The fund accrues these on the ex-dividend date.

The fund may seek additional income by lending portfolio securities to qualified institutions. The fund will receive cash or securities as collateral in the amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains or losses. If the borrower fails to return the securities and the collateral has declined in value, the fund could lose money. The fund accounts for income from the lending of its securities by including it in interest income.

The fund distributes its net earnings to its shareholders. The fund calculates these distributions using federal income tax regulations. As a result, they may be different than if the fund used generally accepted accounting principles. The fund distributes its earnings on the following schedule:

      o Dividends from net investment income - The fund ordinarily declares and pays these annually, if any.

      o Net realized capital gains - The fund distributes these annually, if any, and may make an additional distribution if tax regulations make it necessary.

If the fund has no earnings to distribute, it won't make a distribution.

The fund does not intend to pay federal income tax. This is because it has elected to be exempt from taxes under Subchapter M of the Internal Revenue Code, in part because it makes distributions as described above.

The fund pays expenses as follows:

      o Expenses attributed to the fund - The fund pays these directly. Examples of these expenses include the management fee, transfer agent fee, custodian fee, and distribution and service fees.

      o Expenses attributed to the trust of which the fund is a series - These expenses are divided up among all funds in the trust. Each fund pays a proportional share. Examples of these expenses include the legal fees and trustees' fees.

The fund has used certain estimates and assumptions in preparing this report. Although they are necessary in order to follow generally accepted accounting principles, these estimates and assumptions affect several key areas, including the reported amounts of assets and liabilities, and income and expenses. Actual results could differ from those estimates.

The text and notes are an integral part of the financial statements.


10 State Street Research Emerging Growth Fund

Portfolio Holdings  September 30, 2000
--------------------------------------------------------------------------------

The listings that begin on this page detail the fund's investment holdings as of the report date. We have grouped the holdings by asset class and then by specific industry.

The solid colored circles (1) show the fund's ten largest holdings, with the number in the circle showing where the holding ranks in the top ten.

--------------------------------------------------------------------------------
Notes about specific elements of the financials are called out in boxes such as this.
--------------------------------------------------------------------------------

KEY TO SYMBOLS

*     Denotes a security which has not paid a dividend during the last year.

                                                                   Market
Issuer                                              Shares          Value
--------------------------------------------------------------------------------
Common Stocks 98.1% of net assets

Automobiles & Transportation 0.8% of net assets
--------------------------------------------------------------------------------

Automotive Parts 0.8%
Gentex Corp.*                                        51,000      $1,275,000
                                                                -----------
Total Automobiles & Transportation                                1,275,000
                                                                -----------

Consumer Discretionary 16.8% of net assets
--------------------------------------------------------------------------------

Casinos/Gambling, Hotel/Motel 5.7%
Extended Stay America Inc.*                         131,700       1,745,025
International Game Technology Inc.*                 181,500       6,102,937(2)
   Casinos/Gamblings
Station Casinos Inc.*                                63,750         908,438
                                                                -----------
                                                                  8,756,400
                                                                -----------
Commercial Services 2.4%
Corporate Executive  .*                              23,800         957,950
Hotel Reservations Network Inc. Cl. A*               73,000       2,673,625(10)
   Hotels
                                                                -----------
                                                                  3,631,575
                                                                -----------
Communications, Media & Entertainment 5.0%
Entravision Communications Corp.*                    26,300         456,963
Hispanic Broadcasting Corp.*                         28,000         780,500
TiVo Inc.*                                          126,600       2,452,875
U.S.A. Networks Inc.*                                47,400       1,039,837
World Wrestling Federation                          190,300       2,890,181
   Entertainment Inc. Cl. A*
   Entertainment
                                                                -----------
                                                                  7,620,356
                                                                -----------
Consumer Products 1.0%
Oakley Inc.*                                         82,600       1,450,662
                                                                -----------
Consumer Services 0.5%
Bright Horizons Family Solutions Corp.*              29,400         751,538
Docent, Inc.                                          6,100         111,706
                                                                -----------
                                                                    863,244
                                                                -----------
Leisure Time 0.4%
Bally Total Fitness Holding Corp.*                   25,400         635,000
                                                                -----------
Retail 1.8%
Pier 1 Imports Inc.                                  68,700         931,744
Ticketmaster Online City Search, Inc. Cl. B*        108,700       1,841,106
                                                                -----------
                                                                  2,772,850
                                                                -----------
Total Consumer Discretionary                                     25,730,087
                                                                -----------

            The text and notes are an integral part of the financial statements.

Portfolio Holdings September 30, 2000 CONTINUED

                                                                   Market
Issuer                                              Shares          Value
--------------------------------------------------------------------------------

Consumer Staples 0.9% of net assets
--------------------------------------------------------------------------------

Drug & Grocery Store Chains 0.9%
Duane Reade Inc.*                                     58,300     $1,413,775
                                                                -----------
Total Consumer Staples                                            1,413,775
                                                                -----------

Financial Services 4.7% of net assets
--------------------------------------------------------------------------------

Banks & Savings & Loan 1.0%
Investors Financial Services Co.                      24,800      1,565,500
                                                                -----------
Insurance 2.3%
E.W. Blanch Holdings Inc.                             43,200        896,400
Everest Re Group, Ltd.                                17,300        856,350
Markel Corp.*                                          4,437        673,315
Partnerre Ltd.*                                       24,500      1,162,219
                                                                -----------
                                                                  3,588,284
                                                                -----------
Miscellaneous Financial 1.4%
Metris Companies Inc.                                 34,350      1,356,825
Radian Group Inc.                                     10,400        702,000
                                                                -----------
                                                                  2,058,825
                                                                -----------
Total Financial Services                                          7,212,609
                                                                -----------

Health Care 28.9% of net assets
--------------------------------------------------------------------------------

Drugs & Biotechnology 20.2%
Alpharma Inc.                                         31,000      1,894,875
Applied Molecular Evolution*                          45,400      1,821,675
Barr Laboratories, Inc.*                              33,200      2,201,575
BioMarin Pharmaceutical Inc.*                         38,900        714,788
Biovail Corp.*                                        18,100      1,474,019
Cell Therapeutics, Inc.*                              35,400      2,360,737
Cephalon Inc.*                                        20,200        979,700
Ciphergen Biosystems Inc.*                            13,200        422,400
Deltagen Inc.*                                        36,400      1,126,125
Dyax Corp.*                                           29,700      1,299,375
Esperion Therapeutics Inc.*                           68,300      1,178,175
Inhale Therapeutic Systems, Inc.*                     22,100      1,245,887
Intermune Pharmaceuticals Inc.*                       44,200      2,397,850
Lexicon Genetics Inc.*                                82,700      2,615,387
Myriad Genetics Inc.*                                  9,200        791,200
Noven Pharmaceuticals Inc.*                           35,200      1,504,800
Pain Therapeutics Inc.*                               47,400        939,113
Priority Healthcare Corp.Cl. B*                       42,600      3,248,250(5)
   Health Care Services
Versicor Inc.*                                       101,400      1,521,000
XOMA Ltd.*                                            85,800      1,238,738
                                                                -----------
                                                                 30,975,669
                                                                -----------
Health Care Services 3.5%
Caremark RX Inc.*                                     67,400        758,250
Community Health Systems Inc.*                        97,500      3,132,187(6)
   Health Care Services
Quorum Health Group Inc.*                            116,900      1,519,700
                                                                -----------
                                                                  5,410,137
                                                                -----------
Hospital Supply 4.9%
American Medical Systems Inc.*                       150,400      2,350,000
Aradigm Corp.*                                       101,700      2,332,743
Cepheid, Inc.*                                         9,300         76,144
Zoll Medical Corp.*                                   56,000      2,730,000(9)
   Medical Equipment & Supplies
                                                                -----------
                                                                  7,488,887
                                                                -----------
Chemicals 0.3%
Wilson Great Batch Technology, Inc.*                  18,700        427,763
                                                                -----------
Total Health Care                                                44,302,456
                                                                -----------

Materials & Processing 0.7% of net assets
--------------------------------------------------------------------------------

Agriculture 0.2%
Eden Bioscience Corp.*                                10,500        346,500
                                                                -----------
Chemicals 0.5%
Valence Technology Inc.*                              45,800        790,050
                                                                -----------
Total Materials & Processing                                      1,136,550
                                                                -----------

Other 0.6% of net assets
--------------------------------------------------------------------------------

Multi-Sector 0.6%
Teleflex Inc.                                         26,000        893,750
                                                                -----------
Total Other                                                         893,750
                                                                -----------

Other Energy 4.5% of net assets
--------------------------------------------------------------------------------

Oil & Gas Producers 2.3%
Cabot Oil & Gas Corp. Cl.A                            30,400        619,400
Cross Timbers Oil Co.                                 44,400        851,925
HS Resources, Inc.*                                   20,400        685,950
St. Mary Land & Exploration Co.                       60,600      1,397,588
                                                                -----------
                                                                  3,554,863
                                                                -----------
Oil Well Equipment & Services 2.2%
National Oilwell Inc.*                                48,898      1,528,062
Veritas DGC Inc.*                                     64,500      1,866,469
                                                                -----------
                                                                  3,394,531
                                                                -----------
Total Other Energy                                                6,949,394
                                                                -----------

The text and notes are an integral part of the financial statements.


12 State Street Research Emerging Growth Fund

                                                                   Market
Issuer                                              Shares          Value
--------------------------------------------------------------------------------

Producer Durables 5.7% of net assets
--------------------------------------------------------------------------------

Electrical Equipment & Components 0.1%
Proton Energy Systems,Inc.*                          6,900         $197,512
                                                                -----------
Production Technology Equipment 1.2%
Exfo Electro Optical Engineering Inc.*              12,700          553,244
Zygo Corp.*                                         14,400        1,252,800
                                                                -----------
                                                                  1,806,044
                                                                -----------
Telecommunications Equipment 4.4%
American Tower Corp. Cl.A*                          56,000        2,110,500
L-3 Communications Holding Inc.*                    15,400          870,100
MCK Communications Inc.*                           168,600        3,814,575(3)
   Telecommunications
                                                                -----------
                                                                  6,795,175
                                                                -----------
Total Producer Durables                                           8,798,731
                                                                -----------

Technology 32.6% of net assets
--------------------------------------------------------------------------------

Communications Technology 6.7%
Clarent Corp.*                                      23,800          937,125
Cosine Communications Inc.*                          6,300          350,044
DMC Stratex Networks Inc.*                          65,700        1,055,306
Elastic Networks Inc.*                               6,100           85,019
Inrange Technologies Corp. Cl. B*                    5,400          286,200
Natural Microsystems Corp.*                         25,000        1,344,922
Netro Corp.*                                        28,600        1,694,550
Packeteer Inc.*                                     59,500        2,257,281
Spectrasite Holdings, Inc.*                        111,200        2,064,150
TTM Technologies, Inc.*                              8,500          199,750
                                                                -----------
                                                                 10,274,347
                                                                -----------
Computer Software 9.1%
724 Solutions Inc.                                  19,300          916,750
Acxiom Corp.*                                      110,400        3,505,200(4)
   Data Processing
Apropos Technology Inc.*                            59,500          535,500
AvantGo, Inc.*                                       2,600           52,000
Click Commerce, Inc.*                               46,500        1,987,875
E Piphany Inc.*                                     14,500        1,117,406
Excelon Corp.*                                      57,400          710,325
Kana Communications, Inc.*                          72,000        1,602,000
Network Commerce Inc.*                             115,000          643,281
OpenTV Corp.*                                       26,800          891,100
Sonicwall Inc.*                                     42,300        1,205,550
Vastera, Inc.*                                      32,900          723,800
                                                                -----------
                                                                 13,890,787
                                                                -----------

Computer Technology 2.3%
Radiant Systems Inc.*                               93,600        2,000,700
Zebra Technologies Corp. Cl. A*                     32,000        1,538,000
                                                                -----------
                                                                  3,538,700
                                                                -----------
Electronics 4.2%
Aeroflex Inc.*                                     133,625        6,497,516(1)
   Electronics
                                                                -----------
Electronics: Semiconductors/Components 10.0%
Act Manufacturing Inc.*                             22,400        1,181,600
Alpha Industries Inc.*                              71,200        2,425,250
Artisan Components Inc.*                            80,700        1,039,013
AXT Inc.*                                           68,100        2,847,431(8)
   Semiconductors/Components
Caliper Technologies Corp.*                         18,900        1,095,019
Cree Inc.*                                           9,000        1,046,250
Galileo Technology Ltd.*                            77,000        2,444,750
Hi/Fn Inc.*                                         13,400          912,875
Sawtek Inc.*                                        58,700        2,260,867
                                                                -----------
                                                                 15,253,055
                                                                -----------
Miscellaneous Technology 0.3%
Genomica Corp.*                                     25,600          497,600
                                                                -----------
Total Technology                                                 49,952,005
                                                                -----------
Utilities 1.9% of net assets
--------------------------------------------------------------------------------

Electrical 0.1%
Southern Energy Inc.*                                2,200           69,025
                                                                -----------
Telecommunications 1.8%
Air Gate PCS, Inc.*                                 30,800        1,382,150
Rural Cellular Corp. Cl. A*                         13,600          926,500
Time Warner Telecom Inc. Cl. A*                     10,700          516,944
                                                                -----------
                                                                  2,825,594
                                                                -----------
Total Utilities                                                   2,894,619
                                                                -----------

Total Common Stocks                                             150,558,976(a)
                                                                -----------

--------------------------------------------------------------------------------
(a)  The fund paid a total of $128,964,759 for these securities.
--------------------------------------------------------------------------------

            The text and notes are an integral part of the financial statements.

                                                                                                               Market
Issuer                                                                                         Shares           Value
------------------------------------------------------------------------------------------------------------------------------------
Short-Term Investments 4.8% of net assets
AIM Liquid Assets Portfolio                                                                  7,378,072        $7,378,072
                                                                                                            ------------

Total Short-Term Investments                                                                                   7,378,072(1)
                                                                                                            ------------

                                                        Coupon           Maturity           Amount of
                                                         Rate              Date             Principal
------------------------------------------------------------------------------------------------------------------------------------
Commercial Paper 5.0% of net assets
American Express Credit Corp.                            6.52%          10/02/2000          $2,000,000        $2,000,000

American Express Credit Corp.                            6.56%          10/03/2000           4,045,000         4,045,000

Ford Motor Credit Co.                                    6.53%          10/05/2000           1,551,000         1,551,000
                                                                                                            ------------

Total Commercial Paper                                                                                         7,596,000(2)
                                                                                                            ------------

                                                                           % of
                                                                        Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Summary of Portfolio Assets
Investments                                                               107.9%                            $165,533,048

Cash and Other Assets, Less Liabilities                                    (7.9%)                            (12,057,430)
                                                                          -----                             ------------

Net Assets                                                                100.0%                            $153,475,618(3)
                                                                          =====                             ============
-----------------------------------------------------------------
(1) The fund paid a total of $7,378,072 for these securities.
-----------------------------------------------------------------
(2) The fund paid a total of $7,596,000 for these securities.
-----------------------------------------------------------------
(3) The fund paid a total of $143,938,831 for these securities.
-------------------------------------------------------------------

The text and notes are an integral part of the financial statements.


14 State Street Research Emerging Growth Fund

Federal Income Tax Information

At September 30, 2000, the net unrealized appreciation of investments based on cost for Federal income tax purposes of $144,383,356 was as follows:

Aggregate gross unrealized appreciation for all investments in
  which there is an excess of value over tax cost                   $32,443,215

Aggregate gross unrealized depreciation for all investments in
  which there is an excess of tax cost over value                   (11,293,523)
                                                                   ------------
                                                                    $21,149,692
                                                                   ============

In order to meet certain excise tax distribution requirements under section 4982 of the Internal Revenue Code, the fund is required to measure and distribute annually, if necessary, net capital gains realized during a 12-month period ending October 31. In this connection, the fund is permitted to defer into its next fiscal year any net capital losses incurred between each November 1 and the end of its fiscal year. From November 1, 1998 through September 30, 1999, the fund incurred net capital losses of $5,371,132 and has deferred and treated such losses as arising in the fiscal year ended September 30, 2000.

            The text and notes are an integral part of the financial statements.

Statement of
Assets and Liabilities September 30, 2000
--------------------------------------------------------------------------------

This is the fund's balance sheet as of the report date. It shows the fund's assets, its liabilities and, by subtraction, its net assets. It also shows the share price for each share class as of the report date.

Assets

Investments, at market value                                   $165,533,048(1)
Receivable for securities sold                                    4,396,473
Receivable from distributor                                          52,844
Receivable for fund shares sold                                      51,849
Dividends and interest receivable                                     4,215
Other assets                                                         35,445
                                                               ------------
                                                                170,073,874
Liabilities

Payable for securities purchased                                  8,430,393
Payable for collateral received on securities loaned              7,378,072
Payable for fund shares redeemed                                    267,427
Accrued transfer agent and shareholder services                     160,670
Accrued management fee                                               91,511
Accrued distribution and service fees                                91,500
Accrued trustees' fees                                               14,771
Other accrued expenses                                              163,912
                                                               ------------
                                                                 16,598,256
                                                               ------------

Net Assets                                                     $153,475,618
                                                               ============
Net Assets consist of:
  Unrealized appreciation of investments                        $21,594,217
  Accumulated net realized gain                                  21,578,231
  Paid-in capital                                               110,303,170
                                                               ------------
                                                               $153,475,618(2)
                                                               ============

--------------------------------------------------------------------------------
(1)   The fund paid a total of $143,938,831 for these securities.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(2)
                    Net Asset Value (NAV) of Each Share Class

  Except where noted, the NAV is the offering and the redemption price for each class.

           Net Assets   /  Number of Shares   =       NAV
       A    $53,599,743       3,332,939             $16.08*
       B(1) $16,554,235       1,091,590             $15.17**
       B    $65,495,805       4,321,204             $15.16**
       C     $9,081,670         598,671             $15.17**
       S     $8,744,165         530,443             $16.48

*     Maximum offering price per share $17.06 ($16.08 / 0.9425)

** Redemption price per share for Class B(1), Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.
--------------------------------------------------------------------------------

The text and notes are an integral part of the financial statements.


16 State Street Research Emerging Growth Fund

Statement of
Operations  For the year ended September 30, 2000
--------------------------------------------------------------------------------

This shows what the fund earned and lost over the report period, and what its expenses were.

Investment Income

Dividends, net of foreign taxes                                     $134,280(1)
Interest                                                             540,490(2)
                                                                ------------
                                                                     674,770
Expenses

Management fee                                                     1,073,782(3)
Transfer agent and shareholder services                              479,395(4)
Custodian fee                                                        156,646
Distribution and service fees - Class A                              132,735(5)
Distribution and service fees - Class B(1)                           108,554(5)
Distribution and service fees - Class B                              653,349(5)
Distribution and service fees - Class C                               88,295(5)
Reports to shareholders                                               65,488
Registration fees                                                     45,974
Audit fee                                                             23,529
Trustees' fees                                                        14,771(6)
Legal fees                                                            11,902
Miscellaneous                                                         38,255
                                                                ------------
                                                                   2,892,675
Expenses borne by the Distributor                                   (320,829)(7)
Fees paid indirectly                                                 (14,032)(8)
                                                                ------------
                                                                   2,557,814
                                                                ------------
Net investment loss                                               (1,883,044)
                                                                ------------
Realized and Unrealized Gain
on Investments

Net realized gain on investments                                  34,511,755(9)
Change in unrealized appreciation of investments                   5,945,585
                                                                ------------
Net gain on investments                                           40,457,340
                                                                ------------
Net increase in net assets resulting
  from operations                                                $38,574,296
                                                                ============

--------------------------------------------------------------------------------
(1)   The fund paid foreign taxes of $35.
--------------------------------------------------------------------------------
(2) Includes $105,790 in income from the lending of portfolio securities. As of the report date, the fund had a total of $18,687,041 of securities out on loan and was holding a total of $19,357,650 in collateral (including $7,378,072 of cash collateral) related to those loans.
--------------------------------------------------------------------------------
(3)   The management fee is 0.75% of fund net assets, annually.
--------------------------------------------------------------------------------
(4) Includes a total of $211,085 paid to the distributor for the services it provided, and to MetLife for similar services it provided, including maintaining the accounts of some investors who hold shares through that firm's employee benefit plans and other sponsored arrangements.
--------------------------------------------------------------------------------
(5) Payments made to the distributor under the fund's 12b-1 plans. The fees cover personal services and the maintenance of shareholder accounts. The fees also cover distribution and marketing expenditures for the sale of fund shares.
--------------------------------------------------------------------------------
(6) Paid only to trustees who aren't currently affiliated with the adviser (the fund doesn't pay trustees' fees to affiliated trustees).
--------------------------------------------------------------------------------
(7) Represents the share of expenses that the fund's distributor and its affiliates paid voluntarily.
--------------------------------------------------------------------------------
(8)   Represents transfer agent credits earned from uninvested cash balances.
--------------------------------------------------------------------------------
(9) To earn this, the fund sold $294,658,438 of securities. During this same period, the fund also bought $315,523,906 worth of securities. These figures don't include short-term obligations or U.S. government securities.
--------------------------------------------------------------------------------

            The text and notes are an integral part of the financial statements.

Statement of
Changes in Net Assets
--------------------------------------------------------------------------------

This shows how the fund's size changed over the report period, including changes that resulted from investment performance as well as those that resulted from shareholders buying and selling fund shares.

                                                Years ended September 30
--------------------------------------------------------------------------------
                                                 1999               2000
--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets

Operations:
Net investment loss                           $(1,145,894)       $(1,883,044)
Net realized gain (loss)
  on investments                              (10,832,312)        34,511,755
Change in unrealized appreciation
  of investments                               36,463,829          5,945,585
                                             -------------------------------
Net increase resulting
  from operations                              24,485,623         38,574,296
                                             -------------------------------
Distribution from capital gains:
  Class A                                      (1,253,862)                --
  Class B                                      (1,968,205)                --
  Class C                                        (310,824)                --
  Class S                                        (221,009)                --
                                             -------------------------------
                                               (3,753,900)                --
                                             -------------------------------
Net increase (decrease) from
  fund share transactions                     (17,371,058)        22,396,325(1)
                                             -------------------------------
Total increase in net assets                    3,360,665         60,970,621
                                             -------------------------------
Net Assets

Beginning of year                              89,144,332         92,504,997
                                             -------------------------------
End of year                                   $92,504,997       $153,475,618
                                             ===============================

The text and notes are an integral part of the financial statements.


18 State Street Research Emerging Growth Fund

--------------------------------------------------------------------------------
(1)   These transactions break down by share class as follows:

                                                                Years ended September 30
                                          ------------------------------------------------------------------------
                                                       1999                                2000
                                          ------------------------------------------------------------------------
Class A                                     Shares             Amount             Shares             Amount
==================================================================================================================
 Shares sold                               4,968,247        $49,800,390          3,552,896        $56,415,404*
 Issued upon reinvestment of
   distribution from capital gains           127,972          1,229,924                 --                 --
 Shares redeemed                          (5,731,015)       (57,731,106)        (3,069,331)       (47,930,819)
                                          ------------------------------------------------------------------------
 Net increase (decrease)                    (634,796)       ($6,700,792)           483,565         $8,484,585
                                          ========================================================================

Class B(1)                                 Shares(a)          Amount(a)           Shares             Amount
==================================================================================================================
 Shares sold                                 375,316         $3,852,387            900,955        $14,384,225**
 Shares redeemed                             (15,248)          (154,780)          (169,433)        (2,597,369)***
                                          ------------------------------------------------------------------------
 Net increase                                360,068         $3,697,607            731,522        $11,786,856
                                          ========================================================================

Class B                                     Shares             Amount             Shares             Amount
==================================================================================================================
 Shares sold                                 670,763         $6,311,001          1,155,030        $19,077,679**
 Issued upon reinvestment of
   distribution from capital gains           203,644          1,869,477                 --                 --
 Shares redeemed                          (2,093,387)       (20,576,063)        (1,074,617)       (15,974,844)***
                                          ------------------------------------------------------------------------
 Net increase (decrease)                  (1,218,980)      ($12,395,585)            80,413         $3,102,835
                                          ========================================================================

Class C                                     Shares             Amount             Shares             Amount
==================================================================================================================
 Shares sold                               1,655,582        $16,046,613            494,961         $7,131,006
 Issued upon reinvestment of
   distribution from capital gains            31,662            290,973                 --                 --
 Shares redeemed                          (1,888,067)       (18,492,709)          (521,745)        (7,398,353)****
                                          ------------------------------------------------------------------------
 Net decrease                               (200,823)       ($2,155,123)           (26,784)         ($267,347)
                                          ========================================================================

Class S                                     Shares             Amount             Shares             Amount
==================================================================================================================
 Shares sold                                 237,974         $2,451,542            567,570         $9,007,789
 Issued upon reinvestment of
   distribution from capital gains            22,552            221,009                 --                 --
 Shares redeemed                            (239,161)        (2,489,716)          (608,148)        (9,718,393)
                                          ------------------------------------------------------------------------
 Net increase (decrease)                      21,365           $182,835            (40,578)         ($710,604)
                                          ========================================================================

      The trustees have the authority to issue an unlimited number of shares of beneficial interest, with a $0.001 par value per share.

* Includes $38,748 and $112,581 in sales charges collected by the distributor and MetLife.

** Like all broker-dealers, MetLife received commissions that were calculated as a percentage of these sales but the commissions of $146,881 and $1,451 for Class B(1) and Class B, were paid by the distributor, not the fund.

*** Includes $28,447 and $102,467 in deferred sales charges collected by the distributor for Class B(1) and Class B.

****  Includes $1,226 in deferred sales charges collected by the distributor.

(a)   January 1, 1999 (commencement of share class) to September 30, 1999.
--------------------------------------------------------------------------------

            The text and notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

These provide a summary of each share class's financial performance, for the past five fiscal years.

                                                                                  Class A
                                                  ============================================================================
                                                                         Years ended September 30
                                                  ----------------------------------------------------------------------------
Per Share Data                                     1996(a)         1997(a)         1998(a)         1999(a)         2000(a)
==============================================================================================================================
 Net asset value, beginning of year ($)             9.69           11.33           15.53            8.86           11.01
                                                   -----           -----           -----           -----           -----
  Net investment loss ($)*                         (0.09)          (0.08)          (0.05)          (0.08)          (0.14)

  Net realized and unrealized gain (loss)
  on investments ($)                                1.73            5.13           (4.01)           2.60            5.21
                                                   -----           -----           -----           -----           -----
 Total from investment operations ($)               1.64            5.05           (4.06)           2.52            5.07
                                                   -----           -----           -----           -----           -----
  Distributions from capital gains ($)                --           (0.85)          (2.61)          (0.37)             --
                                                   -----           -----           -----           -----           -----
 Total distributions ($)                              --           (0.85)          (2.61)          (0.37)             --
                                                   -----           -----           -----           -----           -----
 Net asset value, end of year ($)                  11.33           15.53            8.86           11.01           16.08
                                                   =====           =====           =====           =====           =====
 Total return (%)(b)                               16.92           48.00          (29.97)          29.10           46.05

 Ratios/Supplemental Data
 =============================================================================================================================
 Net assets at end of year ($ thousands)          19,791          34,446          30,858          31,384          53,600

 Expense ratio (%)*                                 1.35            1.35            1.35            1.37            1.38

 Expense ratio after expense reductions (%)*        1.35            1.35            1.35            1.35            1.37

 Ratio of net investment loss
 to average net assets (%)*                        (0.96)          (0.64)          (0.45)          (0.75)          (0.90)

 Portfolio turnover rate (%)                      155.85          273.33           98.30           93.38          218.99

 *Reflects voluntary reduction of
  expenses per share of these amounts ($)           0.04            0.04            0.02            0.05            0.04

                                                                                          Class B(1)
                                                                                ====================================
                                                                                  Years ended September 30
                                                                                ------------------------------------
Per Share Data                                                                   1999(a)(c)          2000(a)
====================================================================================================================
 Net asset value, beginning of year ($)                                            10.22              10.46
                                                                                   -----              -----
  Net investment loss ($)*                                                         (0.12)             (0.24)

  Net realized and unrealized gain
  on investments ($)                                                                0.36               4.95
                                                                                   -----              -----
 Total from investment operations ($)                                               0.24               4.71
                                                                                   -----              -----
 Net asset value, end of year ($)                                                  10.46              15.17
                                                                                   =====              =====
 Total return (%)(b)                                                                2.35(d)           45.03

 Ratios/Supplemental Data
 ===================================================================================================================
 Net assets at end of year ($ thousands)                                           3,767             16,554

 Expense ratio (%)*                                                                 2.12(e)            2.11

 Expense ratio after expense reductions (%)*                                        2.10(e)            2.10

 Ratio of net investment loss to average net assets (%)*                           (1.59)(e)          (1.59)

 Portfolio turnover rate (%)                                                       93.38             218.99

 *Reflects voluntary reduction of expenses per share of these amounts ($)           0.05               0.03

The text and notes are an integral part of the financial statements.


20 State Street Research Emerging Growth Fund

                                                                                  Class B
                                                  =============================================================================
                                                                          Years ended September 30
                                                  -----------------------------------------------------------------------------
Per Share Data                                    1996(a)         1997(a)         1998(a)         1999(a)         2000(a)
===============================================================================================================================
 Net asset value, beginning of year ($)             9.58           11.11           15.09            8.48           10.46
                                                   -----           -----           -----           -----           -----
  Net investment loss ($)*                         (0.17)          (0.16)          (0.14)          (0.15)          (0.24)

  Net realized and unrealized gain (loss)
  on investments ($)                                1.70            4.99           (3.86)           2.50            4.94
                                                   -----           -----           -----           -----           -----
 Total from investment operations ($)               1.53            4.83           (4.00)           2.35            4.70
                                                   -----           -----           -----           -----           -----
  Distributions from capital gains ($)                --           (0.85)          (2.61)          (0.37)             --
                                                   -----           -----           -----           -----           -----
 Total distributions ($)                              --           (0.85)          (2.61)          (0.37)             --
                                                   -----           -----           -----           -----           -----
 Net asset value, end of year ($)                  11.11           15.09            8.48           10.46           15.16
                                                   =====           =====           =====           =====           =====
 Total return (%)(b)                               15.97           46.91          (30.56)          28.37           44.93

 Ratios/Supplemental Data
 ==============================================================================================================================
 Net assets at end of year ($ thousands)          23,656          40,512          46,315          44,377          65,496

 Expense ratio (%)*                                 2.10            2.10            2.10            2.12            2.11

 Expense ratio after expense reductions (%)*        2.10            2.10            2.10            2.10            2.10

 Ratio of net investment loss
 to average net assets (%)*                        (1.71)          (1.40)          (1.20)          (1.50)          (1.64)

 Portfolio turnover rate (%)                      155.85          273.33           98.30           93.38          218.99

 *Reflects voluntary reduction of
  expenses per share of these amounts ($)           0.04            0.03            0.02            0.05            0.03

                                                                                  Class C
                                                  =============================================================================
                                                                         Years ended September 30
                                                  -----------------------------------------------------------------------------
Per Share Data                                    1996(a)         1997(a)         1998(a)         1999(a)         2000(a)
===============================================================================================================================
 Net asset value, beginning of year ($)             9.58           11.10           15.10            8.49           10.46
                                                   -----           -----           -----           -----           -----
  Net investment loss ($)*                         (0.16)          (0.16)          (0.14)          (0.15)          (0.24)

  Net realized and unrealized gain (loss)
  on investments                                    1.68            5.01           (3.86)           2.49            4.95
                                                   -----           -----           -----           -----           -----
 Total from investment operations ($)               1.52            4.85           (4.00)           2.34            4.71
                                                   -----           -----           -----           -----           -----
  Distributions from capital gains ($)                --           (0.85)          (2.61)          (0.37)             --
                                                   -----           -----           -----           -----           -----
 Total distributions ($)                              --           (0.85)          (2.61)          (0.37)             --
                                                   -----           -----           -----           -----           -----
 Net asset value, end of year ($)                  11.10           15.10            8.49           10.46           15.17
                                                   =====           =====           =====           =====           =====
 Total return (%)(b)                               15.87           47.15          (30.52)          28.21           45.03

 Ratios/Supplemental Data
 ==============================================================================================================================
 Net assets at end of year ($ thousands)           4,503           7,460           7,012           6,545           9,082

 Expense ratio (%)*                                 2.10            2.10            2.10            2.12            2.11

 Expense ratio after expense reductions (%)*        2.10            2.10            2.10            2.10            2.10

 Ratio of net investment loss
 to average net assets (%)*                        (1.71)          (1.41)          (1.20)          (1.50)          (1.63)

 Portfolio turnover rate (%)                      155.85          273.33           98.30           93.38          218.99

 *Reflects voluntary reduction of
  expenses per share of these amounts ($)           0.04            0.03            0.02            0.05            0.03

(a)   Per-share figures have been calculated using the average shares method.

(b)   Does not reflect any front-end or contingent deferred sales charges.

(c)   January 1, 1999 (commencement of share class) to September 30, 1999.

(d)   Not annualized.

(e)   Annualized.

            The text and notes are an integral part of the financial statements.

Financial Highlights CONTINUED
--------------------------------------------------------------------------------

                                                                                 Class S
                                                  =============================================================================
                                                                         Years ended September 30
                                                  -----------------------------------------------------------------------------
Per Share Data                                    1996(a)         1997(a)         1998(a)         1999(a)         2000(a)
===============================================================================================================================
 Net asset value, beginning of year ($)             9.77           11.44           15.73            9.02           11.26
                                                   -----           -----           -----           -----           -----
  Net investment loss ($)*                         (0.07)          (0.04)          (0.02)          (0.05)          (0.10)

  Net realized and unrealized gain (loss)
  on investments                                    1.74            5.18           (4.08)           2.66            5.32
                                                   -----           -----           -----           -----           -----
 Total from investment operations ($)               1.67            5.14           (4.10)           2.61            5.22
                                                   -----           -----           -----           -----           -----
  Distributions from capital gains ($)                --           (0.85)          (2.61)          (0.37)             --
                                                   -----           -----           -----           -----           -----
 Total distributions ($)                              --           (0.85)          (2.61)          (0.37)             --
                                                   -----           -----           -----           -----           -----
 Net asset value, end of year ($)                  11.44           15.73            9.02           11.26           16.48
                                                   =====           =====           =====           =====           =====
 Total return (%)(b)                               17.09           48.34          (29.83)          29.59           46.36

 Ratios/Supplemental Data
 ==============================================================================================================================
 Net assets at end of year ($ thousands)          13,311           7,008           4,958           6,432           8,744

 Expense ratio (%)*                                 1.10            1.10            1.10            1.12          218.99

 Expense ratio after expense reductions (%)*        1.10            1.10            1.10            1.10            1.10

 Ratio of net investment loss
 to average net assets (%)*                        (0.71)          (0.39)          (0.19)          (0.51)          (0.64)

 Portfolio turnover rate (%)                      155.85          273.33           98.30           93.38          219.00

 *Reflects voluntary reduction of
  expenses per share of these amounts ($)           0.04            0.03            0.02            0.05            0.04

(a)   Per-share figures have been calculated using the average shares method.

(b)   Does not reflect any front-end or contingent deferred sales charges.

The text and notes are an integral part of the financial statements.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of State Street Research
Capital Trust and the Shareholders of
State Street Research Emerging Growth Fund:

In our opinion, the accompanying statement of assets and liabilities--including the portfolio holdings--and the related statements of operations and of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of State Street Research Emerging Growth Fund (a series of State Street Research Capital Trust, hereafter referred to as the "Trust") at September 30, 2000, and the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining--on a test basis--evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 15, 2000


22 State Street Research Emerging Growth Fund

Board of Trustees

Richard S. Davis
Chairman of the Board,
President, Chief Executive Officer and Director,
State Street Research & Management Company

Bruce R. Bond
Former Chairman of the Board,
Chief Executive Officer and President,
PictureTel Corporation

Steve A. Garban
Former Senior Vice President
for Finance and Operations and Treasurer, The Pennsylvania State University

Dean O. Morton
Former Executive Vice President,
Chief Operating Officer and Director,
Hewlett-Packard Company

Susan M. Phillips
Dean, School of Business and Public Management,
George Washington University; former Member of the
Board of Governors of the Federal Reserve System and
Chairman and Commissioner of the Commodity Futures
Trading Commission

Toby Rosenblatt
President, Founders Investments Ltd.
President, The Glen Ellen Company

Michael S. Scott Morton
Jay W. Forrester Professor of Management,
Sloan School of Management,
Massachusetts Institute of Technology

[LOGO] STATE STREET RESEARCH
One Financial Center o Boston, MA 02111

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Contact Information for
INVESTOR SERVICES
--------------------------------------------------------------------------------

New accounts, mutual fund purchases, exchanges and account information

[INTERNET] internet
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For 24-hour
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OverView
--------------------------------------
For more information on the products
and services mentioned in OverView,
our shareholder newsletter, visit our
Web site at www.statestreetresearch.com


State Street Research
        FYI
--------------------------------------------------------------------------------
Did you know that you can give a State Street Research mutual fund as a gift? Call a service center representative at 1-87-SSR-FUNDS (1-877-773-8637), Monday through Friday, 8am - 6pm Eastern Time, to learn more.

---------------------------
           [LOGO]
           DALBAR
   HONORS COMMITMENT TO:
         INVESTORS
            1999
---------------------------
 for Excellence in Service

(1)   Formerly State Street Research Capital Fund.
(2) An investment in the State Street Research Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
      --------------------------------------------------------------------------

      This report must be accompanied or preceded by a current State Street Research Aurora Fund prospectus. When used after December 31, 2000 this report must be accompanied by a current Quarterly Performance Update.

      To obtain a prospectus of any State Street Research fund call 1-87-SSR-FUNDS (1-877-773-8637). The prospectus contains more complete information, including sales charges and expenses. Please read the prospectus carefully before investing or sending money.

      The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.

State Street Research
Spectrum of Funds
--------------------------------------------------------------------------------

       Income                      Growth & Income                       Growth
--------------------------------------------------------------------------------------------------
CONSERVATIVE                                                                            AGGRESSIVE
--------------------------------------------------------------------------------------------------

High Income Fund              Argo Fund                          Global Resources Fund
Strategic Income Fund         Investment Trust                   Emerging Growth Fund
New York Tax-Free Fund        Alpha Fund                         Health Sciences Fund
Tax-Exempt Fund               Strategic Growth & Income Fund     Mid-Cap Growth Fund(1)
Government Income Fund        Strategic Income Plus Fund         Aurora Fund
Money Market Fund(2)                                             Concentrated International Fund
                                                                 International Equity Fund
                                                                 Concentrated Growth Fund
                                                                 Growth Fund
                                                                 Galileo Fund
                                                                 Legacy Fund

(C) 2000 State Street Research Investment Services, Inc.,
    One Financial Center, Boston, MA 02111

Control Number:(exp1101)SSR-LD                                      EM-2656-1100

[LOGO] STATE STREET RESEARCH

Aurora Fund
--------------------------------------------------------------------------------
                          Annual Report to Shareholders
                          September 30, 2000

In this Report
                     Does Asset Allocation Still Make Sense?

                                    [GRAPHIC]

                           plus

                              U.S. Economy Glides to a Slower Pace
                              Valuation and the Stock Market
                              Fund Portfolio and Financials

--------------------------------------------------------------------------------

    Contents

 2  12 Month Review
    A look at the fund and its market
    environment over the past 12 months

 6  Performance in Perspective
    The most recent performance in
    context of the fund's track record

 8  The Fund in Detail
    Portfolio holdings, financials and notes

--------------------------------------------------------------------------------

Introducing
our new president

We are pleased to announce that Richard "Dick" S. Davis has joined State Street Research & Management Company as President and Chief Executive Officer. Dick comes to his new position from our parent company, MetLife, where he has served as senior vice president of fixed income investments and was responsible for the firm's $110 billion fixed income portfolio.

[PHOTO]

Richard S. Davis

Dick began his professional investment career 30 years ago at First Boston Corporation. He spent eight years at J.P. Morgan Investment Management and J.P. Morgan Securities, where he held positions in global fixed income sales management, client sales and service, risk management and product development. Dick holds a BA from Georgetown University and an MBA from Columbia University.

We are delighted to welcome a new leader with such an exceptional track record and outstanding business acumen, and we look forward to hearing from Dick in the months ahead.


[GRAPHIC]
--------------------------------------------------------------------------------
12 MONTH REVIEW Management's Discussion of Fund Performance Part 1
--------------------------------------------------------------------------------

How State Street Research
Aurora Fund Performed

State Street Research Aurora Fund delivered strong performance as a result of astute stock-picking combined with a more favorable environment for value stocks during the year. The fund returned 53.45% for the 12-month period ended September 30, 2000.(1) That was significantly better than both the Russell 2000 Value Index,(2) which returned 15.36% over the same period, as well as the Lipper Small-Cap Value Funds Average, which returned 20.66%.

Reasons for the Fund's
Outstanding Performance

The fund's emphasis on old economy companies with growing sales and profits and strong free cash flow generation helped the fund achieve its strong gains. Investments in health care generated the best returns, along with financial services, producer durables and utilities. Technology investments were a drag on performance. Consumer discretionary stocks also posted negative returns. But keep in mind that the fund's sector weightings are a by-product of bottom-up stock selection and not an indication of deliberate sector strategies during the period.

Looking Ahead

We believe the economy is slowing but healthy despite rising energy and labor costs. In that environment, we will continue to invest in companies with strong underlying business fundamentals. We continue to look for companies with strong franchises, high quality management and multiple ways to achieve growth. With attractive fundamentals and valuations, we believe the environment continues to favor small-cap stocks.

  Class A Shares(1)

     [UP ARROW]

       53.45%

  "With attractive
    fundamentals
   and valuations,
   we believe the
environment continues
      to favor
 small-cap stocks."

       [PHOTO]

   Rudolph Kluiber
 Portfolio Manager,
State Street Research
     Aurora Fund

    Russell 2000
   Value Index(2)

     [UP ARROW]

       15.36%

More Management's Discussion of Fund Performance on pages 6 and 7.

Because financial markets and mutual fund strategies are constantly evolving, it's possible that the fund's holdings, market stance, outlook for various industries or securities, and other matters discussed in this report have changed since this information was prepared. Portfolio changes should not be considered recommendations for action by individual investors.


2 State Street Research Aurora Fund

[GRAPHIC] The Fund at a Glance as of 9/30/00

State Street Research Aurora Fund: a stock fund with a value approach to small-cap investing.

Ranger Oil

An oil and natural gas exploration and production company, Ranger Oil was one of the fund's most profitable positions and one of the largest sales for the quarter. Ranger Oil was taken over by Canadian Natural Resources Limited, a company that, with the acquisition, is beyond the fund's capitalization range.

[GRAPHIC]

Hits & Misses

[GRAPHIC]

Lear
Borg-Warner

These auto parts makers were weak performers during the third quarter, the result of recession fears and concerns that competitive services on the Internet could hurt profit margins. However, we continue to own the stocks because of their attractive valuations relative to future business prospects.

--------------------------------------------------------------------------------
Total Net Assets: $1.1 billion

--------------------------------------------------------------------------------
Top 10 Holdings

     Issuer/Security        % of fund assets

(1)  Borg-Warner Automotive             2.9%

(2)  Harrah's Entertainment             2.9%

(3)  Coherent                           2.2%

(4)  Ace                                2.1%

(5)  International Game Technology      2.0%

(6)  Hollinger International            1.9%

(7)  Anchor Gaming                      1.9%

(8)  Lear                               1.8%

(9)  Bell & Howell                      1.7%

(10) Simpson                            1.6%

     Total                             21.0%

See page 11 for more details.

--------------------------------------------------------------------------------
Performance: Class A

Fund Average Annual Total Returns
as of 9/30/00 (at maximum applicable sales charge)(3,4,5)

                       Life of Fund
  1 Year    5 Years      (2/13/95)
-----------------------------------
  44.62%    27.21%        27.21%

Fund Average Annual Total Returns
as of 9/30/00 (does not reflect sales charge)(1,3,5)

                       Life of Fund
  1 Year    5 Years      (2/13/95)
-----------------------------------
  53.45%    28.73%        28.56%

See pages 6 and 7 for data on other share classes.

Russell 2000 Value Index
as of 9/30/00(2)

                       Life of Fund
  1 Year    5 Years      (2/13/95)
-----------------------------------
  15.36%    11.50%        13.90%

--------------------------------------------------------------------------------
Top 5 Industries
% of fund assets

September 30, 1999

Miscellaneous Materials & Processing       7.9%

Automotive Parts                           7.3%

Chemicals                                  6.0%

Electronics                                4.2%

Real Estate Investment Trusts              3.9%

September 30, 2000

Casinos/Gambling Hotel/Motel               9.4%

Automotive Parts                           7.4%

Insurance                                  5.2%

Oil and Gas Producers                      5.0%

Electronics                                4.8%

--------------------------------------------------------------------------------
Ticker Symbols

State Street Research Aurora Fund

Class A: SSRAX Class B(1): SSRPX Class B: SSRBX Class C: SSRDX Class S: SSRCX*

--------------------------------------------------------------------------------
1     Does not reflect sales charge.

2 The Russell 2000 Value Index contains only those stocks within the complete Russell 2000 Index (a small company index) that show below average growth. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

3 Keep in mind that past performance is no guarantee of future results. The fund's share price and return will fluctuate and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value.

4     Performance reflects a maximum 5.75% Class A front-end sales charge.

5 Performance results for the fund are increased by the voluntary reduction of fund fees and expenses; without subsidization performance would have been lower.

*     Proposed.

[GRAPHIC]

--------------------------------------------------------------------------------
The Way We Think
--------------------------------------------------------------------------------

Does Asset Allocation Still Make Sense?

It was probably one of the first lessons you learned about investing: don't put all your eggs in one basket. Yet, over the past three years, if you had put all your eggs in a big-growth technology basket, you could have hatched some oversized returns. What does that say about the age-old notion that you should divide your investment dollars among stocks, bonds and cash? That you should keep some money invested in value as well as growth, in defensive as well as aggressive stocks, and in small and mid caps as well as large caps?

If you did any--or all--of the above, your investment returns may not have measured up to the performance of "big growth," and you may feel that asset allocation let you down. But asset allocation isn't supposed to generate the highest possible returns. It's a risk moderator, not a performance buster. Here's how it can help:

Trends Fade

History shows that when investors load up their portfolios with "the next best thing," it's easy to get burned. Remember the glory days of Polaroid and Xerox? Maybe not. But that's the point. Both were "glamour" technology stocks of the 1960s, and neither regained its momentum after the bear market of the 1970s. And gold?

When it skyrocketed in the mid-1970s, some people poured their life savings into the sector before prices were cut in half. In the 1990s, there was a long list of "phenomenon" investments: biotechnology, emerging markets and most recently the Internet. If you diversify, you can get exposure to these sectors in moderation as well as some downside protection when the market turns against them. That strategy would have paid off handsomely this year as some of last year's high fliers, such as wireless and the Internet, have come down to earth, while stodgy groups such as energy, financials and health care have moved ahead.

U.S. Economy Glides to a Slower Pace

With interest rates on hold since May, it appears that the Federal Reserve has managed to orchestrate a slowdown of the U.S. economy without harsh effects on consumers, workers or the markets. As a result, the Fed has let rates stand in its past two meetings. However, it continues to warn that it is not entirely satisfied with the relatively high spending and rising prices in some sectors of the economy, both of which could threaten higher inflation. Third quarter gross domestic product (the nation's total output of goods and services) was significantly lower than second quarter, 2.7% versus 5.6%.

More Share in Good Times

Prosperity has broadened its reach across the income spectrum. Poverty dropped to a 20-year low last year. Real median household income rose to a record high of $40,800 as personal income, in general, continued to climb. Consumer confidence also remained high, which was somewhat surprising in light of soaring energy prices. Most consumers are feeling the pinch at the pumps and see the price hikes reflected in their utility bills. Yet, there is little evidence that higher energy prices have filtered through to the broader economy. What's more, inflation remained tame--though higher than a year ago--at 3.5%.

Financial Markets Reflect Uncertainty

The uneven performance by the U.S. stock market in the final quarter had less to do with the economy than a string of disappointing announcements about sales and earnings from new economy market leader Intel as well as some old stalwarts such as Gillette, Procter & Gamble and Kodak. Yet, gains for the year were strong. The S&P 500 returned 13.3% while the technology-heavy Nasdaq was up 34.0%. Mid-cap value stocks gained ground against large caps. Long-term U.S. Treasury bonds were helped by optimism about the economic slowdown plus a federal buyback of bonds. Foreign markets were generally disappointing. Canada was the bright spot on the globe, as energy and telecommunication companies have brought its stock market to life.

--------------------------------------------------------------------------------
                             Key Indicators Point to
                                  Slower Growth

New home sales [DOWN ARROW] fell 3.0%
Retail sales growth slowed [DOWN ARROW] from 6.5% to 3.5%
Corporate profit growth slowed [DOWN ARROW] from 4.8% to 3.0%
Jobless rate held steady at [LEFT AND RIGHT ARROWS] 4.0%

                             But Pockets of Strength
                                Keep Fed on Vigil

Consumer spending [UP ARROW] 4.5%
Consumer Price Index [UP ARROW] 3.5%
Personal income [UP ARROW] 4.0%
--------------------------------------------------------------------------------
                                 U.S. Department of Commerce. Third Quarter 2000


4 State Street Research Aurora Fund

[GRAPHIC]

Cycles Shift

Sometimes groups of stocks charge ahead because they offer something new--like the Internet. But one of the strongest forces in the stock market is valuation [see sidebar, on this page]: the measure of a stock's worth relative to the market as a whole or to its industry group. History shows that valuation shifts over time, and the markets follow. When investors believe that a company or an industry is capable of generating superior profits for an extended period of time, they bid up its stock price on that expectation. But investors find it difficult to stop on a dime and tend to overdo a move in either direction. As investors move a stock's price higher, it can become overvalued. If profit growth slows, even a little, it can cause investors to rethink the price they are willing to pay. Then, a stock's price may fall to the point where it becomes undervalued.

--------------------------------------------------------------------------------
                         The Next Best Investment Thing?
                        TOP-PERFORMING EQUITY INVESTMENTS
                                    1990-1999
--------------------------------------------------------------------------------
1990              Growth       Large cap         Biotechnology

1991              Growth       Small cap         Biotechnology

1992              Value        Small cap         Financials

1993              Growth       Small cap         Gold

1994              Growth       Small cap         Health Care

1995              Growth       Large cap         Technology

1996              Value        Mid cap           Energy

1997              Growth       Large cap         Financials

1998              Growth       Large cap         Wireless Communications

1999              Growth       Large cap         Technology

2000 ytd*         Value        Mid cap            Energy

Sources: Ibbotson, Frank Russell & Co., Standard &Poor's.
--------------------------------------------------------------------------------

This perfectly normal movement of the markets accounts for the fact that over time, different types of stocks have captured the limelight [see table above]. It's impossible to guess which group is going to emerge as a winner in any given year. The next best thing is to divide your investments so that you are there when the cycle takes off. You don't have to worry about when to get out, because rebalancing (the process of trimming your winners and adding to your losers to keep your asset proportions constant) will help you maintain the amount of risk that's right for you.

Dig Out of Diversification Deficit

Of course, rebalancing is also one of the hardest investment moves to make--it feels counterintuitive to lighten up on the very investments that have helped you and add to the ones that have disappointed. But if you started with a portfolio divided 60/40 between stocks and bonds* at the beginning of 1997, your mix would have shifted to 72/28 by the end of 1999. That would have given you higher returns, but it also would have exposed you to a higher level of risk than you started with.

There are two ways to rebalance: you can sell some of your top-performers and add to your laggards, or you can direct your new investment dollars to the portion of your portfolio that's fallen behind until you're back to your original mix. If you're rebalancing a retirement account, you can take the first approach with no tax consequences. In a taxable account, the second approach may be more attractive because it will help you avoid taxable exchanges.

Think of asset allocation as a hedge against the market's changeability: You may accept slightly lower performance when the market is dominated by a single sector, but when the next "next best" investment comes along, diversification will help keep your portfolio steady.

--------------------------------------------------------------------------------

A Closer Look [GRAPHIC]

Valuation and the stock market

Unlike items at the mall, where prices are clearly marked, a stock's price can change second by second, depending on what the next buyer is willing to pay and what the next seller is willing to accept. So how can investors figure whether they are paying too much or getting a bargain?

Investment professionals use a variety of measures to get at a stock's value, most of which involve comparing them to stocks with similar characteristics or to historical measures that set a standard for a company's industry. For example, Rudy Kluiber, portfolio manager of State Street Research Aurora Fund, uses a measure that he thinks works well with the kind of small industrial companies he focuses on. First, he estimates a company's buy-out value, i.e. what he figures private investors would be willing to pay for the company if it were put up for sale--buildings and equipment, as well as future profits less debts. Then, he divides that figure by the company's earnings, before certain items are subtracted from them, to come up with a ratio that helps him determine whether the company is value priced.

Of course, valuation is only one factor in Kluiber's decision to buy or sell a stock. "I am always looking for multiple ways to win," says Kluiber, who logged more than 100,000 miles last year talking to companies and visiting with management face-to-face.

--------------------------------------------------------------------------------

* Based on the S&P 500 and the Lehman Aggregate Bond Index, 1997-1999.

[GRAPHIC]
--------------------------------------------------------------------------------
PERFORMANCE IN PERSPECTIVE Management's Discussion of Fund Performance Part 2
--------------------------------------------------------------------------------

Performance Figures as of September 30, 2000

These two pages focus on the fund's long-term track record. While a mutual fund's past performance is never a guarantee of future results, long-term returns can serve as an important context for evaluating recent performance. Three ways of measuring long-term performance are cumulative returns, average annual returns, and the change in dollar value of a given investment over time. Information about these measures follows, while the share class boxes contain the results of these measures for each share class.

Cumulative Total Return

This represents the total percentage you would have earned or lost if you had invested a lump sum in the fund and left it there until the end of the period indicated. Performance would be lower if sales charges were reflected.

Average Annual Total Return

Average annual total return percentage is the rate you would have had to earn during each year of a given time period--say, five years--in order to end up with the fund's actual cumulative return for those five years.In reality, of course, fund performance varies from year to year. Because of this, a fund's actual performance for a given year may be higher or lower than an average annual performance figure.

$10,000 Over Life of Fund

This example is similar to cumulative total return, but uses dollars rather than percentages, and assumes that the lump sum you invested was $10,000. It also compares fund performance to the performance of a market index.

--------------------------------------------------------------------------------
Class A Front Load

o Initial sales charge of 5.75% or less, with lower sales charges for larger investments (see a prospectus for details)

o Lower annual expenses than Class B(1) or Class C shares because of lower service/distribution (12b-1) fee of 0.30%

                                                    Life of Fund
Cumulative Total Return        1 Year    5 Years      (2/13/95)
                             -----------------------------------
(does not reflect              53.45%    253.46%       311.94%
sales charge)

                                                    Life of Fund
Average Annual Total Return    1 Year    5 Years      (2/13/95)
                             ------------------------------------
(at maximum applicable         44.62%    27.21%        27.21%
sales charge)

[The following information was depicted as a line graph in the printed material.]

$10,000 Over Life of Fund

       Class A   S & P 500    Russell 2000 Value Index

"95"    10984      12425             12075
"96"    15776      14950             13703
"97"    27245      20994             19547
"98"    20591      22900             17047
"99"    25302      29263             18041
"00"    38826      33146             20811
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B(1) Back Load for accounts opened after 1/1/99

o     No initial sales charge

o     Deferred sales charge of 5% or less on shares you sell within six years

o     Annual service/distribution (12b-1) fee of 1.00%

o Automatic conversion to Class A shares after eight years, reducing future annual expenses

                                                    Life of Fund
Cumulative Total Return        1 Year    5 Years      (2/13/95)
                             -----------------------------------
(does not reflect              52.37%    240.23%       294.74%
sales charge)

                                                    Life of Fund
Average Annual Total Return    1 Year    5 Years      (2/13/95)
                             -----------------------------------
(at maximum applicable         47.37%    27.60%        27.53%
sales charge)

[The following information was depicted as a line graph in the printed material.]

$10,000 Over Life of Fund

       Class B(1)     S & P 500   Russell 2000 Value Index
"95"    11602           12425            12075
"96"    16535           14950            13703
"97"    28332           20994            19547
"98"    21253           22900            17047
"99"    25907           29263            18041
"00"    39374           33146            20811
--------------------------------------------------------------------------------

6 State Street Research Aurora Fund

--------------------------------------------------------------------------------
Class B Back Load for accounts opened before 1/1/99

o     No initial sales charge

o     Deferred sales charge of 5% or less on shares you sell within five years

o     Annual service/distribution (12b-1) fee of 1.00%

o Automatic conversion to Class A shares after eight years, reducing future annual expenses

                                                    Life of Fund
Cumulative Total Return        1 Year    5 Years      (2/13/95)
                             -----------------------------------
(does not reflect              52.37%    240.23%       294.74%
sales charge)

                                                    Life of Fund
Average Annual Total Return    1 Year    5 Years      (2/13/95)
                             -----------------------------------
(at maximum applicable         47.37%    27.60%        27.59%
sales charge)

[The following information was depicted as a line graph in the printed material.]

$10,000 Over Life of Fund

       Class B        S & P 500    Russell 2000 Value Index

"95"    11602           12425            12075
"96"    16535           14950            13703
"97"    28332           20994            19547
"98"    21253           22900            17047
"99"    25907           29263            18041
"00"    39474           33146            20811
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Level Load

o     No initial sales charge

o Deferred sales charge of 1%, paid if you sell shares within one year of purchase

o     Lower deferred sales charge than Class B(1) shares

o     Annual service/distribution (12b-1) fee of 1.00%

o No conversion to Class A shares after eight years, so annual expenses do not decrease

                                                    Life of Fund
Cumulative Total Return        1 Year    5 Years      (2/13/95)
                             -----------------------------------
(does not reflect              52.37%    240.23%       294.74%
sales charge)

                                                    Life of Fund
Average Annual Total Return    1 Year    5 Years      (2/13/95)
                             -----------------------------------
(at maximum applicable         51.37%    27.75%        27.59%
sales charge)

[The following information was depicted as a line graph in the printed material.]

$10,000 Over Life of Fund

       Class C        S & P 500     Russell 2000 Value Index

"95"    11602           12425            12075
"96"    16535           14950            13703
"97"    28318           20994            19547
"98"    21239           22900            17047
"99"    25907           29263            18041
"00"    39374           33146            20811
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class S Special Programs

o Available through certain retirement accounts, advisory accounts of the investment manager and other programs that usually involve special conditions and separate fees (see a prospectus for details)

o     No sales charges of any kind

o No service/distribution (12b-1) fees; annual expenses are lower than for other share classes

                                                    Life of Fund
Cumulative Total Return        1 Year    5 Years      (2/13/95)
                             -----------------------------------
(does not reflect              54.32%    258.94%       319.08%
sales charge)

                                                    Life of Fund
Average Annual Total Return    1 Year    5 Years      (2/13/95)
                             -----------------------------------
(at maximum applicable         54.32%    29.12%        28.95%
sales charge)

[The following information was depicted as a line graph in the printed material.]

$10,000 Over Life of Fund

       Class S        S & P 500     Russell 2000 Value Index

"95"    11675           12425              12075
"96"    16806           14950              13703
"97"    29092           20994              19547
"98"    22042           22900              17047
"99"    27157           29263              18041
"00"    41908           33146              20811

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A Closer Look [GRAPHIC]

12b-1 fees

12b-1 fees are named after the SEC rule that permits them.

The fund pays 12b-1 fees to cover service and distribution costs. The fees cover personal services and the maintenance of shareholder accounts. The fees also cover selling and marketing expenditures for the sale of fund shares.

The fund pays 12b-1 fees out of its assets, so shareholders see them as an indirect charge rather than a direct charge.

--------------------------------------------------------------------------------
All of the performance figures on these pages assume reinvestment of dividends and distributions.

The average annual total returns for the fund also include the effects of any fees and sales charges that would apply for each share class.

The S&P 500 (officially, the "S&P 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

The Russell 2000 Value Index contains only those stocks within the complete Russell 2000Index (a small company index) that show below average growth. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

Keep in mind that past performance is no guarantee of future results. The fund's share price and return will fluctuate and you may have a gain or loss when you sell your shares.

Performance for Class B(1) reflects Class B performance through December 31, 1998. Class B(1) was introduced January 1, 1999.

[GRAPHIC]
--------------------------------------------------------------------------------
THE FUND IN DETAIL
--------------------------------------------------------------------------------

The following pages describe the fund in detail as of the date of this report. They provide a "snapshot" of the fund's holdings at one moment in time (the report date), describe the financial dimensions of its operations for the past fiscal year, and give a summary of operations on a per-share basis for the past five fiscal years. There's also an overview of the fund and its business structure, as well as information on the accounting policies the fund uses in arriving at the figures it presents here.

[PHOTO]

Together, the words and numbers in this section offer a comprehensive picture of the fund and its recent activities. In fact, the text and notes on pages 9 to 24 are an integral part of the financial statements, which wouldn't be complete without them.

For more information about the fund's strategies, risks and expenses, check the fund's prospectus; you'll need to read it before making any investments. The prospectus also has more details on the fund's share classes and its policies for shareholder accounts. To get a copy of any State Street Research prospectus, see the back cover of this report.

Keep in mind that in annual reports, the portfolio holdings and financial statements are audited, while in semiannual reports they are unaudited.


8 State Street Research Aurora Fund

About the Fund
--------------------------------------------------------------------------------

Business structure

State Street Research Aurora Fund is a mutual fund that allows shareholders to pool their assets for investment in a portfolio of securities. This fund is a series of State Street Research Capital Trust, a Massachusetts business trust, and is an open-end management investment company.

Four entities administer the fund's main business functions:

o The board of trustees oversees the fund with its shareholders' interests in mind and have ultimate responsibility for the fund's activities (see back pages of report for trustee information).

o The investment manager, State Street Research & Management Company, is responsible for the fund's investment and business activities and receives the management fee as compensation.

o The distributor, State Street Research Investment Services, Inc., sells shares of the fund, handles investor inquiries and transaction orders and provides other shareholder services.

o The custodian, State Street Bank and Trust Company, holds fund securities, provides data on their market value, and handles related services.

The investment manager and the distributor are subsidiaries of MetLife, Inc. State Street Bank and Trust Company is not affiliated with MetLife (the similarity between its name and the names of the investment manager and distributor is coincidental). A majority of the trustees consists of people who are not affiliated with MetLife or any of its subsidiaries. The distributor pays a portion of its fees to MetLife for services it provides, including maintaining the accounts of some investors who hold shares through their firm's employee benefit plans and other sponsored arrangements.

Goal and strategy

The fund seeks to provide high total return, consisting principally of capital appreciation, by investing primarily in small company value stocks.

Share classes

The fund generally offers four share classes, each with its own sales charge and expense structure. The fund also offers an additional class of shares (Class B) but only to current Class B shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of other State Street Research funds.

Class A shares are subject to an initial sales charge of up to 5.75%. From October 1, 1999 to April 30, 2000 Class A shares paid a service fee equal to 0.25% of average daily net assets. Beginning May 1, 2000, Class A shares pay an annual service and distribution fee equal to 0.30% of average daily net assets. Class B(1) and Class B shares pay annual service and distribution fees of 1.00%. Class B(1) and Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B(1) and Class B shares are subject to a contingent deferred sales charge on certain redemptions made within six years and five years of purchase, respectively. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase, and also pay annual service and distribution fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of the investment manager, and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any service or distribution fees.

            The text and notes are an integral part of the financial statements.

The Fund's Accounting Policies
--------------------------------------------------------------------------------

In keeping with accounting principles generally accepted in the United States, the fund has used the following policies in preparing the portfolio holdings and financial statements in this report:

The fund values all portfolio securities as of the date of this report (or, if that day wasn't a business day, then the most recent business day). The fund uses the following methods for determining the values of various types of securities:

o Listed securities - The fund uses the price of the last sale on a national securities exchange that was quoted before the close of the New York Stock Exchange.

o Over-the-counter securities - The fund uses the closing prices quoted on the Nasdaq system. If a security hasn't traded that day, or if it is not quoted on the Nasdaq system, the value is set at halfway between the closing bid and asked quotations.

o Securities maturing within 60 days - The fund adjusts the value of these securities daily, moving them closer to the amount due on maturity as the maturity date approaches.

o Other securities - The fund prices these securities at fair value under procedures established and supervised by the trustees.

The fund accounts for each purchase and sale of portfolio securities on the trade date. In calculating realized gains or losses, the fund takes as its cost basis the identified cost of securities sold.

The fund records investment income from portfolio securities as follows:

o     Interest - The fund accrues interest daily as it earns it.

o     Cash dividends - The fund accrues these on the ex-dividend date.

The fund may seek additional income by lending portfolio securities to qualified institutions. The fund will receive cash or securities as collateral in the amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains or losses. If the borrower fails to return the securities and the collateral has declined in value, the fund could lose money. The fund accounts for income from the lending of its securities by including it in interest income.

The fund distributes its net earnings to its shareholders. The fund calculates these distributions using federal income tax regulations. As a result, they may be different than if the fund used generally accepted accounting principles. The fund distributes its earnings on the following schedule:

o Dividends from net investment income - The fund ordinarily declares and pays these annually, if any.

o Net realized capital gains - The fund distributes these annually, if any, and may make an additional distribution if tax regulations make it necessary.

If the fund has no earnings to distribute, it won't make a distribution.

The fund does not intend to pay federal income tax. This is because it has elected to be exempt from taxes under Subchapter M of the Internal Revenue Code, in part because it makes distributions as described above.

The fund pays expenses as follows:

o Expenses attributed to the fund - The fund pays these directly. Examples of these expenses include the management fee, transfer agent fee, custodian fee, and distribution and service fees.

o Expenses attributed to the trust of which the fund is a series - These expenses are divided up among all funds in the trust. Each fund pays a proportional share. Examples of these expenses include the legal fees and trustees' fees.

The fund has used certain estimates and assumptions in preparing this report. Although they are necessary in order to follow generally accepted accounting principles, these estimates and assumptions affect several key areas, including the reported amounts of assets and liabilities, and income and expenses. Actual results could differ from those estimates.

The text and notes are an integral part of the financial statements.


10 State Street Research Aurora Fund

Portfolio Holdings  September 30, 2000
--------------------------------------------------------------------------------

The listings that begin on this page detail the fund's investment holdings as of the report date. We have grouped the holdings by asset class and then by specific industry.

The solid colored circles (1) show the fund's ten largest holdings, with the number in the circle showing where the holding ranks in the top ten.

--------------------------------------------------------------------------------
Notes about specific elements of the financials are called out in boxes such as this.
--------------------------------------------------------------------------------

Key to symbols

*  Denotes a security which has not paid a dividend during the last year.

# Denotes an American Depositary Receipt, a form of ownership of foreign securities that is traded in the United States and denominated in U.S. dollars.

+ Denotes a Rule 144A restricted security, mean- ing that it trades only among certain qualified institutional buyers. As of the report date, the fund had 0.12% of net assets in Rule 144A securities.

                                                                    Market
Issuer                                                  Shares       Value
--------------------------------------------------------------------------------

Common Stocks 89.8% of net assets

Automobiles & Transportation 10.8% of net assets
--------------------------------------------------------------------------------

Air Transport 1.1%
Airnet Systems Inc.*                                   320,000    $1,460,000
America West Holdings Corp. Cl. B*                     481,200     5,864,625
Mesa Air Group, Inc.*                                  980,000     5,359,375
                                                                 -----------
                                                                  12,684,000
                                                                 -----------

Automotive Parts 7.4%
American Axle &
  Manufacturing Holdings Inc.*                         320,000     3,440,000
Borg-Warner Automotive Inc.                          1,007,600    33,376,750(1)
  Automotive Parts/Equipment
Dura Automotive Systems Inc.*                          407,800     3,765,778
Federal-Mogul Corp.                                     50,000       271,875
Lear Corp.*                                          1,009,500    20,757,844(8)
  Automotive Parts
Navistar International Corp.*                          125,100     3,745,181
Simpson Industries Inc.                              1,500,000    18,375,000(10)
  Automotive Parts
Stoneridge Inc.*                                        39,500       380,188
                                                                 -----------
                                                                  84,112,616
                                                                 -----------

Miscellaneous Transportation 0.3%
Grupo Aeroportuario del
  Sureste S.A. de C.V.*#                                70,800     1,075,275
OMI Corp.*                                             100,000       837,500
Tranz Rail Holdings Ltd.#                              215,000       940,625
                                                                 -----------
                                                                   2,853,400
                                                                 -----------

Railroad Equipment 1.3%
ABC-NACO Inc.*                                         510,000     2,677,500
Wabtec Corp.                                         1,170,000    11,846,250
                                                                 -----------
                                                                  14,523,750
                                                                 -----------

Railroads 0.3%
Genesee & Wyoming Inc. Cl. A*                          140,000     3,395,000
                                                                 -----------

Tires & Rubber 0.4%
Titan International Inc.                               842,800     4,846,100
                                                                 -----------
Total Automobiles & Transportation                               122,414,866
                                                                 -----------

Consumer Discretionary 20.1% of net assets
--------------------------------------------------------------------------------

Advertising Agencies 0.2%
HA-LO Industries, Inc.*                                130,000       520,000
Interep National Radio Sales, Inc. Cl. A*              380,000     1,187,500
                                                                 -----------
                                                                   1,707,500
                                                                 -----------

            The text and notes are an integral part of the financial statements.

Portfolio Holdings September 30, 2000 CONTINUED

                                                                    Market
Issuer                                                  Shares       Value
--------------------------------------------------------------------------------

Casinos/Gambling, Hotel/Motel 9.4%
Anchor Gaming*                                         270,000    $21,481,875(7)
  Casinos/Gaming
Argosy Gaming Corp.*                                   825,400     14,960,375
Extended Stay America Inc.*                            100,000      1,325,000
Harrah's Entertainment Inc.*                         1,190,000     32,725,000(2)
  Casinos/Gambling
International Game Technology Inc.*                    657,200     22,098,350(5)
  Casinos Services
Mandalay Resort Group*                                 400,000     10,250,000
MGM Grand Inc.                                         102,688      3,921,398
                                                                 ------------
                                                                  106,761,998
                                                                 ------------

Commercial Services 3.1%
Bell & Howell Co.*                                     880,000     19,250,000(9)
  Computer Software & Service
Evoke Communications Inc.*                              20,000        131,250
Exult Inc.*                                            115,000      1,588,438
Fairmarket Inc.*                                        22,000         71,500
FreeShop.com, Inc.*                                     70,000        196,875
Getty Images Inc.*                                      40,000      1,217,500
Hotel Reservations Network Inc. Cl. A*                  30,000      1,098,750
Iron Mountain Inc.*                                     47,300      1,750,100
LifeMinders, Inc.*                                      40,000        917,500
NCO Group Inc.*                                        260,000      3,087,500
Official Payments Corp.*                                70,000        567,656
Right Management Consultants Inc.*                     100,000      1,150,000
Ritchie Brothers Auctioneers Inc.*                      40,000        855,000
Six Flags Inc.*                                        180,000      2,790,000
Zap.com Corp.*                                           5,378          7,563
                                                                 ------------
                                                                   34,679,632
                                                                 ------------

Communications, Media & Entertainment 0.7%
Citadel Communications Corp.*                           50,000        850,000
Cox Radio, Inc. Cl. A*                                 230,000      4,010,625
Entravision Communications Corp.*                      130,000      2,258,750
Hearst Argyle Television Inc.*                          39,667        793,340
Regent Communications Inc.*                             10,000         55,625
Salem Communications Corp. Cl. A*                       40,000        507,500
                                                                 ------------
                                                                    8,475,840
                                                                 ------------

Consumer Products 0.1%
Bacou USA Inc.*                                         40,000      1,037,500
                                                                 ------------

Consumer Services 0.7%
Amerco*                                                165,000      3,227,812
Apollo Group Inc.*                                      20,800        423,800
Docent, Inc.                                             9,800        179,463
Dollar Thrifty Automotive Group, Inc.*                 200,000      3,950,000
                                                                 ------------
                                                                    7,781,075
                                                                 ------------

Household Furnishings 0.3%
Furniture Brands International, Inc.*                  170,000      2,826,250
Home Products International Inc.*                       30,000         46,875
                                                                 ------------
                                                                    2,873,125
                                                                 ------------

Leisure Time 1.6%
Championship Auto Racing Teams, Inc.*                  350,000      8,531,250
Head NV*                                               100,000        800,000
SCP Pool Corp.*                                         20,000        592,500
Steinway Musical Instruments Inc.*                     484,900      8,455,444
                                                                 ------------
                                                                   18,379,194
                                                                 ------------

Photography 0.1%
CPI Corp.                                               72,000      1,530,000
                                                                 ------------

Printing & Publishing 2.6%
A.H. Belo Corp. Cl. A                                  370,000      6,821,875
Hollinger International, Inc. Cl. A                  1,303,700     21,836,975(6)
  Publishing
Pulitzer Inc.*                                          24,200      1,039,390
                                                                 ------------
                                                                   29,698,240
                                                                 ------------

Retail 1.0%
BJ's Wholesale Club Inc.*                               40,000      1,365,000
Bradlees Inc.*                                         215,000        295,625
Consolidated Stores Corp.*                             240,000      3,240,000
Ross Stores, Inc.                                      210,000      3,018,750
Whitehall Jewellers Inc.*                              300,000      2,381,250
Wilsons The Leather Experts Inc.*                       63,000      1,137,937
                                                                 ------------
                                                                   11,438,562
                                                                 ------------

Textile Apparel Manufacturers 0.3%
Oshkosh B' Gosh, Inc. Cl. A                            203,400      3,095,494
                                                                 ------------
Total Consumer Discretionary                                      227,458,160
                                                                 ------------

Consumer Staples 2.0% of net assets
--------------------------------------------------------------------------------

Beverages 0.6%
Beringer Wine Estates Holdings,
  Inc. Cl. B*                                          130,000      7,223,125
                                                                 ------------

Foods 1.4%
Bush Boake Allen Inc.*                                 120,000      5,737,500
ConAgra Foods, Inc.                                     27,346        548,629
Keebler Foods Co.                                      220,000      9,240,000
                                                                 ------------
                                                                   15,526,129
                                                                 ------------
Total Consumer Staples                                             22,749,254
                                                                 ------------

The text and notes are an integral part of the financial statements.


12 State Street Research Aurora Fund

                                                                    Market
Issuer                                                  Shares       Value
--------------------------------------------------------------------------------

Financial Services 11.4% of net assets
--------------------------------------------------------------------------------

Banks & Savings & Loan 2.8%
Astoria Financial Corp.                                  104,300   $4,028,587
Dime Bancorp, Inc.                                       367,100    7,915,594
PBOC Holdings Inc.*                                      634,300    5,391,550
Richmond County Financial Corp.*                         316,500    7,655,344
Staten Islands Bancorp Inc.                              299,300    5,986,000
                                                                  -----------
                                                                   30,977,075
                                                                  -----------

Financial Data Processing Services & Systems 0.7%
eFunds Corp.*                                             22,500      165,937
Fair, Issac & Company Inc.                               190,000    8,110,625
                                                                  -----------
                                                                    8,276,562
                                                                  -----------

Insurance 5.2%
Ace Ltd.                                                 620,000   24,335,000(4)
  Insurance
Everest Re Group, Ltd.                                   261,000   12,919,500
Partnerre Ltd.*                                          146,400    6,944,850
Renaissance Re Holdings Ltd.*                            234,100   14,967,769
                                                                  -----------
                                                                   59,167,119
                                                                  -----------

Miscellaneous Financial 1.6%
Dun & Bradstreet Corp.                                   520,000   17,907,500
                                                                  -----------

Real Estate Investment Trusts 1.1%
Anthracite Capital Inc. Pfd.*                            300,000    6,000,000
Anthracite Capital, Inc.                                 370,000    3,029,375
Beacon Capital Partners Inc.*+                           120,000    1,365,000
Entertainment Properties Trust                           200,000    2,125,000
                                                                  -----------
                                                                   12,519,375
                                                                  -----------

Securities Brokerage & Services 0.0%
Noel Group Liquidating Trust*                            102,000       43,350
                                                                  -----------
Total Financial Services                                          128,890,981
                                                                  -----------

Health Care 3.9% of net assets
--------------------------------------------------------------------------------

Drugs & Biotechnology 1.5%
3 Dimensional Pharmaceutical, Inc.*                       20,000      720,000
Applied Molecular Evolution*                              15,000      601,875
Arena Pharmaceuticals Inc.*                                5,000      215,000
Arthrocare Corp.*                                         15,000      278,750
Aviron Corp.*                                             80,000    4,665,000
Biomarin Pharmaceutical Inc.                              20,000      367,500
Cell Therapeutics, Inc.*                                   7,000      466,812
Durect Corp.*                                             43,800      657,000
Intermune Pharmaceuticals Inc.*                           50,000    2,712,500
Protein Design Laboratories, Inc.*                         5,000      602,500
Regeneration Technologies, Inc.*                          84,400      696,300
SangStat Medical Corp.*                                  160,000    2,050,000
Versicor Inc.*                                           190,000    2,850,000
                                                                  -----------
                                                                   16,883,237
                                                                  -----------

Health Care Facilities 0.2%
Renal Care Group, Inc.*                                  130,000    2,421,250
                                                                  -----------

Health Care Services 0.6%
Community Health Systems Inc.*                           115,000    3,694,375
DIANON Systems Inc.*                                      47,600    1,898,050
Hooper Holmes Inc.                                       100,000      951,000
                                                                  -----------
                                                                    6,543,425
                                                                  -----------

Hospital Supply 1.5%
Aradigm Corp.*                                           300,000    6,881,250
Aspect Medical Systems, Inc.*                            142,500    1,763,437
Bruker Daltonics Inc.*                                    35,000    1,553,125
Cepheid, Inc.*                                            40,000      327,500
Closure Medical Corp.*                                    20,000      503,750
CONMED Corp.*                                             67,500      923,906
Curon Medical Inc.*                                      110,400    1,269,600
Igen International, Inc.*                                 25,000      503,125
Illumina Inc.*                                            26,000    1,179,750
Invivo Corp.*                                            164,900    1,752,063
Rita Medical Systems, Inc.*                               40,000      446,250
                                                                  -----------
                                                                   17,103,756
                                                                  -----------

Chemicals 0.1%
Wilson Great Batch Technology, Inc.*                      29,700      679,388
                                                                  -----------
Total Health Care                                                  43,631,056
                                                                  -----------

            The text and notes are an integral part of the financial statements.

                                                                    Market
Issuer                                                  Shares       Value
--------------------------------------------------------------------------------

Materials & Processing 8.8% of net assets
--------------------------------------------------------------------------------

Agriculture 0.9%
Cadiz Inc.*                                             28,000       $280,000
Corn Products International Inc.                       280,000      6,370,000
Eden Bioscience Corp.*                                  17,000        561,000
Zapata Corp.*                                        1,100,000      3,162,500
                                                                  -----------
                                                                   10,373,500
                                                                  -----------

Building & Construction 0.5%
Centex Construction Products Inc.                       14,500        359,781
Elcor Corp.                                            250,000      3,625,000
Nortek Inc.*                                           126,500      2,213,750
                                                                  -----------
                                                                    6,198,531
                                                                  -----------

Chemicals 4.2%
American Pacific Corp.*                                600,000      3,712,500
Cabot Microelectronics Corp.*                           80,000      3,840,000
Cambrex Corp.                                          330,000     12,210,000
Lilly Industrial Inc. Cl. A                            380,000     11,210,000
Methanex Corp.*                                        859,400      4,350,712
Omnova Solutions Inc.                                   60,000        333,750
PolyOne Corp.                                          294,000      2,149,875
Stepan Chemical Co.                                    471,900      9,467,494
                                                                  -----------
                                                                   47,274,331
                                                                  -----------

Containers & Packaging 0.7%
Ivex Packaging Corp.*                                   50,000        490,625
Packaging Corp. of America*                            470,000      5,199,375
U.S. Can Corp.*                                         85,000      1,684,063
                                                                  -----------
                                                                    7,374,063
                                                                  -----------

Fertilizers 1.1%
Agrium Inc.                                          1,260,000     12,915,000
                                                                  -----------

Miscellaneous Materials & Processing 1.1%
Chase Industries Inc.*                                 115,200        993,600
Hawk Corp. Cl. A*                                      265,000      1,855,000
Intermet Corp.                                         200,000      1,450,000
NN, Inc.                                                95,000        855,000
Penn Engineering & Manufacturing Corp.                 160,000      5,030,000
Wolverine Tube Inc.*                                   135,000      2,008,125
                                                                  -----------
                                                                   12,191,725
                                                                  -----------

Non-Ferrous Metals 0.2%
Lindberg Corp.                                         210,000      1,601,250
Packaged Ice, Inc.*                                    158,500        435,875
                                                                  -----------
                                                                    2,037,125
                                                                  -----------

Textile & Products 0.1%
Polymer Group Inc.                                     135,000        995,625
                                                                  -----------
Total Materials & Processing                                       99,359,900
                                                                  -----------

Other 0.5% of net assets
--------------------------------------------------------------------------------

Multi-Sector 0.5%
Gencorp Inc.                                            60,000        487,500
General Electric Co.                                     5,000        288,438
Gentek, Inc.                                           335,300      5,113,325
                                                                  -----------
Total Other                                                         5,889,263
                                                                  -----------

Other Energy 6.4% of net assets
--------------------------------------------------------------------------------

Offshore Drilling 0.1%
TMBR / Sharp Drilling Inc.*                             70,000        980,000
                                                                  -----------

Oil & Gas Producers 5.0%
Basin Exploration Inc.*                                646,000     12,597,000
Cabot Microelectronics Corp. Cl. A*                    450,000      9,168,750
Canadian 88 Energy Corp.*                            1,303,400      3,232,432
Chieftain International, Inc.*                          50,000      1,034,375
Cross Timbers Oil Co.                                  210,000      4,029,375
HS Resources, Inc.*                                    176,800      5,944,900
Maxx Petroleum Ltd.*                                   400,000      1,625,000
Ocean Energy Inc.*                                     611,800      9,444,662
Plains Resources Inc.*                                 250,000      4,718,750
Pure Resources, Inc.*                                  201,907      4,277,905
                                                                  -----------
                                                                   56,073,149
                                                                  -----------

Oil Well Equipment & Services 1.3%
Capstone Turbine Corp.*                                  5,000        346,250
Core Laboratories NV*                                  171,000      4,200,187
Hydril Co.*                                             54,900      1,248,975
NewPark Resources Inc.*                                140,000      1,295,000
NRG Energy Inc.*                                        30,000      1,095,000
OSCA, Inc. Cl. A*                                      200,000      3,325,000
Patterson Energy, Inc.*                                 75,000      2,578,125
Stolt Comex Seaway SA*#                                 24,000        306,000
Stolt Comex Seaway SA*                                  48,300        718,463
                                                                  -----------
                                                                   15,113,000
                                                                  -----------
Total Other Energy                                                 72,166,149
                                                                  -----------

Producer Durables 11.7% of net assets
--------------------------------------------------------------------------------

Aerospace 3.2%
Alliant Technology Systems, Inc.*                      201,300     16,531,762
Curtiss-Wright Corp.                                   100,000      4,718,750
Doncasters PLC*#                                       162,000      3,280,500
Ladish Inc.*                                           592,000      7,770,000
Teledyne Technologies Inc.*                            125,000      3,640,625
                                                                  -----------
                                                                   35,941,637
                                                                  -----------

The text and notes are an integral part of the financial statements.


14 State Street Research Aurora Fund

                                                                    Market
Issuer                                                  Shares       Value
--------------------------------------------------------------------------------

Electrical Equipment & Components 0.1%
Proton Energy Systems, Inc.*                            11,600       $332,050
Triumph Group, Inc.*                                    13,000        466,375
                                                                  -----------
                                                                      798,425
                                                                  -----------

Industrial Products 1.1%
Active Power Inc.*                                      10,000        620,000
Denison International PLC*#                            642,500      8,573,359
Osmonics, Inc.*                                        225,500      1,804,000
Veeco Instruments Inc.*                                 12,000      1,275,188
                                                                  -----------
                                                                   12,272,547
                                                                  -----------

Machine Tools 0.0%
Thermadyne Holdings Corp.*                              13,599        156,389
                                                                  -----------

Machinery 2.1%
Applied Science & Technology, Inc.*                     80,000      1,180,000
CTB International Corp.*                               100,000        756,250
Cummins Engine Inc.                                    131,500      3,936,781
Helix Technology Corp.*                                 12,000        358,500
JLG Industries Inc.                                    710,000      8,653,125
Specialty Equipment Companies Inc.*                    390,000      9,628,125
                                                                  -----------
                                                                   24,512,781
                                                                  -----------

Miscellaneous Equipment 0.6%
Thomas & Betts Corp.                                   400,000      6,975,000
                                                                  -----------

Miscellaneous Producer Durables 1.3%
BE Aerospace Inc.*                                     900,000     14,512,500
                                                                  -----------

Office Furniture & Business Equipment 1.0%
MICROS Systems, Inc.*                                  508,000      7,651,750
Steelcase Inc. Cl. A                                   197,500      3,308,125
                                                                  -----------
                                                                   10,959,875
                                                                  -----------

Production Technology Equipment 1.2%
August Technology Corp.*                               105,000      1,391,250
Axcelis Technologies, Inc.*                             53,000        629,375
Camtek Ltd.*                                           190,000      1,603,125
Entergris Inc.*                                        280,000      2,677,500
GSI Lumonics Inc.*                                     150,000      2,475,000
InTEST Corp.*                                           40,000        388,750
Kulicke & Soffa Industries, Inc.*                       50,000        665,625
Mattson Technology Inc.*                                60,000        892,500
Nova Measuring Instruments Ltd.*                       240,000      2,400,000
Therma-Wave Inc.*                                       15,000        431,250
                                                                  -----------
                                                                   13,554,375
                                                                  -----------

Telecommunications Equipment 1.1%
Belden Inc.                                            180,000      4,252,500
L-3 Communications Holding Inc.*                       130,000      7,345,000
Peco II, Inc.*                                           6,000        280,875
Plantronics Inc.*                                       35,000      1,330,000
                                                                  -----------
                                                                   13,208,375
                                                                  -----------
Communications Technology 0.0%
WJ Communications, Inc.*                                 5,000        185,000
                                                                  -----------
Total Producer Durables                                           133,076,904
                                                                  -----------

Technology 10.6% of net assets
--------------------------------------------------------------------------------

Communications Technology 1.2%
Accord Networks Ltd.*                                  130,000      1,267,500
ADC Telecommunications Inc.*                           100,000      2,689,062
BreezeCom Ltd.*                                         20,000        658,750
Ceragon Networks Ltd.*                                   8,600        231,125
Cosine Communications Inc.*                              6,600        366,713
Elastic Networks Inc.*                                   9,700        135,194
Foundry Networks, Inc.*                                 25,000      1,673,437
Inet Technologies, Inc.*                                30,000        877,500
Inrange Technologies Corp. Cl. B*                        6,200        328,600
O2Wireless Solutions, Inc.*                             45,000        869,063
P-Com, Inc.*                                            50,000        331,250
Spectrasite Holdings, Inc.*                            135,000      2,505,937
TTM Technologies, Inc.*                                 15,500        364,250
UTStarcom, Inc.*                                        80,000      1,675,000
                                                                  -----------
                                                                   13,973,381
                                                                  -----------

Computer Software 1.3%
At Road, Inc.*                                          37,500        269,531
AvantGo, Inc.*                                           4,000         80,000
Avistar Communications Corp.*                           88,900        600,075
CacheFlow Inc.*                                          6,600        943,800
Centra Software Inc.*                                    5,000         32,500
Click Commerce, Inc.*                                    5,000        213,750
Convergent Group Corp.*                                123,000        584,250
DRS Technologies Inc.*                                  56,500        918,125
Electronics for Imaging, Inc.*                         180,000      4,545,000
Extensity, Inc.*                                        10,000        210,000
GRIC Communications, Inc.*                              26,000        188,500
H.T.E. Inc.*                                             7,700         10,106
Imanage Inc.*                                           45,000        360,000
Interland Inc.*                                         71,300        601,594
Intertrust Technologies Corp.*                          20,000        241,250
Register.com, Inc.*                                     16,000        152,000
Software Technologies Corp.*                           120,000      2,746,875
SynQuest, Inc.*                                         15,000        196,875
Talarian Corp.*                                         18,100        347,294
Vastera, Inc.*                                          30,500        671,000
Versata, Inc.*                                          24,000        636,000
VIA Networks Inc.*                                      23,200        223,300
                                                                  -----------
                                                                   14,771,825
                                                                  -----------

            The text and notes are an integral part of the financial statements.

                                                                    Market
Issuer                                                 Shares        Value
--------------------------------------------------------------------------------

Computer Technology 1.4%
Corvis Corp.*                                           7,300        $445,642
Exabyte Corp.*                                        220,000       2,475,000
Hutchinson Technology Inc.*                           370,000       7,793,125
Imation Corp.*                                        220,000       4,097,500
Mobility Electronics, Inc.*                            40,000         365,000
Simple Technology, Inc.*                              125,000       1,210,938
                                                               --------------
                                                                   16,387,205
                                                               --------------

Electronics 4.8%
Argonaut Technologies Inc.*                            25,000         464,063
BEI Electronics Inc.*                                 215,000         268,750
BEI Technologies Inc.                                 417,000      17,409,750
Coherent Inc.*                                        370,000      25,160,000(3)
  Electronic Equipment
II-VI, Inc.*                                           60,000       1,120,312
Primex Technologies, Inc.                             270,300       7,855,594
SMTC Corp.*                                            50,000       1,075,000
Spectrum Control Inc. Cl. A*                           40,000         642,500
                                                               --------------
                                                                   53,995,969
                                                               --------------

Electronics: Semiconductors/Components 1.8%
Advanced Power Technology, Inc.*                       35,000       1,159,375
ASAT Holdings Ltd.*#                                   88,400         580,125
ASM International NV*                                  45,000         787,500
Benchmark Electronics Inc.*                            42,000       2,184,000
Channell Commercial Corp.*                            180,000       2,373,750
Chartered Semiconductor Manufacturing*#                 5,000         303,438
ChipPAC, Inc. Cl. A*                                   50,000         593,750
Infineon Technologies AG*#                             36,100       1,714,750
Intersil Holding Corp. Cl. A*                           5,000         249,375
Metron Technology NV*                                  20,000         160,000
Nogatech Inc.*                                         37,500         318,750
O2Micro International Ltd.*                             8,800         151,388
ON Semiconductor Corp.*                                92,000       1,000,500
Pixelworks, Inc.*                                      95,000       4,530,312
Sawtek Inc.*                                            5,000         192,578
Silicon Image Inc.*                                    20,000         496,250
Tvia, Inc.*                                           170,000       3,049,375
Virage Logic Corp.*                                    26,000         427,375
                                                               --------------
                                                                   20,272,591
                                                               --------------

Miscellaneous Technology 0.1%
Genomica Corp.*                                        37,300         725,019
                                                               --------------
Total Technology                                                  120,125,990
                                                               --------------

Utilities 3.0% of net assets
--------------------------------------------------------------------------------

Electrical 1.2%
Southern Energy Inc.*                                  16,400         514,550
Western Resources Inc.                                600,000      12,975,000
                                                               --------------
                                                                   13,489,550
                                                               --------------

Gas Distribution 1.4%
Western Gas Resources Inc.                            664,900      16,664,056
                                                               --------------

Telecommunications 0.4%
Alamosa PCS Holdings, Inc.*                            30,000         485,625
Allied Riser Communications Corp.*                     90,900         602,212
Carrier 1 International S.A.*#                         20,000         145,000
PTEK Holdings, Inc.*                                  250,000         773,437
Tritel Inc. Cl. A*                                     15,000         214,688
Triton PCS Holdings Inc.*                              23,600         649,000
UbiquiTel Inc.*                                        70,000         630,000
US Unwired Inc. Cl. A*                                 50,000         476,563
Z-tel Technologies, Inc.*                              45,000         326,250
                                                               --------------
                                                                    4,302,775
                                                               --------------
Total Utilities                                                    34,456,381
                                                               --------------

Non-U.S. Equities 0.6% of net assets
--------------------------------------------------------------------------------

Coretec Inc.*                                          28,700         174,223
Canadian Natural Resources Ltd.*                       69,411       2,325,268
Fred Olsen Energy ASA*#                                54,100         447,255
Jean Coutu Group Inc. Cl. A*                          300,000       3,811,451
                                                               --------------
Total Non-U.S. Equities                                             6,758,197
                                                               --------------

Total Common Stocks                                             1,016,977,100(a)
                                                               --------------

--------------------------------------------------------------------------------
(a) The fund paid a total of $837,721,588 for these securities.
--------------------------------------------------------------------------------

The text and notes are an integral part of the financial statements.


16 State Street Research Aurora Fund

                                                                                                                Market
Issuer                                                                                          Shares           Value
-------------------------------------------------------------------------------------------------------------------------

Short-Term Investments 2.9% of net assets

AIM Liquid Assets Portfolio                                                                 33,170,848        $33,170,848
                                                                                                           --------------
Total Short-Term Investments                                                                                   33,170,848(1)
                                                                                                           --------------

                                                        Coupon             Maturity         Amount of
                                                         Rate                Date           Principal
-------------------------------------------------------------------------------------------------------------------------

Commercial Paper 9.4% of net assets

American Express Credit Corp.                            6.52%            10/02/2000        $6,446,000         $6,446,000

American Express Credit Corp.                            6.53%            10/02/2000        15,415,000         15,415,000

American Express Credit Corp.                            6.50%            10/03/2000         8,427,000          8,427,000

American Express Credit Corp.                            6.56%            10/06/2000        11,104,000         11,104,000

DaimlerChrysler N.A. Holding Corp.                       6.52%            10/06/2000        14,334,000         14,334,000

Merrill Lynch & Company Inc.                             6.49%            10/03/2000        19,547,000         19,539,952

Verizon Network Funding Inc.                             6.49%            10/11/2000        21,761,000         21,721,770

Wells Fargo Financial Inc.                               6.50%            10/06/2000        10,000,000         10,000,000
                                                                                                           --------------
Total Commercial Paper                                                                                        106,987,722(2)
                                                                                                           --------------

                                                                             % of
                                                                          Net Assets
------------------------------------------------------------------------------------------------------------------------------------

Summary of Portfolio Assets

Investments                                                                  102.1%                        $1,157,135,670

Cash and Other Assets, Less Liabilities                                       (2.1%)                          (24,294,918)
                                                                             ------                        --------------
Net Assets                                                                   100.0%                        $1,132,840,752(3)
                                                                             ======                        ==============

--------------------------------------------------------------------------------
(1) The fund paid a total of $33,170,848 for these securities.
--------------------------------------------------------------------------------
(2) The fund paid a total of $106,987,722 for these securities.
--------------------------------------------------------------------------------
(3) The fund paid a total of $977,880,158 for these securities.
--------------------------------------------------------------------------------

Federal Income Tax Information

At September 30, 2000, the net unrealized appreciation of investments based on cost for Federal income tax purposes of $978,135,348 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an
excess of value over tax cost                                                                                $247,816,068

Aggregate gross unrealized depreciation for all investments in which there is an
  excess of tax cost over value                                                                               (68,815,746)
                                                                                                           --------------
                                                                                                             $179,000,322
                                                                                                           ==============

In order to meet certain excise tax distribution requirements under Section 4982 of the Internal Revenue Code, the fund is required to measure and distribute annually, if necessary, net capital gains realized during a 12-month period ending October 31. In this connection, the fund is permitted to defer into its next fiscal year any net capital losses incurred between each November 1 and the end of its fiscal year. From November 1, 1999 through September 30, 2000, the fund incurred net capital losses of $7,657,164 and has deferred and treated such losses as arising in the fiscal year ended September 30, 2001.

            The text and notes are an integral part of the financial statements.

Statement of
Assets and Liabilities  September 30, 2000
--------------------------------------------------------------------------------

This is the fund's balance sheet as of the report date. It shows the fund's assets, its liabilities and, by subtraction, its net assets. It also shows the share price for each share class as of the report date.

Assets

Investments, at market value                                   $1,157,135,670(1)
Cash                                                                  363,828
Receivable for securities sold                                      7,425,442
Receivable for fund shares sold                                    23,006,417
Dividends and interest receivable                                   1,148,525
                                                               --------------
                                                                1,189,079,882

Liabilities

Payable for collateral received on securities loaned               33,170,848
Payable for securities purchased                                   14,840,196
Payable for fund shares redeemed                                    6,241,765
Accrued transfer agent and shareholder services                       336,004
Accrued management fee                                                734,604
Accrued distribution and service fees                                 539,560
Accrued trustees' fees                                                 27,389
Other accrued expenses                                                348,764
                                                               --------------
                                                                   56,239,130
                                                               --------------
Net Assets                                                     $1,132,840,752
                                                               ==============

Net Assets consist of:
  Undistributed net investment income                                 $30,098
  Unrealized appreciation of investments                          179,255,512
  Accumulated net realized gain                                    99,234,002
  Paid-in capital                                                 854,321,140
                                                               --------------
                                                               $1,132,840,752(2)
                                                               ==============

--------------------------------------------------------------------------------
(1) The fund paid a total of $977,880,158 for these securities.
--------------------------------------------------------------------------------
(2)                 Net Asset Value (NAV) of Each Share Class

Except where noted, the NAV is the offering and the redemption price for each class.

            Net Assets   /  Number of Shares   =    NAV
       A    $552,365,384      18,933,587           $29.17*
       B(1) $110,742,980       3,956,509           $27.99**
       B    $268,557,455       9,593,223           $27.99**
       C    $180,877,030       6,461,531           $27.99**
       S     $20,297,903         684,249           $29.66

*     Maximum offering price per share $30.95 ($29.17 / 0.9425).

** Redemption price per share for Class B(1), Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.
--------------------------------------------------------------------------------

The text and notes are an integral part of the financial statements.


18 State Street Research Aurora Fund

Statement of
Operations  For the year ended September 30, 2000
--------------------------------------------------------------------------------

This shows what the fund earned and lost over the report period, and what its expenses were.

Investment Income
Dividends, net of foreign taxes                                   $7,185,929(1)
Interest                                                           5,344,967(2)
                                                               -------------
                                                                  12,530,896

Expenses
Management fee                                                     5,842,991(3)
Transfer agent and shareholder services                            1,150,039(4)
Distribution and service fees - Class A                              805,374(5)
Distribution and service fees - Class B(1)                           549,236(5)
Distribution and service fees - Class B                            2,307,484(5)
Distribution and service fees - Class C                            1,093,752(5)
Custodian fee                                                        279,127
Registration fees                                                    221,197
Reports to shareholders                                              188,142
Trustees' fees                                                        27,389(6)
Audit fee                                                             25,804
Legal fees                                                            17,242
Amortization of organization costs                                     7,503(7)
Miscellaneous                                                         29,770
                                                               -------------
                                                                  12,545,050
Fees paid indirectly                                                 (27,602)(8)
                                                               -------------
                                                                  12,517,448
                                                               -------------
Net investment income                                                 13,448
                                                               -------------

Realized and Unrealized Gain
on Investments
Net realized gain on investments                                  99,469,272(9)
Change in unrealized appreciation of investments                 181,944,322
                                                               -------------
Net gain on investments                                          281,413,594
                                                               -------------
Net increase in net assets resulting
  from operations                                               $281,427,042
                                                               =============

--------------------------------------------------------------------------------
(1) The fund paid foreign taxes of $26,210.
--------------------------------------------------------------------------------
(2) Includes $248,727 in income from the lending of portfolio securities. As of the report date, the fund had a total of $38,122,581 of securities out on loan and was holding a total of $38,206,396 in collateral (including $33,170,848 of cash collateral) related to those loans.
--------------------------------------------------------------------------------
(3) The management fee is 0.85% of fund net assets, annually.
--------------------------------------------------------------------------------
(4) Includes a total of $747,376 paid to the distributor for the services it provided, and to MetLife for similar services it provided, including maintaining the accounts of some investors who hold shares through that firm's employee benefit plans and other sponsored arrangements.
--------------------------------------------------------------------------------
(5) Payments made to the distributor under the fund's 12b-1 plans. The fees cover personal services and the maintenance of shareholder accounts. The fees also cover distribution and marketing expenditures for the sale of fund shares.
--------------------------------------------------------------------------------
(6) Paid only to trustees who aren't currently affiliated with the adviser (the fund doesn't pay trustees' fees to affiliated trustees).
--------------------------------------------------------------------------------
(7) Organization costs were capitalized and amortized straight-line over five years.
--------------------------------------------------------------------------------
(8) Represents transfer agent credits earned from uninvested cash balances.
--------------------------------------------------------------------------------
(9) To earn this, the fund sold $471,654,513 of securities. During this same period, the fund also bought $817,389,796 worth of securities. These figures don't include short-term obligations or U.S. government securities.
--------------------------------------------------------------------------------

            The text and notes are an integral part of the financial statements.

Statement of
Changes in Net Assets
--------------------------------------------------------------------------------

This shows how the fund's size changed over the report period, including changes that resulted from investment performance as well as those that resulted from shareholders buying and selling fund shares.

                                                  Years ended September 30
--------------------------------------------------------------------------------
                                                   1999              2000
--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets

Operations:
Net investment income (loss)                    $(852,674)            $13,448
Net realized gain on investments                1,843,995          99,469,272
Change in unrealized appreciation
  of investments                               78,160,879         181,944,322
                                             --------------------------------
Net increase resulting
  from operations                              79,152,200         281,427,042
                                             --------------------------------

Net increase (decrease) from
  fund share transactions                     (33,298,752)        416,924,689(1)
                                             --------------------------------
Total increase in net assets                   45,853,448         698,351,731
                                             --------------------------------

Net Assets

Beginning of year                             388,635,573         434,489,021
                                             --------------------------------
End of year                                  $434,489,021      $1,132,840,752(2)
                                             ================================

--------------------------------------------------------------------------------
(2) Includes undistributed net investment income of $0 and $30,098, respectively.
--------------------------------------------------------------------------------

The text and notes are an integral part of the financial statements.


20 State Street Research Aurora Fund

--------------------------------------------------------------------------------
(1)  These transactions break down by share class as follows:

                                                 Years ended September 30
                             ----------------------------------------------------------------------
                                         1999                                  2000
                             ----------------------------------------------------------------------
Class A                         Shares          Amount                Shares            Amount
===================================================================================================
Shares sold                   5,556,940      $95,959,404            15,555,491      $398,377,309*
Shares redeemed              (5,359,184)     (91,802,702)           (4,313,901)     (109,371,794)
                             ----------------------------------------------------------------------
Net increase                    197,756       $4,156,702            11,241,590      $289,005,515
                             ======================================================================

Class B(1)                     Shares(a)       Amount(a)              Shares            Amount
===================================================================================================
Shares sold                   1,174,063      $20,609,640             3,076,345       $73,765,167**
Shares redeemed                 (63,385)      (1,087,830)             (230,514)       (5,411,060)***
                             ----------------------------------------------------------------------
Net increase                  1,110,678      $19,521,810             2,845,831       $68,354,107
                             ======================================================================

Class B                         Shares          Amount                Shares            Amount
===================================================================================================
Shares sold                   2,191,760      $34,769,493               890,297       $20,367,528**
Shares redeemed              (5,338,722)     (86,005,542)           (2,109,967)      (46,765,555)***
                             ----------------------------------------------------------------------
Net decrease                 (3,146,962)    ($51,236,049)           (1,219,670)     ($26,398,027)
                             ======================================================================

Class C                         Shares          Amount                Shares            Amount
===================================================================================================
Shares sold                   1,879,939      $31,150,039             3,564,189       $86,138,124**
Shares redeemed              (2,272,628)     (36,944,284)             (792,598)      (17,727,659)****
                             ----------------------------------------------------------------------
Net increase (decrease)        (392,689)     ($5,794,245)            2,771,591       $68,410,465
                             ======================================================================

Class S                         Shares          Amount                Shares            Amount
===================================================================================================
Shares sold                      57,888         $904,426               635,503       $17,822,554
Shares redeemed                 (44,784)        (851,396)              (12,448)         (269,925)
                             ----------------------------------------------------------------------
Net increase                     13,104          $53,030               623,055       $17,552,629
                             ======================================================================

      The trustees have the authority to issue an unlimited number of shares of beneficial interest, with a $0.001 par value per share.

* Includes $259,510 and $295,114 in sales charges collected by the distributor and MetLife.

** Like all broker-dealers, MetLife received commissions that were calculated as a percentage of these sales but the commissions of $418,145, $5,575, and $1,294 for Class B(1), Class B and Class C, were paid by the distributor, not the fund.

*** Includes $63,638 and $339,107 in deferred sales charges collected by the distributor for Class B(1) and Class B.

****  Includes $6,210 in deferred sales charges collected by the distributor.

(a)   January 1, 1999 (commencement of share class) to September 30, 1999.

            The text and notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

These provide a summary of each share class's financial performance for the past five fiscal years.

                                                                    Class A
                                            -------------------------------------------------------
                                                            Years ended September 30
                                            -------------------------------------------------------
Per Share Data                               1996(a)     1997(a)     1998(a)     1999(a)    2000(a)
==================================================================================================
Net asset value, beginning of year ($)        11.13       15.14       20.71       15.47      19.02
                                            -------     -------     -------     -------    -------
 Net investment income (loss) ($)*            (0.06)       0.03        0.02        0.05       0.10

 Net realized and unrealized gain (loss)
 on investments                                4.66        9.02       (5.03)       3.50      10.05
                                            -------     -------     -------     -------    -------
Total from investment operations ($)           4.60        9.05       (5.01)       3.55      10.15
                                            -------     -------     -------     -------    -------
 Dividend from net investment income ($)      (0.09)         --          --          --         --

 Distributions from capital gains ($)         (0.50)      (3.48)      (0.23)         --         --
                                            -------     -------     -------     -------    -------
Total distributions ($)                       (0.59)      (3.48)      (0.23)         --         --
                                            -------     -------     -------     -------    -------
Net asset value, end of year ($)              15.14       20.71       15.47       19.02      29.17
                                            =======     =======     =======     =======    =======
Total return (%)(b)                           43.63       72.70      (24.42)      22.88      53.45

Ratios/Supplemental Data
==================================================================================================

Net assets at end of year ($ thousands)       1,110     157,853     115,973     146,295    552,365

Expense ratio (%)*                             1.45        1.34        1.39        1.46       1.40

Expense ratio after expense reductions (%)*    1.45        1.34        1.39        1.45       1.40

Ratio of net investment income (loss)
to average net assets (%)*                    (0.56)       0.17        0.09        0.30       0.42

Portfolio turnover rate (%)                  124.79       25.03       67.80       65.13      76.95

*Reflects voluntary reduction of
expenses per share of these amounts ($)        0.32        0.02          --          --         --

                                                              Class B(1)
                                                       -------------------------
                                                       Years ended September 30
                                                       -------------------------
Per Share Data                                           1999(a)(c)    2000(a)
================================================================================

Net asset value, beginning of year ($)                      16.17       18.38
                                                          -------     -------

 Net investment loss ($)                                    (0.03)      (0.07)

 Net realized and unrealized gain
 on investments ($)                                          2.24        9.68
                                                          -------     -------
Total from investment operations ($)                         2.21        9.61
                                                          -------     -------
Net asset value, end of year ($)                            18.38       27.99
                                                          =======     =======
Total return (%)(b)                                         13.61(d)    52.37


Ratios/Supplemental Data
================================================================================

Net assets at end of year ($ thousands)                    20,419     110,743

Expense ratio (%)                                            2.10(e)     2.13

Expense ratio after expense reductions (%)                   2.09(e)     2.13

Ratio of net investment loss to average net assets (%)      (0.24)(e)   (0.29)

Portfolio turnover rate (%)                                 65.13       76.95

The text and notes are an integral part of the financial statements.


22 State Street Research Aurora Fund

                                                                    Class B
                                            -------------------------------------------------------
                                                            Years ended September 30
                                            -------------------------------------------------------
Per Share Data                               1996(a)     1997(a)     1998(a)     1999(a)    2000(a)
==================================================================================================
Net asset value, beginning of year ($)        11.08       15.02       20.33       15.07      18.38
                                            -------     -------     -------     -------    -------
 Net investment loss ($)*                     (0.17)      (0.09)      (0.13)      (0.08)     (0.07)

 Net realized and unrealized gain (loss)
 on investments                                4.65        8.88       (4.90)       3.39       9.68
                                            -------     -------     -------     -------    -------
Total from investment operations ($)           4.48        8.79       (5.03)       3.31       9.61
                                            -------     -------     -------     -------    -------
 Dividend from net investment income ($)      (0.04)         --          --          --         --

 Distributions from capital gains ($)         (0.50)      (3.48)      (0.23)         --         --
                                            -------     -------     -------     -------    -------
Total distributions ($)                       (0.54)      (3.48)      (0.23)         --         --
                                            -------     -------     -------     -------    -------
Net asset value, end of year ($)              15.02       20.33       15.07       18.38      27.99
                                            =======     =======     =======     =======    =======
Total return (%)(b)                           42.52       71.34      (24.98)      21.90      52.37


Ratios/Supplemental Data
==================================================================================================

Net assets at end of year ($ thousands)         165     235,938     210,408     198,783    268,557

Expense ratio (%)*                             2.20        2.08        2.15        2.21       2.13

Expense ratio after expense reductions (%)*    2.20        2.08        2.15        2.20       2.13

Ratio of net investment loss
to average net assets (%)*                    (1.38)      (0.55)      (0.68)      (0.46)     (0.31)

Portfolio turnover rate (%)                  124.79       25.03       67.80       65.13      76.95

*Reflects voluntary reduction of
expenses per share of these amounts ($)        0.32        0.01          --          --         --

                                                                    Class C
                                            -------------------------------------------------------
                                                            Years ended September 30
                                            -------------------------------------------------------
Per Share Data                               1996(a)     1997(a)     1998(a)     1999(a)    2000(a)
==================================================================================================
Net asset value, beginning of year ($)        11.08       15.02       20.32       15.06      18.38
                                            -------     -------     -------     -------    -------
 Net investment loss ($)*                     (0.17)      (0.09)      (0.13)      (0.08)     (0.07)

 Net realized and unrealized gain (loss)
 on investments                                4.65        8.87       (4.90)       3.40       9.68
                                            -------     -------     -------     -------    -------
Total from investment operations ($)           4.48        8.78       (5.03)       3.32       9.61
                                            -------     -------     -------     -------    -------
 Dividend from net investment income ($)      (0.04)         --          --          --         --

 Distributions from capital gains ($)         (0.50)      (3.48)      (0.23)         --         --
                                            -------     -------     -------     -------    -------
Total distributions ($)                       (0.54)      (3.48)      (0.23)         --         --
                                            -------     -------     -------     -------    -------
Net asset value, end of year ($)              15.02       20.32       15.06       18.38      27.99
                                            =======     =======     =======     =======    =======
Total return (%)(b)                           42.52       71.26      (25.00)      21.98      52.37


Ratios/Supplemental Data
==================================================================================================
Net assets at end of year ($ thousands)         165      67,121      61,504      67,816    180,877

Expense ratio (%)*                             2.20        2.09        2.15        2.21       2.13

Expense ratio after expense reductions (%)*    2.20        2.09        2.15        2.20       2.13

Ratio of net investment loss
to average net assets (%)*                    (1.38)      (0.58)      (0.68)      (0.45)     (0.30)

Portfolio turnover rate (%)                  124.79       25.03       67.80       65.13      76.95

*Reflects voluntary reduction of
expenses per share of these amounts ($)        0.32        0.01          --          --         --

(a)   Per-share figures have been calculated using the average shares method.

(b) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily reduced the fund's expenses.

(c)   January 1, 1999 (commencement of share class) to September 30, 1999.

(d)   Not annualized.

(e)   Annualized.

      The text and notes are an integral part of the financial statements.

Financial Highlights CONTINUED
--------------------------------------------------------------------------------

                                                                    Class S
                                            -------------------------------------------------------
                                                            Years ended September 30
                                            -------------------------------------------------------
Per Share Data                               1996(a)     1997(a)     1998(a)     1999(a)    2000(a)
==================================================================================================
Net asset value, beginning of year ($)        11.15       15.18       20.83       15.60      19.23
                                            -------     -------     -------     -------    -------
 Net investment income (loss) ($)*            (0.06)      (0.00)       0.10        0.10       0.12

 Net realized and unrealized gain (loss)
 on investments                                4.70        9.13       (5.10)       3.53      10.31
                                            -------     -------     -------     -------    -------
Total from investment operations ($)           4.64        9.13       (5.00)       3.63      10.43
                                            -------     -------     -------     -------    -------
 Dividend from net investment income ($)      (0.11)         --          --          --         --

 Distributions from capital gains ($)         (0.50)      (3.48)      (0.23)         --         --
                                            -------     -------     -------     -------    -------
Total distributions ($)                       (0.61)      (3.48)      (0.23)         --         --
                                            -------     -------     -------     -------    -------
Net asset value, end of year ($)              15.18       20.83       15.60       19.23      29.66
                                            =======     =======     =======     =======    =======
Total return (%)(b)                           43.95       73.10      (24.23)      23.21      54.32

Ratios/Supplemental Data
==================================================================================================

Net assets at end of year ($ thousands)       7,752      14,542         750       1,177     20,298

Expense ratio (%)*                             1.20        1.16        1.04        1.21       1.13

Expense ratio after expense reductions (%)*    1.20        1.16        1.04        1.20       1.13

Ratio of net investment income (loss)
to average net assets (%)*                    (0.43)      (0.02)       0.53        0.54       0.63

Portfolio turnover rate (%)                  124.79       25.03       67.80       65.13      76.95

*Reflects voluntary reduction of
expenses per share of these amounts ($)        0.32        0.12          --          --         --

(a)   Per-share figures have been calculated using the average shares method.

(b) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily reduced the fund's expenses.

The text and notes are an integral part of the financial statements.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of State Street Research
Capital Trust and the Shareholders of
State Street Research Aurora Fund:

In our opinion, the accompanying statement of assets and liabilities--including the portfolio holdings--and the related statements of operations and of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of State Street Research Aurora Fund (a series of State Street Research Capital Trust, hereafter referred to as the "Trust") at September 30, 2000, and the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining--on a test basis--evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 15, 2000


24 State Street Research Aurora Fund

Board of Trustees

Richard S. Davis
Chairman of the Board,
President, Chief Executive Officer and Director,
State Street Research & Management Company

Bruce R. Bond
Former Chairman of the Board,
Chief Executive Officer and President,
PictureTel Corporation

Steve A. Garban
Former Senior Vice President
for Finance and Operations and Treasurer, The Pennsylvania State University

Dean O. Morton
Former Executive Vice President,
Chief Operating Officer and Director,
Hewlett-Packard Company

Susan M. Phillips
Dean, School of Business and Public Management, George Washington University; former Member of the Board of Governors of the Federal Reserve System and Chairman and Commissioner of the Commodity Futures Trading Commission

Toby Rosenblatt
President, Founders Investments Ltd.
President, The Glen Ellen Company

Michael S. Scott Morton
Jay W. Forrester Professor of Management,
Sloan School of Management,
Massachusetts Institute of Technology


State Street Research Aurora Fund
--------------------------------------------------------------------------------

Report on Special Meeting of Shareholders

A Special Meeting of Shareholders of the State Street Research Aurora Fund ("Fund"), a series of State Street Research Capital Trust, was convened on February 25, 2000, and continued thereafter ("Meeting"). The results of the Meeting for Class B and Class B(1) shares are set forth below. The results for Class A shares were previously reported in the annual report to shareholders for the fiscal year ended March 31, 2000.

                                           Votes (millions of shares)

Action on Proposal                         For     Against   Abstain
--------------------------------------------------------------------------------

Class B Shares

The Fund's current Rule 12b-1
Distribution Plan was amended
to increase the amount that may
be expended for the distribution
of Class A shares.                         4.2       0.8       0.3

Class B(1) Shares

The Fund's current Rule 12b-1
Distribution Plan was amended
to increase the amount that may
be expended for the distribution
of Class A shares.                         0.5       0.1       0.0

Glossary

12b-1 Fees - Fees paid from mutual fund assets for personal services and for the maintenance of shareholder accounts and distribution and marketing expenses. The fees are named after the SEC rule that permits them.

Average Shares Method - The practice of basing a fund's calculations for a given period on the average number of shares that were outstanding during that period.

Nasdaq - The stock price quotation system operated by the National Association of Securities Dealers. The Nasdaq system operates as a clearing house for transaction data about stocks that are traded "over the counter" around the U.S.

New York Stock Exchange - The largest stock exchange in the United States, and the place where many of the largest company stocks are listed. Unlike the Nasdaq system, the NYSE is a physical exchange, with all trading occurring on the exchange's trading floor on Wall Street.


26 State Street Research Aurora Fund

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Contact Information for
INVESTOR SERVICES
--------------------------------------------------------------------------------

New accounts, mutual fund purchases, exchanges and account information

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OverView
--------------------------------------
For more information on the products
and services mentioned in OverView,
our shareholder newsletter, visit our
Web site at www.statestreetresearch.com


State Street Research
        FYI
--------------------------------------------------------------------------------
Did you know that you can give a State Street Research mutual fund as a gift? Call a service center representative toll-free at 1-87-SSR-FUNDS
(1-877-773-8637), Monday through Friday, 8am-6pm Eastern Time, to learn more.

---------------------------
           [LOGO]
           DALBAR
   HONORS COMMITMENT TO:
         INVESTORS
            1999
---------------------------
 for Excellence in Service

1     Formerly State Street Research Capital Fund.
2 An investment in the State Street Research Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
--------------------------------------------------------------------------------

      This report must be accompanied or preceded by a current State Street Research Aurora Fund prospectus. When used after December 31, 2000 this report must be accompanied by a current Quarterly Performance Update.

      To obtain a prospectus of any State Street Research fund call 1-87-SSR-FUNDS (1-877-773-8637). The prospectus contains more complete information, including sales charges and expenses. Please read the prospectus carefully before investing or sending money.

      The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.

State Street Research
Spectrum of Funds
--------------------------------------------------------------------------------

       Income                      Growth & Income                       Growth
--------------------------------------------------------------------------------------------------
CONSERVATIVE                                                                            AGGRESSIVE
--------------------------------------------------------------------------------------------------

High Income Fund              Argo Fund                          Global Resources Fund
Strategic Income Fund         Investment Trust                   Emerging Growth Fund
New York Tax-Free Fund        Alpha Fund                         Health Sciences Fund
Tax-Exempt Fund               Strategic Growth & Income Fund     Mid-Cap Growth Fund(1)
Government Income Fund        Strategic Income Plus Fund         Aurora Fund
Money Market Fund(2)                                             Concentrated International Fund
                                                                 International Equity Fund
                                                                 Concentrated Growth Fund
                                                                 Growth Fund
                                                                 Galileo Fund
                                                                 Legacy Fund

(C) 2000 State Street Research Investment Services, Inc.,
    One Financial Center, Boston, MA 02111

Control Number:(exp1101)SSR-LD                                      AR-2655-1100